Securities Act Registration No. 333-142483
Investment Act Registration No. 811-05192

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 25	[X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 192	[X]

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
Registrant

AMERITAS LIFE INSURANCE CORP.
Depositor
5900 O Street
Lincoln, Nebraska 68510
402-467-1122

MORGAN B.S. LORENZEN
Second Vice President, Assistant General Counsel
Ameritas Life Insurance Corp.
5900 O Street
Lincoln, Nebraska 68510
402-467-1122

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on May 1, 2024 pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[ ] on ________ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS: May 1, 2024
Medley!
Flexible Premium Deferred Variable Annuity Policy
Ameritas Variable Separate Account VA-2

This Policy is no longer available for sale effective September 7, 2012.

The features, benefits, and risks are applicable to existing Policy Owners

This prospectus describes the Medley! a flexible premium deferred variable annuity (the "Policy"), especially its Separate Account. The Policy is designed to help you, the Policy Owner, invest on a tax-deferred basis and meet long-term financial goals. It provides a menu of optional riders for you to select from to meet your particular needs; ask your sales representative or us which of these are available in your state. As an annuity, the Policy provides you with several ways to receive regular income from your investment. An initial minimum payment is required. Further investment is optional.

The Policy includes a Guaranteed Lifetime Withdrawal Benefit ("GLWB") rider, which if activated, guarantees a series of annualized withdrawals from your Policy, regardless of the Policy Value, until the death of the last surviving Covered Person. Policy expenses are higher when the GLWB is activated and if other optional riders are selected.

You may allocate all or part of your Policy Value among a variety of Subaccount variable Investment Options where you have the investment risk, including possible loss of principal. (The Subaccounts are listed in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY ("Appendix A") section of this prospectus.)

You may also allocate all or part of your investment to a Fixed Account fixed interest rate option where we have the investment risk and guarantee a certain return on your investment. The Fixed Account is part of our General Account and is subject to the financial strength and claims paying ability of the Company.

You may access certain documents relating to the Policy and Subaccounts electronically. Current prospectuses and reports for the Policy and Subaccounts are available on our website, and updated prospectuses are posted on or about May 1 of each year. Prospectuses may be supplemented throughout the year, and copies of all supplements are also available on our website. We post annual reports on our website shortly after March 1 each year.

We may make other documents available to you electronically through the email address that you provide to us. When electronic delivery becomes available, and upon your election to receive information online, we will notify you when a transaction pertaining to your Policy has occurred or a document impacting your Policy or the Subaccounts has been posted. In order to receive your Policy documents online you should have regular and continuous Internet access.

Please Read this Prospectus Carefully and Keep It for Future Reference.

It provides information you should consider before investing in a Policy.

Prospectuses for the portfolios that underlie the Subaccount variable Investment Options are available without charge from your sales representative or from our Service Center.

Policy financial strength and guarantees, which are obligations of the General Account,

are subject to the claims paying ability of the Company.

The Securities and Exchange Commission ("SEC") does not pass upon the accuracy or adequacy of this prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the

SEC's staff and is available at investor.gov.

This prospectus may only be used to offer the Policy where the Policy may lawfully be sold.

The Policy, and certain features described in this prospectus, may not be available in all states.

No one is authorized to give information or make any representation about the Policy that is not in this prospectus. If anyone does so, you should not rely upon it as being accurate or adequate.

NOT FDIC INSURED ■ MAY LOSE VALUE ■ NO BANK GUARANTEE
Ameritas Life Insurance Corp. (Company, we, us, our, Ameritas Life, Depositor)
Service Center, P.O. Box 81889, Lincoln, Nebraska 68501 800-745-1112 ameritas.com

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TABLE OF CONTENTS

TABLE OF CONTENTS

Contacting Us. To have questions answered or to send additional premiums, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.,

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

OR

5900 O Street

Lincoln, Nebraska 68510

Telephone: 800-745-1112

Fax: 402-467-7335

Interfund Transfer Request Fax:

402-467-7923

ameritas.com

Email: clientservices@ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

Remember, the correct form of Written Notice "in good order" is important for us to accurately process your Policy elections and changes. Many service forms can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need and tell you the information we require.

Written Notice. To provide you with timely service, we accept some Written Notices by email and fax. However, by not requiring your original signature, there is a greater risk unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge. We are entitled to act upon emails and faxed signatures that reasonably appear to us to be genuine.

Make checks payable to:

"Ameritas Life Insurance Corp."

Ameritas® and the bison design are registered service marks of Ameritas Life Insurance Corp.

DEFINED TERMS	3
KEY INFORMATION	4
OVERVIEW OF THE POLICY	6
FEE TABLE	7
PRINCIPAL RISKS OF INVESTING	11
THE COMPANY	13
THE SEPARATE ACCOUNT	14
Separate Account
PORTFOLIO COMPANIES	14
VOTING RIGHTS	14
THE FIXED ACCOUNT FIXED INTEREST RATE OPTION	15
CHARGES	15
GENERAL DESCRIPTION OF THE POLICY	18
Policy Rights
Policy Provisions and Limitations
General Account
Policy or Registrant Changes
ANNUITY PERIOD	28
BENEFITS AVAILABLE UNDER THE POLICY	30
Allowable Benefit Rider Combinations
Additional Information On Benefits Available Under The Policy
PURCHASES AND POLICY VALUE	51
SURRENDER AND WITHDRAWALS	53
LOANS	55
TAXES	56
LEGAL PROCEEDINGS	57
FINANCIAL INFORMATION	57
APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY	58
APPENDIX B: TAX-QUALIFIED PLAN DISCLOSURES	62
STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT	70
REPORTS TO YOU	70
FINRA PUBLIC DISCLOSURE PROGRAM

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DEFINED TERMS

Defined terms, other than "we, us, our," "you and your," are shown using initial capital letters in this prospectus.

Accumulation Units are an accounting unit of measure used to calculate the Policy Value allocated to Subaccounts of the Separate Account. It is similar to a share of a mutual fund. The Policy describes how Accumulation Units are calculated.

Account Value/Accumulation Value/Policy Value is the value of the Policy before any applicable withdrawal charge. On the Maturity Date, the Account Value/Accumulation Value/Policy Value will be used to determine the annuity payments under the annuity option you select.

Annuitant is the person on whose life annuity payments involving life contingencies are based and who receives Policy annuity payments.

Annuity Date is the date annuity income payments are scheduled to begin. This date is identified on the Policy Schedule page of your Policy. You may change this date, as permitted by the Policy and described in this prospectus.

Attained Age is age on nearest birthday.

Beneficiary(ies) means the person(s) designated to receive any benefits under the Policy upon the death of the Owner or, after annuity income payments begin, the death of the Annuitant.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Policy Value less applicable withdrawal charge, Policy fee, outstanding loans, and any premium tax charge not previously deducted.

Company, we, us, our, Ameritas Life, Depositor refers to Ameritas Life Insurance Corp.

Fixed Account is an Investment Option provided by us and is part of the General Account.

General Account is made up of all the general assets of the Company, other than those in the Separate Account or other segregated accounts.

GLWB Models are required if your Policy currently has a GLWB rider that is currently active, you may allocate your Policy Value to any one of the three allowable Program GLWB Models or you may elect one of the four allowable Non-Program GLWB Models.

Investment Options means collectively the Subaccounts and the Fixed Account. You may allocate Net Premiums and reallocate Policy Value among the Investment Options.

Maturity Date is the date annuity payments are scheduled to begin. You may change this date, as permitted by the Policy and described in this prospectus. The earliest date that you may choose is five years after your Policy Date.

Net Premium is any premium received less any applicable premium taxes.

Owner, you, your refers to the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

Policy Date is the date two Business Days after we receive your application in good order and the initial premium. It is the date used to determine the Policy Year/Month/Anniversary dates.

Policy Year/Month/Anniversary is measured from respective anniversary dates of the Policy Date of this Policy.

Portfolio Company is any company in which the Registrant invests and which may be selected as an option by you.

Pro-Rata is allocating a dollar amount among the Investment Options in proportion to the Accumulation Value in those Investment Options.

Separate Account is a separate investment account established and maintained by us in accordance with Nebraska law and registered in accordance with the Investment Company Act of 1940, as amended.

Subaccount is a division within the Separate Account for which Accumulation Units are separately maintained. Each Subaccount corresponds to a single underlying non-publicly traded portfolio issued through a series fund.

Written Notice or Request refers to written notice, signed by you, in good order, and on a form approved by or acceptable to us, that gives us the information we require and is received at Ameritas Life, Service Center, P.O. Box 82550, Lincoln, NE 68501 (or 5900 O Street, Lincoln, NE 68510), by email, or by faxing to 1-402-467-7335. Call us if you have questions about what form or information is required. When notice is permitted and sent to us by email or fax, we have the right to implement the request if the copied or faxed signature appears to be a copy of your genuine original signature.

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KEY INFORMATION

Important Information You Should Consider About the Policy

	Fees and Expenses	Location in Prospectus
Charges for Early Withdrawals

In general, if you withdraw money from or surrender your Policy, within 9 years following your last premium payment you will be assessed a withdrawal charge. The maximum withdrawal charge is 8% of the premium withdrawn, and the maximum number of years that a withdrawal charge may be assessed since the last premium payment is 9 years. The withdrawal charge is a percentage of each premium payment based on the date each premium is received. Funds are distributed on first-in, first-out basis, for withdrawal charge purpose only. Withdrawal charges can be found in the FEE TABLE section.

For example, the maximum withdrawal charge during the first Policy Year assuming an Accumulation Value of $100,000, is $8,000.

Free partial withdrawals are available during the withdrawal charge period, as provided by optional riders, at additional charge. If a withdrawal is made pursuant to a free withdrawal rider, in excess of the free withdrawal amount, premiums are withdrawn first and are subject to withdrawal charges.

FEE TABLE CHARGES SURRENDERS AND WITHDRAWALS
Transaction Charges

In addition to withdrawal charges, you may be charged for other transactions, such as when you make a premium payment (state premium taxes), transfer Policy Value between Investment Options (Transfer Fee) and take loans (loan origination fee for 403(b) Tax Sheltered Annuity policies only).

You will be charged a $14 fee for a wire transfer if you request one. The fee is deducted from the gross amount of the loan, partial withdrawal, or surrender.

FEE TABLE CHARGES

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

FEE TABLE CHARGES APPENDIX A
	ANNUAL FEE	MINIMUM	MAXIMUM
	Base Policy (1) (2) (3)	[ ]%	[ ]%
	Base Policy (3)	$40	$40
	Investment Options (4) (Portfolio Company fees and expenses)	[ ]%	[ ]%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	[ ]% (5)	[ ]% (6)

(1)	As a percentage of average daily net assets in the Subaccounts.
(2)	The total of mortality and expense risk charge plus administrative fee.
(3)	An Annual Policy Fee is also withdrawn each Policy Anniversary. Both the Minimum and Maximum Annual Policy Fee is $40. The Annual Policy Fee is waived in those Policy Years that Accumulation Value is at least $50,000. In addition, this fee is waived for 403(b) Policies issued with the TSA Minimum Premium Rider in Policy Years in which total Net Premium received, less any withdrawals, is at least $2,000 on the Policy Anniversary.
(4)	Total operating expenses charged by the portfolio companies before any waivers or reductions.
(5)	Deducted monthly from Policy Value to equal the annual % shown. This charge is the current charge for the least expensive optional benefit, the 10% "Free" Withdrawal Rider.
(6)	Deducted monthly from Policy Value to equal the annual % shown. This charge is the maximum charge for the most expensive optional benefit, the Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider – Joint Spousal.
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	Fees and Expenses	Location in Prospectus

Ongoing Fees and Expenses (annual charges) (continued)

Because your Policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Policy, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost:

$[ ]

Assumes:

•        Investment of $100,000

•        5% annual appreciation

•        Least expensive combination of Policy Classes and Portfolio Company fees and expenses

•        No optional benefits

•        No sales charges

•        No additional purchase payments, transfers or withdrawals

Highest Annual Cost:

$[ ]

Assumes:

•        Investment of $100,000

•        5% annual appreciation

•        Most expensive combination of Policy Classes, optional benefits, and Portfolio Company fees and expenses

•        No sales charges

•        No additional purchase payments, transfers or withdrawals

Risks
Risk of Loss	You can lose money by investing in this Policy, including loss of your premiums (principal).	Cover Page PRINCIPAL RISKS OF INVESTING IN THE POLICY
Not a Short-Term Investment

This Policy is not a short-term investment, and is not appropriate for an investor who needs ready access to cash. The Policy will usually be unsuitable for short-term savings. This Policy is not considered a short-term investment because of the 9-year surrender charge period and the possibility for taxes and a tax penalty. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.

OVERVIEW OF THE POLICY PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risks Associated with Investment Options

An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Policy. Each Investment Option (including the Fixed Account) will have its own unique risks. You should review these Investment Options before making an investment decision. The Fixed Account is subject to the financial strength and claims paying ability of the Company.

PRINCIPAL RISKS OF INVESTING IN THE POLICY OVERVIEW OF THE POLICY
Insurance Company Risks

An investment in the Policy is subject to the risks related to the Company including that any obligations (including under the Fixed Account Investment Option), guarantees, or benefits are subject to the claims-paying ability of the Company. Additional information about the Company, including its financial strength ratings, is available on its website, ameritas.com/about/financial-strength, or is available upon request by contacting our Service Center at 800-745-1112.

Cover Page OVERVIEW OF THE POLICY
Restrictions
Investments

In addition to the right of each Portfolio Company to impose restrictions on excessive trading, we reserve the right to reject or restrict, in our sole discretion, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interest of other Policy Owners.

Transfers among Subaccounts or the Fixed Account must be at least $250, or the entire Subaccount or Fixed Account if less. The first 15 transfers each Policy Year are free. Thereafter, we charge $10 for each transfer.

For a Policy issued with a No Withdrawal Charge Rider, the amount transferred into the Fixed Account within any Policy Year (except made pursuant to a systematic transfer program) may not exceed 10% of the Policy Value of all Subaccounts as of the most recent Policy Anniversary, unless the remaining value in any single Subaccount would be less than $1,000, in which case you may elect to transfer the entire value of that Subaccount to the Fixed Account.

A transfer from the Fixed Account (except made pursuant to a systematic transfer program) may be made only once each Policy Year; may be delayed up to six months and is limited during any Policy Year to the greater of 25% of the Fixed Account value on the date of the transfer during that Policy Year, the greatest amount of any non-systematic transfer out of the Fixed Account during the previous 13 months; or $1,000.

Ameritas Life reserves the right to remove or substitute portfolio companies as Investment Options that are available under the Policy.

PRINCIPAL RISKS OF INVESTING IN THE POLICY GENERAL DESCRIPTION OF THE POLICY APPENDIX A
Medley!	5

	Restrictions	Location in Prospectus
Optional Benefits

Some optional benefits were available to be elected at Policy issue only. Certain optional benefits limit or restrict the Investment Options that you may select under the Policy. We may change these restrictions in the future. Withdrawals that exceed the limits of an optional benefit rider may affect the availability of the benefit by reducing the benefit, and/or could transition the rider into a new phase automatically.

If your Policy currently has a GLWB rider that is currently active, you may allocate your Policy Value to any one of the three allowable Program GLWB Models or you may elect one of the four allowable Non-Program GLWB Models. Once you elect to transfer to a Non-Program GLWB Model, your allowable GLWB Models will be limited to Non-Program GLWB Models. You may NOT allocate any Policy Value to the Subaccounts, the Fixed Account, or the Asset Allocation Program models.

BENEFITS AVAILABLE UNDER THE POLICY
Taxes
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

There is no additional tax benefit if you purchase the Policy through a tax-qualified plan or individual retirement account (IRA).

Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

TAXES APPENDIX B
Conflicts of Interest
Investment Professional Compensation

Your representative may receive compensation for selling this Policy to you, both in the form of commissions and additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your representative to recommend this Policy over another investment for which the representative is not compensated or compensated less.

CHARGES
Exchanges

Some representatives may have financial incentive to offer you a new Policy in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable to purchase the new Policy, rather than continue to own your current Policy.

CHARGES

OVERVIEW OF THE POLICY

The Medley! Policy is a flexible premium deferred variable annuity Policy designed to help you meet long-term financial goals. The Policy allows you to save and invest your assets on a tax-deferred basis. A feature of the Policy distinguishing it from non-annuity investments is its ability to guarantee annuity payments to you for as long as the Annuitant lives or for some other period you select. In addition, if you die before those payments begin, the Policy will pay a death benefit to your Beneficiary. Many key rights and benefits under the Policy are summarized in this prospectus. You may obtain a copy of the Policy from us. The Policy can be purchased as a tax-qualified or nonqualified annuity. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid under an annuity income option, as a death benefit, or a benefit under an applicable rider.

The Policy includes optional riders for you to select from to meet your particular needs; not all will be available in all states. Associated charges are discussed in this prospectus' FEE TABLE and CHARGES sections.

A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as lifetime income payments, family protection through death benefits and guaranteed fees.

The Policy can be used to fund a tax-qualified plan such as an IRA or Roth IRA (including for rollovers from tax-sheltered annuities), SEP, or SIMPLE IRA, Tax-Sheltered Annuities, etc. This prospectus generally addresses the terms that affect a non-tax-qualified annuity. If your Policy funds a tax-qualified plan, read the Qualified Plan Disclosures in this prospectus' Appendix B: TAX-QUALIFIED PLAN DISCLOSURES ("Appendix B") to see how they might change your Policy rights and requirements. Contact us if you have questions about the use of the Policy in these or other tax-qualified plans.

The Policy is a deferred annuity: it has an accumulation (or deferral) period and an annuity income period.

Accumulation Period. During the accumulation period, any earnings that you leave in the Policy are not taxed. During this period you can invest additional money into the Policy, transfer amounts among the Investment Options, and withdraw some or all of the value of your Policy. You can allocate your premiums among a wide spectrum of Investment Options. In the Separate Account variable Investment Options you may gain or lose money on your investment. In the Fixed Account option, we guarantee you will earn a fixed rate of interest. The Investment Options are described on this prospectus' Appendix A. Some restrictions may apply to transfers (especially to transfers into and out of the Fixed Account). Withdrawals may be subject to a withdrawal charge, income tax and a penalty tax.

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Annuity Income Period. The accumulation period ends and the annuity income period begins on a date you select or the later of the fifth Policy Anniversary or the Policy Anniversary nearest the Annuitant's 85th birthday. During the annuity income period, we will pay a stream of periodic payments to the Annuitant, unless you specify otherwise. You can select payments that are guaranteed to last for the Annuitant's entire life or for some other period. Some or all of each payment will be taxable. During the annuity income period, you will be unable to make withdrawals, and death benefits and living benefits will terminate.

Guarantees, which are obligations of the General Account are subject to the financial strength and claims paying ability of the Company.

Death Benefit

The standard death benefit consists of the larger of your Policy Value or the sum of Net Premiums, less partial withdrawals. The standard death benefit is paid upon the death of the Owner (death of first Owner in the case of joint Owners) unless you elected to purchase an optional death benefit rider for an additional annual charge. The death benefit that applies with an optional rider is described in the DEATH BENEFIT section.

Surrenders and Withdrawals

You can surrender the Policy in full at any time for its Cash Surrender Value, or, within limits, withdraw part of the Policy Value. Applicable charges are shown in the FEE TABLE.

Withdrawals.
▪	Withdrawal charges apply to withdrawals under the base Policy. After a premium is received, withdrawal charges apply for 9 years or, for an additional charge, 7 years or 5 years.
▪	Each withdrawal must be at least $250.
▪	"Free withdrawal" riders are available for an additional monthly charge. Only one of these riders may be selected, and your selection must be made at the time of application.
▪	An optional Guaranteed Lifetime Withdrawal Benefit ("GLWB") rider is also available for an additional annual charge.

Loans (403(b) Plans Only)

Loans are only available, at an additional charge, if your Policy is a Tax Sheltered Annuity (sometimes called a "TSA" or "403(b) plan") under federal tax law and your Policy Value is at least $5,000.

Annuity Income.

Several fixed annuity income options are available.

Optional Riders

This Policy allows you the opportunity to select, and pay for, only those variable annuity Policy riders you want by "unbundling" riders that are often incorporated into a base variable annuity Policy. These options are currently only available at Policy issue, and most are only available if you are then not older than age 70. Certain options may not be available in combination with other options. Some of these riders are not available in some states. For riders not available in your state on the date of your purchase, we may make them available to existing Owners for a limited time after the option becomes available. Each of the options is principally described in BENEFITS AVAILABLE UNDER THE POLICY section. More detail concerning fees can be found in the FEE TABLE.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy or transfer Policy Value between Investment Options. State premium taxes may also be deducted.

TRANSACTION EXPENSES
Sales Load Imposed on Purchases	None

Premium Taxes *	3.5%

Deferred Sales Load (or Surrender Charge) *	8%

Exchange Fee *	$10

Loan Origination Fee *	$40

Wire Transfer Fee (per wire) *	$14

*	Charges and Fees are more fully explained in the CHARGES section.

The next table describes the fees and expenses that you will pay each year during the time that you own the Policy (not including Portfolio Company fees and expenses).

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If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL POLICY EXPENSES
	Guaranteed Maximum Fees	Current Fees
ADMINISTRATIVE EXPENSES (1, 2)	$40	$40
BASE POLICY EXPENSES (3)	1.00%	0.95%
OPTIONAL BENEFIT EXPENSES (4)
❖ Annual Fees For Optional Withdrawal Charge Riders:
❖ 7-Year Withdrawal Charge Rider	0.40%	0.35%
❖ 5-Year Withdrawal Charge Rider	0.60%	0.50%
❖ No Withdrawal Charge Rider (5)	1.25%	0.75%
❖ Minimum Premium Rider (2)	0.55%	0.35%
❖ Free Withdrawal Riders (8) ❖ 10% "Free" Withdrawal Rider ❖ Expanded "Free" Withdrawal Rider (9)	0.15% 0.40%	0.10% 0.35%
❖ Guaranteed Minimum Death Benefit Riders ❖ 1- Year "Periodic Step-Up" Guaranteed Minimum Death Benefit ❖ 5% "Roll-Up" Guaranteed Minimum Death Benefit ❖ "Greater Of" Guaranteed Minimum Death Benefit	0.55% 0.75% 0.80%	0.35% 0.45% 0.50%
❖ Estate Protection Benefit ("EPB") Rider Issue ages 0-70 Issue ages 71-80	0.40% 0.80%	0.30% 0.70%
❖ Expanded Estate Protection Benefit ("EEPB") Rider Issue ages 0-70 Issue ages 71-80	0.45% 1.00%	0.35% 0.90%
❖ 403(b) Tax Sheltered Annuity Endorsement (6,7)	0.40%	0.30%
❖ TSA Minimum Premium Rider (2, 6, 10, 11)	0.60%	0.45%
❖ TSA Hardship Waiver Rider (6)	0.25%	0.25%
❖ TSA No Withdrawal Charge Rider (6)
Large Case (Initial premium is $25,000 or greater.)	0.45%	0.30%
Small Case (Initial premium is less than $25,000.)
When Policy Value is $50,000 or less	0.55%	0.35%
Once Policy Value exceeds $50,000	0.45%	0.30%
❖ Loan (12,13)	5.00%	2.50%
❖ Value+ Option (14)	0.55%	0.55%
❖ Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider (15)
Single Life	0.95%	0.95% (17)
Joint Spousal – for non-qualified and IRA (16) plans only	1.10%	1.10% (17)

(1)	Annual Policy Fee waived only in those Policy Years that Policy Value is at least $50,000 on a Policy Anniversary.
(2)	Optional Minimum Premium Rider has an annual Policy fee of $40. Minimum Premium Rider Annual Policy fee waived in all years after conditions are met. Waived for 403(b) Policies issued with the TSA Minimum Premium Rider in Policy Years when total annual Net Premium (premiums less withdrawals) is $2,000 or greater.
(3)	Base Policy Expenses include both the mortality and expense charge and administrative fee. These expenses are deducted daily from assets allocated to the Separate Account to equal the annual % shown.
(4)	Deducted monthly from Policy Value to equal the annual % shown.
(5)	Available for Policies issued on or after September 24, 2008. Other riders that may be used with the No Withdrawal Charge Rider are Guaranteed Lifetime Withdrawal Benefit and the Guaranteed Minimum Death Benefit – 1-Year "Periodic Step-Up."
(6)	We discontinued issuing new 403(b)(TSA) Policies on June 30, 2012.
(7)	Required for 403(b) Policies issued after January 1, 2002. 403(b) TSA Endorsement 7-Year Premium Withdrawal Charge schedule applies in all states except SC and WA; in those states a 9-Year Premium Withdrawal Charge schedule applies. The PA 7-year schedule varies from this chart.
(8)	Also see the No Withdrawal Charge Rider in the BENEFITS AVAILABLE UNDER THE POLICY section. Only one free withdrawal rider may be selected for each Policy.
(9)	The Expanded "Free" Withdrawal Rider is not available for Policies issued on or after January 1, 2010.
(10)	Required for 403(b) Policies when the initial premium is less than $25,000.
(11)	TSA Minimum Premium Rider Annual Policy fee waived in all years after conditions are met.
(12)	Interest rates charged on amounts borrowed from the Policy, we may declare a lower current interest rate. Deducted monthly. Specific loan terms, including the current interest rate, are disclosed at the time of the loan application or issuance. You may contact us at 800-745-1112 to obtain current and maximum loan rates. For more information regarding Policy loans, see the LOANS section.
(13)	Showing maximum loan rate of 8.0%, netted against minimum 3% credited on borrowed amounts held in the Fixed Account. Showing current loan rate of 7.0% netted against current 4.5% credited on borrowed amounts held in the Fixed Account.
(14)	The Value+ Option is not available for Policies issued on or after November 5, 2007.
(15)	Deducted from the Policy Value monthly during the Accumulation and Withdrawal Phases. There are no fees before the Accumulation Phase and after the Withdrawal Phase.
(16)	Traditional, SEP, Simple or Roth IRAs.
(17)	Beginning January 1, 2010, current GLWB rider fees became effective on the next rider anniversary for all GLWB riders except those already in the Withdrawal Phase. Fees will remain at a rate of 0.60% for Single Life and 0.75% for Joint Spousal for GLWB riders that entered the Withdrawal Phase prior to May 1, 2009 and GLWB riders that entered the Accumulation Phase prior to May 1, 2009 and then the Withdrawal Phase prior to their next Policy Anniversary date after January 1, 2010. All other GLWB riders, including those that entered the Accumulation Phase prior to May 1, 2009, but have not entered the Withdrawal Phase prior to the next Policy Anniversary following January 1, 2010, are charged rates of 0.95% for Single Life and 1.10% for Joint Spousal. Current rates for GLWB riders are subject to change as described in the CHARGES section.

Medley!	8

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Policy. A complete list of Portfolio Companies available under the Policy, including their annual expenses may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses. *	[ ]%	[ ]%

*	Before any waivers and reductions.

Example

This Example is intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual Policy expenses, and Annual Portfolio Company Expenses.

The Example assumes that you invest $100,000 in the Policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. Note that the Example assumes a $40 guaranteed maximum Policy fee for purposes of the "Maximum Policy Expenses," even though this fee currently would not be charged on a $100,000 Policy. Minimum Policy Expenses listed do not include the $40 Policy fee. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

9-year Withdrawal Charge

	Surrender Policy at the end of the time period. ($)				Annuitize Policy at the end of the time period. ($)				Policy is neither surrendered nor annuitized. ($)
EXAMPLE	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr
Maximum Expenses with GLWB– joint spousal (1)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Maximum Expenses with GLWB – single life (1)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Maximum Policy Expenses without GLWB Rider (2)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Minimum Policy Expenses (3)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

(1)	Maximum Policy Expense Fees. This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 2.50% of other Policy Value annual expenses for the most expensive combination of optional riders with a 9-year Withdrawal Charge (the Minimum Premium, 10% Free Withdrawal Rider, Expanded Estate Protection Benefit ("EEPB") at Issue Ages 71-80 (EEPB fees are less for typical Policy Owners who are Issue Ages 0-70), and "Greater Of" Guaranteed Minimum Death Benefit), applicable guaranteed maximum fee for the Guaranteed Lifetime Withdrawal Benefit optional rider (0.95% for single life, 1.10% for joint spousal) plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies ([ ]%).
(2)	Maximum Policy Expense Fees without GLWB Rider. This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 2.50% of other Policy Value annual expenses for the most expensive combination of optional riders with a 9-year Withdrawal Charge (the Minimum Premium, 10% Free Withdrawal Rider, Expanded Estate Protection Benefit at Issue Ages 71-80 (EEPB fees are less for typical Policy Owners who are Issue Ages 0-70), and "Greater Of" Guaranteed Minimum Death Benefit), plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies ([ ]%).
(3)	Minimum Policy Expense Fees. This example assumes current charges of 0.95% for Separate Account annual expenses, 0.10% of Policy Value annual expenses for the 10% Free Withdrawal Rider, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies ([ ]%).

7-year Withdrawal Charge

	Surrender Policy at the end of the time period. ($)				Annuitize Policy at the end of the time period. ($)				Policy is neither surrendered nor annuitized. ($)
EXAMPLE	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr
Maximum Expenses with GLWB – joint spousal (1)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Maximum Expenses with GLWB – single life (1)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Maximum Policy Expenses without GLWB Rider (2)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Minimum Policy Expenses (3)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

(1)	Maximum Policy Expense Fees. This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 2.90% of other Policy Value annual expenses for the most expensive combination of optional riders with a 7-year Withdrawal Charge (the Minimum Premium, 10% Free Withdrawal Rider, Expanded Estate Protection Benefit at Issue Ages 71-80 (EEPB fees are less for typical Policy Owners who are Issue Ages 0-70), "Greater Of" Guaranteed Minimum Death Benefit), and 7-year Withdrawal Charge, applicable guaranteed maximum fee for the Guaranteed Lifetime Withdrawal Benefit optional rider (0.95% for single life, 1.10% for joint spousal) plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies ([ ]%).
(2)	Maximum Policy Expense Fees without GLWB Rider. This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 2.90% of other Policy Value annual expenses for the most expensive combination of optional riders with a 7-year Withdrawal Charge (the Minimum Premium, 10% Free Withdrawal Rider, Expanded Estate Protection Benefit at Issue Ages 71-80 (EEPB fees are less for typical Policy Owners who are Issue Ages 0-70), "Greater Of" Guaranteed Minimum Death Benefit), and 7-year Withdrawal Charge, plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies ([ ]%).
(3)	Minimum Policy Expense Fees. This example assumes current charges of 0.95% for Separate Account annual expenses, 0.10% of Policy Value annual expenses for the 10% Free Withdrawal Rider, 0.35% for a 7-year Withdrawal Charge, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies ([ ]%).

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5-year Withdrawal Charge

	Surrender Policy at the end of the time period. ($)				Annuitize Policy at the end of the time period. ($)				Policy is neither surrendered nor annuitized. ($)
EXAMPLE	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr
Maximum Expenses with GLWB – joint spousal (1)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Maximum Expenses with GLWB – single life (1)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Maximum Policy Expenses without GLWB Rider (2)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Minimum Policy Expenses (3)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

(1)	Maximum Policy Expense Fees. This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 3.10% of other Policy Value annual expenses for the most expensive combination of optional riders with a 5-year Withdrawal Charge (the Minimum Premium, 10% Free Withdrawal Rider, Expanded Estate Protection Benefit at Issue Ages 71-80 (EEPB fees are less for typical Policy Owners who are Issue Ages 0-70), "Greater Of" Guaranteed Minimum Death Benefit), and 5-year Withdrawal Charge, applicable guaranteed maximum fee for the Guaranteed Lifetime Withdrawal Benefit optional rider (0.95% for single life, 1.10% for joint spousal) plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies ([ ]%).
(2)	Maximum Policy Expense Fees without GLWB Rider. This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 3.10% of other Policy Value annual expenses for the most expensive combination of optional riders with a 5-year Withdrawal Charge (the Minimum Premium, 10% Free Withdrawal Rider, Expanded Estate Protection Benefit at Issue Ages 71-80 (EEPB fees are less for typical Policy Owners who are Issue Ages 0-70), "Greater Of" Guaranteed Minimum Death Benefit), and 5-year Withdrawal Charge, plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies ([ ]%).
(3)	Minimum Policy Expense Fees. This example assumes current charges of 0.95% for Separate Account annual expenses, 0.10% of Policy Value annual expenses for the 10% Free Withdrawal Rider, 0.50% for a 5-year Withdrawal Charge, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies ([ ]%).

No Withdrawal Charge Rider

	Surrender Policy at the end of the time period. ($)				Annuitize Policy at the end of the time period. ($)				Policy is neither surrendered nor annuitized. ($)
EXAMPLE	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr	1 Yr	3 Yr	5 Yr	10 Yr
Maximum Expenses with GLWB – joint spousal (1)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Maximum Expenses with GLWB – single life (1)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Maximum Policy Expenses without GLWB Rider (2)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Minimum Policy Expenses (3)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

(1)	Maximum Policy Expense Fees. This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 1.80% of other Policy Value annual expenses for the combination of a No Withdrawal Charge Rider, the 1-Year "Periodic Step-Up" Guaranteed Minimum Death Benefit rider, applicable guaranteed maximum fee for the Guaranteed Lifetime Withdrawal Benefit rider (0.95% for single life, 1.10% for joint spousal) plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies ([ ]%).
(2)	Maximum Policy Expense Fees without GLWB Rider. This example assumes maximum charges of 1.00% for Separate Account annual expenses, a $40 guaranteed maximum Policy fee, 1.80% of other Policy Value annual expenses for the combination of a No Withdrawal Charge Rider, the 1-Year "Periodic Step-Up" Guaranteed Minimum Death Benefit rider, plus the maximum fees and expenses before any waivers or reductions of any of the portfolio companies ([ ]%).
(3)	Minimum Policy Expense Fees. This example assumes current charges of 0.95% for Separate Account annual expenses, 0.75% of Policy Value annual expenses for the No Withdrawal Charge Rider, plus the minimum fees and expenses after any waivers or reductions of any of the portfolio companies ([ ]%).

Medley!	10

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Not a Short-Term Investment

The Policy is unsuitable for short-term savings and is subject to investment risk, including the loss of principal. This Policy is not considered a short-term investment because of the 9-year surrender charge and the possibility for a tax penalty at the time of surrender. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy. You should purchase a Policy only if you have the financial capability and the intent to keep the Policy in force for a substantial period of time.

Portfolio Company Risk of Loss

Your Account Value will fluctuate with the performance of the Investment Options you choose. You assume the risk that your Account Value may decline or not perform to your expectations. Each underlying portfolio has various investment risks and some have greater risks than others. If you are also invested in the Fixed Account, interest rates may also vary or not perform to your expectations.

There is no assurance that any underlying portfolio will meet its objectives. Prospectuses for Investment Options are available at our website, ameritas.com/investments/fund-prospectuses or by calling 800-745-1112.

Fixed Account Risks

The Fixed Account is part of the General Account of Ameritas Life Insurance Corp. The obligations of the General Account including any interest credited to the Fixed Account, and any guaranteed benefits we may provide under the Policy that exceed the value of the amount held in the Separate Account, are subject to the claims of our creditors, the financial strength and the claims paying ability of the Company. The General Account is not a bank account and it is not insured by the FDIC or any other government agency

Insurance Company Risks

Ameritas Life has sole legal responsibility to pay amounts that are owed under the annuity. You should look to the financial strength of Ameritas Life for its claims-paying ability. We are also exposed to risks related to natural and human-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the portfolios available through your Policy. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such event and some events may be beyond control and cannot be fully mitigated or foreseen.

Surrender Risks

Upon a full surrender from your Policy, we deduct a withdrawal charge, if applicable, from the total Policy Value. Withdrawal charges apply for up to 9 years after your last premium payment. Depending on your Policy Value and the time at which you are considering surrender, there may be little or no Cash Surrender Value payable to you. Surrender of a Policy while a loan is outstanding could result in significant tax consequences. Following a full surrender of the Policy, or at any time the Policy Value is zero, all of your rights in the Policy end. A surrender before age 59 ½ may also result in tax penalties.

Partial Withdrawal Risks

Upon a partial withdrawal from your Policy, we will deduct a withdrawal charge, if applicable. This fee will be deducted from the Investment Options and in the same allocation as your partial withdrawal allocation instruction; if that is not possible (due to insufficient value in one of the Investment Options you elect) or you have not given such instructions, we will deduct this fee on a Pro-Rata basis from balances in all Subaccounts and the Fixed Account. Taxes and tax penalties may apply.

Loan Risks

Loans are only available if your Policy is a Tax Sheltered Annuity (sometimes called a "TSA" or "403(b) plan") under federal tax law and your Policy Value is at least $5,000. Loans are subject to the terms of the Policy, the plan, and federal tax law. We reserve the right to modify the terms of a loan to comply with changes in applicable law, or to reject any loan request if we believe it may violate the terms of the plan or applicable law. (We are not responsible for compliance of a loan request with plan requirements.) On Policies issued after January 1, 2002 with the 403(b) Tax Sheltered Annuity Endorsement, we may charge a fee.

A loan, whether or not repaid, will affect the Cash Surrender Value of your Policy over time. We will transfer all loan amounts from the Subaccounts and the Fixed Account to a Loan Account. The Loan Account does not participate in the investment experience of the Investment Options or receive any higher current interest rate credited to the Fixed Account.

If you surrender your Policy while there is an outstanding loan, there will generally be Federal income tax payable.

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Limitations on Access to Cash Value

We limit loans to amounts not less than $1,000 and partial withdrawals to amounts not less than $250, and require you to have not less than $1,000 in remaining Cash Surrender Value. We will usually pay any amounts requested as a full surrender or partial withdrawal from the Separate Account within 7 days after we receive your Written Notice. We can postpone payments or any transfers out of a Subaccount if: (i) the New York Stock Exchange (NYSE) is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC; or (iv) the SEC permits delay for the protection of security holders. We may defer payments of a full or partial surrender from the Fixed Account for up to six months from the date we received your Written Notice requesting the surrender. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

We may defer payments of a full surrender or partial withdrawals or a transfer from the Fixed Account for up to 6 months from the date we receive your Written Notice, after we request and receive approval from the department of insurance of the State where the Policy is delivered.

GLWB Rider Risks

The GLWB rider provides a withdrawal benefit that guarantees a series of annualized withdrawals from the Policy, regardless of the Policy Value, until the death of the last Covered Person. Guarantees, which are obligations of the General Account, are subject to the financial strength and claims paying ability of the Company and do not apply to the performance of the underlying Investment Options available with this product.

Beginning on the Rider Activation Date, the GLWB rider limits individual transfers and future premium allocations otherwise permitted by the Policy. By activating the rider, you agree that your Policy will be invested in either (1) one of the three allowable Program GLWB Models; or (2) one of the four allowable Non-Program GLWB Models. See Appendix A for allocation limitations relating to the GLWB rider.

The Program GLWB Models use fund-specific model recommendations originally developed by an unaffiliated third party investment adviser. Program GLWB Models are now static. The models will remain unchanged; thus, the percentages of your Policy Value allocated to each portfolio within the selected model will not be changed by us, and subsequent purchase payments will be invested in the same model unless we receive new instructions. Over time, the static model you select may no longer align with its original investment objective due to the effects of underlying portfolio performance and changes in underlying portfolio investment objectives. Therefore, your investment may no longer be consistent with your objectives. Portfolio rebalancing may help address this risk, but this is not guaranteed. You should consult with your financial professional about how to keep your allocations in line with your current investment goals.

If you use a Program GLWB Model, you may elect to transfer to another Program GLWB Model or you may elect to transfer to a Non-Program GLWB Model. However, if you elect to transfer to a Non-Program GLWB Model, you will be considered as having withdrawn from the Program. You will not be allowed to return to Program GLWB Models. Thereafter, your allowable GLWB Models will be limited to Non-Program GLWB Models.

The Non-Program GLWB Models (also referred to as "VM Models") each consists of a single Investment Option. Three of the VM Models (VM Growth, VM Moderate Growth, and VM Moderate) receive investment sub-advisory services from Ameritas Investment Partners, Inc., an affiliate.

Although allowable Non-Program GLWB Models and Program GLWB Models are intended to mitigate investment risk, there is a risk that investing pursuant to a model will still lose value. For information about risks related to, and more detail about the Investment Options, the models, including more information about conflicts of interest, see the prospectuses for the underlying Investment Options.

We may modify the available Investment Options, including selection of Non-Program GLWB Models, at any time. We also may discontinue use of a GLWB Model at any time. (See GLWB Rider section, Asset Allocation, under the BENEFITS AVAILABLE UNDER THE POLICY section for additional information on discontinuation of an allowable allocation model).

The GLWB rider will terminate if you withdraw from a designated model or allocate any portion of your subsequent premium payments to an Investment Option that is not consistent with the allowable models.

Transfer Risks

There is a risk that you will not be able to transfer your Account Value from one Investment Option to another because of limits on the dollar amount or frequency of transfers you can make which the portfolio companies impose. We are required to restrict or prohibit transfer by Policy Owners identified as having engaged in transactions that violate fund trading policies. You should read each Portfolio Company's prospectus for further details. Limitations on transfers out of the Fixed Account are more restrictive than those that apply to transfers out of the Subaccounts.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see GENERAL DESCRIPTION OF THE POLICY/Disruptive Trading Procedures section) and reserve the right to change, suspend or terminate telephone, fax and Internet transaction privileges (See GENERAL DESCRIPTION OF THE POLICY/Transfers section). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain Subaccounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

Medley!	12

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Potential for Increased Charges

The actual charges deducted are current charges on your Policy. However, we have the right to increase those charges at any time up to the guaranteed maximum charges as stated in your Policy.

Market Timing Risks

Investments in variable annuity products can be a prime target for abusive transfer activity because these products value their Subaccounts on a daily basis and allow transfers among Subaccounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Subaccounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a Subaccount can be harmed by frequent transfer activity since such activity may expose the Investment Option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

Termination Risks

Ameritas Life has the right to terminate the Policy if the Cash Surrender Value is less than $1,000 and no premiums have been paid in 36 months (does not apply to IRAs). Also, it is possible that either through low investment returns or interest credited to the Fixed Account, there may not be sufficient Policy Value to cover any applicable Policy fees. If this happens, the Policy Owner may need to add premium either to meet the 36 month rule, or to keep the Policy Value positive.

Tax Risks

Federal income tax laws may affect your investment in your Policy. This discussion is based on our understanding of current laws as interpreted by the Internal Revenue Service ("IRS"). This prospectus is NOT intended as tax advice. All information is subject to change without notice. We make no attempt to review any state or local laws, or to address estate or inheritance laws or other tax consequences of annuity ownership or receipt of distributions. You should consult a competent tax adviser to learn how tax laws apply to your annuity interests.

Withdrawals are included in gross income to the extent of any allocable income. Any amount in excess of the investment in the Policy is allocable to income. In addition, a 10% penalty may apply.

A death benefit paid under the Policy may be taxable income to the Beneficiary. The rules on taxation of an annuity apply. Estate taxes may also apply to your estate, even if all or a portion of the benefit is subject to federal income taxes.

Cybersecurity Risk

We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you. These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information.

Restrictions on Financial Transactions

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

Other Matters

Pandemics and their related major public health issues have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to Ameritas Life. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.

THE COMPANY

The MEDLEY! Policy is offered and issued by Ameritas Life Insurance Corp. (the "Depositor"), 5900 O Street, Lincoln, Nebraska 68510.

Prior to May 1, 2007, the Policy was offered and issued by Ameritas Variable Life Insurance Company ("AVLIC"). Effective May 1, 2007, AVLIC merged into Ameritas Life, and the Separate Account (formerly named Ameritas Variable Life Insurance Company Separate Account V) was transferred from AVLIC to Ameritas Life. Policies previously issued by AVLIC are now Policies of Ameritas Life, which will service and maintain those Policies in accordance with their terms.

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THE SEPARATE ACCOUNT

The Registrant is Ameritas Variable Separate Account VA-2 (the "Separate Account"). The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or the Depositor. Under Nebraska law, income, gains, and losses credited to or charged against, the Separate Account reflect the Separate Accounts’ own investment experience and not the investment experience of the Depositor's other assets. The assets of the Registrant may not be used to pay any liabilities of the Depositor other than those arising from the Policies. The Depositor is obligated to pay all amounts promised to investors under the Policies. Any and all distributions made by the underlying portfolios, with respect to the shares held by the Separate Account, will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the variable investment options' underlying portfolios. We do not make any representations about their future performance.

The Separate Account provides you with variable Investment Options in the form of underlying portfolio investments. Each underlying portfolio is an open-end investment management company. When you allocate investments to an underlying portfolio, those investments are placed in a Subaccount of the Separate Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Policy Value of your Policy depends directly on the investment performance of the portfolios that you select.

PORTFOLIO COMPANIES

The Policy allows you to choose from a wide array of Investment Options – each chosen for its potential to meet specific investment objectives.

The underlying portfolios in the Separate Account are NOT publicly traded mutual funds and are NOT the same as other publicly traded mutual funds with very similar names. The portfolios are only available as separate account Investment Options in life insurance or variable annuity policies issued by insurance companies, or through participation in certain qualified pension or retirement plans.

Even if the Investment Options and policies of some underlying portfolios available under the Policy may be very similar to the investment objectives and policies of publicly traded mutual funds that may be managed by the same investment adviser, the investment performance and results of the portfolios available under the Policy may vary significantly from the investment results of such other publicly traded mutual funds.

You may allocate all or a part of your premiums among the Separate Account variable Investment Options or the Fixed Account fixed interest rate option. Allocations must be in whole percentages and total 100%.

Information regarding each Portfolio Company, including (i) its name; (ii) its objective; (iii) its investment adviser and any sub-investment advisers; (iv) current expenses; and (v) performance, is found in APPENDIX A. Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. You may obtain paper copies of the prospectuses at no cost by calling our Service Center at 800-745-1112 or by sending an email request to ALICTD@ameritas.com.

You may also view the prospectuses on our website at ameritas.com/investments/fund-prospectuses.

The value of your Policy will increase or decrease based on the investment performance of the variable Investment Options you choose. The investment results of each variable Investment Option are likely to differ significantly and vary over time. They do not earn a fixed interest rate. Please consider carefully, and on a continuing basis, which Investment Options best suit your long-term investment objectives and risk tolerance.

You bear the risk that the variable Investment Options you select may fail to meet their objectives,

that they could decrease in value, and that you could lose principal.

Each Subaccount's underlying portfolio operates as a separate variable Investment Option, and the income or losses of one generally have no effect on the investment performance of any other. Restrictions and other material information related to an investment in the variable Investment Options are contained in the prospectuses for each of the underlying portfolios.

The portfolios are designed primarily as investments for variable annuity and variable life insurance policies issued by insurance companies. They are not publicly traded mutual funds available for direct purchase by you. There is no assurance the investment objectives will be met.

An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

VOTING RIGHTS

As a Policy Owner, you may have voting rights in the portfolios whose shares underlie the Subaccounts in which you invest. You will receive proxy material and have access to reports and other materials relating to each underlying portfolio in which you have voting rights. If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Policy Owners. If you do not send us written instructions, we will vote those shares in the same

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proportions as we vote the shares for which we have received instructions from other Policy Owners. We will vote shares that the Company beneficially holds in the same proportions as we vote the shares for which we receive instructions from other Policy Owners, this is known as "proportionate voting." As a result of proportionate voting, a small number of Policy Owners could determine the outcome of a shareholder vote. The underlying portfolios may not hold routine annual shareholder meetings.

THE FIXED ACCOUNT FIXED INTEREST RATE OPTION

There is one fixed interest rate option ("Fixed Account") where we bear the investment risk. When you select the No Withdrawal Charge Rider, you will earn a minimum interest rate that will yield at least 1% per year, compounded annually; otherwise, you will earn a minimum interest rate that will yield at least 3% per year, compounded annually. We may declare a higher current interest rate. However, you bear the risk that we will not credit more interest than will yield the guaranteed minimum rate per year for the life of the Policy. The Company sets the interest rate which is not tied to a benchmark or other formula. You may obtain the current declared interest rate for the Fixed Account at no cost by calling 800-745-1112 or by sending an email request to ALICTD@ameritas.com.

We have sole discretion over how assets allocated to the Fixed Account are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The Fixed Account Investment Option is not available for Policies issued in the States of Oregon or Washington.

The value of the Fixed Account, along with the value in the Separate Account variable Investment Options and the Loan Account, constitute the total Policy Value. There are no mortality and expense charges deducted from the Fixed Account, unlike as are deducted from value in the Separate Account variable Investment Options. Transfers and Systematic Transfer Programs involving the Fixed Account may be limited to the terms defined in the Transfers, Dollar Cost Averaging, Portfolio Rebalancing and Earnings Sweep sections. See the POLICY PROVISIONS AND LIMITATIONS subsection. Decreases in the Fixed Account value, as a result of Transfer, Systematic Transfer Programs, and partial withdrawals because they affect Policy value, could result in your Policy or riders being canceled as described in the Minimum Policy Value section. See POLICY PROVISIONS AND LIMITATIONS. Additional information regarding how the value of the Fixed Account is calculated may be found under the PURCHASES AND POLICY VALUE section.

The Fixed Account is not an available Investment Option for Policies with the GLWB rider.

We reserve the right to credit bonus interest to premium payments made to the Fixed Account for Policy Owners who participate in the Enhanced Dollar Cost Averaging ("EDCA") program. The EDCA program differs from the Dollar Cost Averaging systematic transfer program, which is described in the Systematic Transfer Program section. The EDCA will be available for new premium only, not transfers from Subaccounts or the Fixed Account. New premium usually includes only money noted on your Policy application; however, we may include other premium payments we receive during the period prior to receipt of the money noted on your application, so long as you do not exceed total premium limits for Ameritas Life annuities. Each premium allocated to the EDCA must be at least $1,500. We may defer crediting bonus interest until we receive all new premium noted on your application. Until all premiums noted on your application are received, amounts will remain in the Fixed Account and will receive the current interest rate declared for the Fixed Account. We must receive any new premium applicable to the EDCA program during the first six months that you own your Policy.

We transfer premium allocated to the EDCA monthly over a period of six months, beginning one month after the date we receive all new premium noted on your application. In the event you withdraw or transfer monies allocated to the EDCA, we will stop crediting interest under the EDCA program and transfer any remaining balance proportionately to the remaining Investment Options you selected in your latest allocation instructions. We reserve the right to discontinue offering the EDCA program at any time.

All amounts allocated to the Fixed Account become assets of our General Account and are subject to the Company's claims paying ability. You should look solely to the financial strength of the Company for its claims-paying ability. Funds invested in the Fixed Account have not been registered and are not required to be registered under the Securities Act of 1933. The Fixed Account is not required to register as an investment company under the Investment Company Act of 1940 and is not registered as an investment company under the Investment Company Act of 1940. The Fixed Account is subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures.

Refer to the Policy for additional details regarding the Fixed Account.

CHARGES

We may increase Current Fees, but we guarantee that each Current Fee will never exceed the corresponding Guaranteed Maximum Fee.

The following adds to information provided in the FEE TABLE section. Please review both prospectus sections for information on charges.

TRANSACTION EXPENSES

Premium Taxes

Some states and municipalities levy a tax on annuities, currently ranging from 0% to 3.5% of your premiums. These tax rates, and the timing of the tax, vary and may change. Presently, we deduct the charge for the tax in those states with a tax either (a) from premiums as they are received, or (b) upon applying proceeds to an annuity income option.

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No charges are currently made for taxes other than premium taxes. We reserve the right to levy charges in the future for taxes or other economic burdens resulting from taxes that we determine are properly attributable to the Separate Account.

► denotes Base Policy; ❖ denotes Optional Rider

TRANSACTION EXPENSES
	Guaranteed Maximum Withdrawal Charges
DEFERRED SALES LOAD (OR SURRENDER CHARGE) (1)	Years since receipt of premium:
(deducted as a % of each premium withdrawn)	1	2	3	4	5	6	7	8	9	10+
► 9-Year Base Policy Withdrawal Charge	8%	8%	8%	7%	7%	6%	5%	4%	2%	0%
❖ 7-Year Withdrawal Charge Rider	7%	6%	5%	4%	3%	2%	1%	0%	-	-
❖ 5-Year Withdrawal Charge Rider	7%	7%	6%	4%	2%	0%	-	-	-	-
❖ No Withdrawal Charge Rider	0%	-	-	-	-	-	-	-	-	-
❖ 403(b) TSA Endorsement 7 Year Withdrawal Charge (2)	8%	8%	8%	7%	6%	5%	3%	0%	-	-
	Guaranteed Maximum Fees
EXCHANGE FEE (per transfer)
► First 15 transfers per Policy Year	NONE
► Over 15 transfers in one Policy Year, we charge	$10
LOAN ORIGINATION FEE (3,4)	$40
WIRE TRANSFER FEE (per wire)	$14

(1)	Current Withdrawal Charges are the same as Guaranteed Maximum Withdrawal Charges. Premium Withdrawal Charges are lower in states that prohibit our charging the maximum rates shown in the chart.
(2)	We discontinued issuing new 403(b)(TSA) Policies on June 30, 2012.
(3)	On Policies issued after January 1, 2002 with the 403(b) Tax Sheltered Annuity Endorsement (not applicable to Policies issued prior to January 1, 2002 or in states where fee not approved). Waived if loan repayment is established on an automatic basis.
(4)	Current Loan Origination Fee is $25.

Surrender Charge

► We will deduct any applicable withdrawal charge from Policy Value upon a full surrender or partial withdrawal. The fee is a percentage of each premium withdrawn, and decreases from 8% to 0% based on the number of years since receipt of premium, with 0% charged on and after 10 years from receipt of premium. We may also deduct a withdrawal charge from Policy Value on the date annuity income payments begin from amounts applied to provide annuity payments. We do not assess a withdrawal charge on premiums after the second year since receipt that are then applied to the Life or Joint and Last Survivor annuity income options. This charge partially covers our distribution costs, including commissions and other promotional costs. Any deficiency is met from our General Account, including amounts derived from the mortality and expense risk charge. For a Policy issued as a 403(b) TSA Policy, any withdrawal charges will be waived after our receipt of satisfactory Written Notice on withdrawals:

(a)            upon your severance of employment after 9 years from the Policy Date;

(b)            due to your disability within the meaning of Code Section 72(m)(7) prior to your age 65.

The amount of a partial withdrawal you request plus any withdrawal charge is deducted from the Policy Value on the date we receive your withdrawal request. Partial withdrawals (including any charge) are deducted from the Subaccounts and the Fixed Account on a Pro-Rata basis, unless you instruct us otherwise. The oldest premium is considered to be withdrawn first, the next oldest premium is considered to be withdrawn next, and so on (a "first-in, first-out" basis). For withdrawal purposes only, all premiums are deemed to be withdrawn before any earnings.

Exchange Fee

► The first 15 transfers per Policy Year from Subaccounts or the Fixed Account are free. A transfer fee will be imposed for any transfer in excess of 15 per Policy Year. The transfer fee is deducted Pro-Rata from each Subaccount (and, if applicable, the Fixed Account) in which the Owner is invested.

Wire Transfer Fee

We charge a $14 wire transfer fee if you request a wire transfer when requesting a loan, partial withdrawal, or surrender. The fee is deducted from the gross amount of the loan, partial withdrawal, or surrender.

ANNUAL POLICY EXPENSES

Administrative Fee (also known as the Annual Policy Fee)

► We reserve the right to charge an annual Policy fee.

❖       The optional Minimum Premium Rider has a current annual Policy fee.

❖       The optional TSA Minimum Premium has a current annual Policy fee.

Any Policy fee is deducted from your Policy Value on the last Business Day of each Policy Year and upon a complete surrender. This fee is levied by canceling Accumulation Units and making a deduction from the Fixed Account. It is deducted from each Subaccount and the Fixed Account in the same proportion that the value in each Subaccount and the Fixed Account bears to the total Policy Value. We currently waive any Policy fee if the Policy Value is at least $50,000 on a Policy Anniversary. If you have purchased the optional Minimum Premium Rider, the Minimum Premium Rider Annual Policy Fee will be waived in all years after your Policy Value is at least $50,000. For Policies issued with the TSA Minimum Premium Rider, we will also waive the annual Policy fee for Policy Years when total Net Premium (premium less withdrawals) is $2,000 or greater.

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Base Policy Expenses

Base Policy Expenses include both the mortality and expense charge and administrative fee. These expenses are deducted daily from assets allocated to the Separate Account to equal the annual % shown.

Mortality and Expense Risk Charge

► We impose a daily fee to compensate us for the mortality and expense risks we have under the Policy. This fee is reflected in the Accumulation Unit values for each Subaccount.

Our mortality risk arises from our obligation to make annuity payments and to pay death benefits prior to the Annuity Date. The mortality risk we assume is that Annuitants will live longer than we project, so our cost in making annuity payments will be higher than projected. However, an Annuitant's own longevity, or improvement in general life expectancy, will not affect the periodic annuity payments we pay under your Policy. Another mortality risk we assume is that at your death the death benefit we pay will be greater than the Policy Value.

Our expense risk is that our costs to administer your Policy will exceed the amount we collect through administrative charges. If our charge does not cover our costs, we bear the loss, not you. If the charge exceeds our costs, the excess is our profit.

If the withdrawal charge does not cover our Policy distribution costs, the deficiency is met from our General Account assets, which may include amounts, if any, derived from this mortality and expense risk charge.

Administrative Charges

Administrative fees help us cover our cost to administer your Policy.

Administrative Expense Fee

► This annual fee is reflected in the Accumulation Unit values for each Subaccount.

Optional Withdrawal Charge Riders

❖       The fees for optional withdrawal charge riders are a percentage of Policy Value that is deducted monthly from Policy Value. These fees continue as long as the Policy is in force. Your election of one of the optional withdrawal charge riders must be made at issue of the Policy. The Expanded "Free" Withdrawal Rider is not available for Policies issued on or after January 1, 2010.

Optional Free Withdrawal Riders

The base Policy does not have any free withdrawal provisions (allowing withdrawals not subject to a withdrawal charge).

However, optional free withdrawal riders are available: See the SURRENDERS AND WITHDRAWALS section of this prospectus for details. Current fees for optional free withdrawal riders are deducted from the Policy Value on each Policy Month date, or if that date falls on a day other than a Business Day, the monthly charge will be deducted on the next Business Day.

❖       A No Withdrawal Charge Rider is available for Policies issued on or after September 24, 2008. The charge for this rider is a percentage of the Policy Value that will be deducted from the Policy Value for the life of the Policy, and is referred to in the Policy Schedule as the "Monthly Charge." This rider may not be cancelled and will terminate when the Policy terminates. The fees for this rider continue as long as the Policy is in force.

❖       The TSA No Withdrawal Charge Rider fees are a percentage of the Policy Value that will be deducted monthly from Policy Value for the life of the Policy. Withdrawal charge fee rates are lower for Large Policies (initial premium $25,000 or more) than for Small Policies. The withdrawal charge fee rate is also reduced when the Policy Value exceeds $50,000 on a Policy Anniversary. This rider may not be cancelled and will terminate when the Policy terminates. The fees for this rider continue as long as the Policy is in force.

❖       The TSA Hardship Waiver Rider fees are a percentage of the Policy Value that will be deducted monthly from Policy Value while the rider remains in force. This rider automatically terminates if the Policy’s tax-qualified status is changed from a 403(b) to an IRA. This rider may be cancelled at any time prior to exercising any of its benefits. Once the rider's benefits are exercised, the rider may not be cancelled and will continue as long as the Policy’s tax-qualified status is a 403(b). The fees for this rider continue while it is in force.

403(b) Tax Sheltered Annuity Charges

403(b) Tax Sheltered Annuity endorsements issued after January 1, 2002 include a 403(b) TSA Endorsement 7-Year Withdrawal Charge schedule in all states except SC and WA. In those states, the base Policy 9-Year Withdrawal Charge schedule applies. The PA 7-Year schedule varies from the schedule used in other states. (We will provide you with the correct schedule for your state prior to your purchase of a Policy.) Charges for the endorsement are a percent of Policy Value that will be deducted monthly from Policy Value for the life of the Policy. The 403(b) TSA Endorsement also includes a loan option and waiver of withdrawal charge upon disability or severance of employment after the ninth Policy Anniversary.

Value+ Option Charge

❖       If you elected the Value+ Option, the charge will be deducted monthly and is a percentage of Policy Value.

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Guaranteed Lifetime Withdrawal Benefit ("GLWB") Charge

The guaranteed maximum and current annual charges for the GLWB rider are listed in the FEE TABLE section of this prospectus. Each fee is stated as a percentage that is multiplied by the Policy Value. The current charge (0.95% annually for Single Life or 1.10% annually for Joint Spousal) will be deducted from the Policy Value on each Monthly Anniversary, beginning with the Rider Activation Date except for the following where the fees will remain at a rate of 0.60% for Single Life and 0.75% for Joint Spousal for:

a.	GLWB riders that entered the Withdrawal Phase prior to May 1, 2009; and
b.	GLWB riders that entered the Accumulation Phase prior to May 1, 2009 and then the Withdrawal Phase prior to their next Policy Anniversary date after January 1, 2010.

Current fee rates for GLWB riders are subject to change as described below. If you activate this rider, the charges for the Policy and for the rider will be deducted from the GLWB Model you select. If you use a GLWB Model consisting of multiple Investment Options, charges will be deducted Pro-Rata from the Subaccounts in the model. If your GLWB Model is comprised of a single Investment Option, charges will be deducted from that Investment Option.

The rider charge is subject to change upon Rider Activation Date, Policy Anniversary, or upon reset as described in the Reset Feature section of the GLWB rider description. The rider charge will not exceed the guaranteed maximum fee for this rider listed in the FEE TABLE section. The rider charge will not be deducted while the rider is in the Inactive Phase, after the Policy Value reduces to zero, or if the rider is terminated.

Other Optional Rider Charges

❖       Charges for each of the other optional riders are shown in this prospectus’ FEE TABLE.

LOAN

Loans are only available if your Policy is a Tax Sheltered Annuity (sometimes called a "TSA" or (403(b) plan). If you borrow from your Cash Surrender Value, interest accrues on outstanding loan amounts. See the LOANS section for more information on applicable interest rates.

WAIVER OF CERTAIN CHARGES

When the Policy is sold in a manner that results in savings of sales or administrative expenses, we reserve the right to waive all or part of any fee we charge under the Policy (excluding fees charged by the portfolios). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us (employee of us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue or transferring amounts held under qualified retirement plans we or one of our affiliates sponsor); type and frequency of administrative and sales services provided; or level of annual maintenance fee and withdrawal charges. In an exchange of another policy we or an affiliated company issued and where the withdrawal charge has been waived, the withdrawal charge for this Policy may be determined based on the dates premiums were received in the prior policy. Any fee waiver will not be discriminatory and will be done according to our rules in effect at the time the Policy is issued. We reserve the right to change these rules. The right to waive any charges may be subject to state approval.

COMMISSIONS PAID TO DISTRIBUTORS

Commissions paid to all Distributors may be up to a total of 7.5% of premiums. We may also pay other distribution expenses, marketing support allowances, conference sponsorship fees and production incentive bonuses. These distribution expenses do not result in any additional charges under the Policy other than those described in this prospectus.

PORTFOLIO COMPANY CHARGES

► Each Subaccount's underlying portfolio has investment advisory fees and expenses. They are set forth in this prospectus' APPENDIX A section and are described in more detail in each fund's prospectus. A portfolio's fees and expenses are not deducted from your Policy Value. Instead, they are reflected in the daily value of portfolio shares which, in turn, will affect the daily Accumulation Unit value of the Subaccounts. These fees and expenses help to pay the portfolio's investment advisory and operating expenses.

GENERAL DESCRIPTION OF THE POLICY

POLICY RIGHTS

Annuitant

The Annuitant is the person on whose life annuity payments involving life contingencies are based and who receives Policy annuity payments. The Owner also may be the Annuitant.

Death Of Annuitant

Upon the Annuitant’s death prior to 30 days before the Annuity Date, you may generally name a new Annuitant. If any Owner is the Annuitant, then upon that Owner’s death, the Policy’s applicable death benefit becomes payable to the named Beneficiary(ies). However, if the Beneficiary is the deceased Owner’s spouse, then upon that Owner’s death the spouse may be permitted under federal tax law to become the new Owner of the Policy and to name an Annuitant and different Beneficiaries.

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Owner

The Owner (also referred to as Policy Owner) is the person(s) or legal entity who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. If the Policy has been absolutely assigned, the assignee is the Owner. A collateral assignee is not the Owner.

Death Of Owner

Upon any Owner’s death on or after the Annuity Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid to the designated annuity benefit payee based on the annuity income option in effect at the time of death.

Beneficiary

Beneficiary(ies) means the person(s) designated to receive any benefits under the Policy upon the death of the Owner or, after annuity income payments begin, the death of the Annuitant.

You may change your Beneficiary by sending Written Notice to us, unless the named Beneficiary is irrevocable. Once we record and acknowledge the change, it is effective as of the date you signed the Written Notice. The change will not apply to any payments made or other action taken by us before recording. If the named Beneficiary is irrevocable you may change the named Beneficiary only by Written Notice signed by both you and the Beneficiary. If more than one named Beneficiary is designated, and you fail to specify their interest, they will share equally.

If there are joint Owners, the surviving joint Owner will be deemed the Beneficiary, and the Beneficiary named in the Policy application or subsequently changed will be deemed the contingent Beneficiary. If both joint Owners die simultaneously, the death benefit will be paid to the contingent Beneficiary.

If the Beneficiary is your surviving spouse, the spouse may elect either to receive the death benefit, in which case the Policy will terminate, or to continue the Policy in force with the spouse as Owner. The surviving spouse may not elect the Guaranteed Lifetime Withdrawal Benefit rider when the single life option was selected and the Policy was issued under an Internal Revenue Code Section 401, 403(b) or 457 qualified plan.

If the named Beneficiary dies before you, then your estate is the Beneficiary until you name a new Beneficiary.

Minor Owner Or Beneficiary

A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. In most states parental status does not automatically give parents the power to provide an adequate release to us to make Beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian, who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary payments to the minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process that can be accomplished without the assistance of an attorney. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

Tables Illustrating Benefits Upon Death

The following tables illustrate benefits payable, if any, upon death of a party to the Policy for most, but not necessarily all, situations. The terms of any Policy rider or qualified plan funded by the Policy may change this information. Please consult your own legal and tax adviser for advice. You may contact us for more information.

If death occurs before the Annuity Date:
If the deceased is ...	and ...	and ...	then the ...
any Policy Owner	the Beneficiary is not the surviving spouse of the Policy Owner	- - -	Policy Beneficiary receives the death benefit.
any Policy Owner	the Beneficiary is the Policy Owner’s surviving spouse	- - -	surviving spouse may elect to become the Policy Owner and continue the Policy, or may have the Policy end and receive the death benefit.
the Annuitant	a Policy Owner is living	there is no named contingent or joint Annuitant	Policy continues with the Policy Owner as the Policy Annuitant unless the Owner names a new Annuitant.
the Annuitant	the Policy Owner is a non-person	- - -	Annuitant’s death is treated as a Policy Owner’s death as Federal law requires.
the Annuitant	a Policy Owner is living	the contingent or joint Annuitant is living	contingent Annuitant becomes the Annuitant, and the Policy continues.

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If death occurs on or after the Annuity Date:
If the deceased is ...	and ...	and ...	then the ...
any Policy Owner	There is a living joint Owner, and the Annuitant is living	- - -	surviving Policy Owner remains as Owner for purposes of distributing any remaining Policy proceeds pursuant to the annuity income option then in effect. If the annuity benefit payee was the deceased Policy Owner, the surviving Owner receives the proceeds. If the payee is other than the deceased Owner, proceeds continue to be paid to the payee until the payee’s death, then are paid to the Policy Beneficiary.
any Policy Owner	There is no surviving joint Owner, and the Annuitant is living	- - -	Policy Beneficiary becomes the Policy Owner for purposes of distributing any remaining Policy proceeds pursuant to the annuity income option then in effect. If the annuity benefit payee was the Owner, then the Policy Beneficiary receives the proceeds. If the payee is other than the Owner, proceeds continue to be paid to the payee until the payee’s death, then are paid to the Policy Beneficiary.
If death occurs on or after the Annuity Date:
If the deceased is ...	and ...	and ...	then the ...
any Policy Annuitant	any Policy Owner is living	there is no named contingent or joint Annuitant	Policy Owner (or other named payee) receives distribution of any remaining Policy proceeds pursuant to the annuity income option then in effect.
the Annuitant	the Annuitant is also the Policy Owner	- - -	Policy Beneficiary becomes the Policy Owner for purposes of distributing any remaining Policy proceeds pursuant to the annuity income option then in effect. If the annuity benefit payee was the Owner, then the Policy Beneficiary receives the proceeds. If the payee is other than the Owner, proceeds continue to be paid to the payee until the payee’s death, then are paid to the Policy Beneficiary.

State Variations

Certain features of your Policy may be different than the features described in the prospectus if your Policy is issued in the states described below. Further variations may arise; the variations are subject to change without notice.

STANDARD POLICY INFORMATION
Free Look Provision	If allowed by state law, the amount of the refund will equal the premiums paid less withdrawals, adjusted by investment gains and losses. Otherwise, the amount of the refund will be the gross premium you paid less withdrawals.
Withdrawal	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10+
Charge	8%	8%	8%	7%	7%	6%	5%	4%	2%	0%
NOTABLE STATE VARIANCES
AK	Policy Free Look Provision: The amount of the refund will be the gross premium paid less withdrawals.
Premium allocation will be restricted to the Separate Account for the 9-year period prior to the annuity date.
AL	Premium allocation will be restricted to the Separate Account for the 9-year period prior to the annuity date.
AZ	Policy Free Look Provision: 30 day free look for age 65 and older.
CA	Special Policy Cover: Seniors Age 60 and Over with 30 day free look.
FL	Policy Free Look Provision: 14 day free look
GA	Policy Free Look Provision: The amount of the refund will be the gross premium paid less withdrawals.
ID	Policy Free Look Provision: 20 day free look
IL	Withdrawal Charge.
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10+
	8%	8%	8%	7%	6%	5%	4%	3%	2%	0%
KS

Policy Free Look Provision:
The amount of the refund will be equal to the sum of:

(1)   the difference between the premiums paid, including any Policy fees or other charges and the amounts allocated to any separate accounts under the Policy; and

(2)   the value of the amounts allocated to any separate accounts under the Policy on the date the returned Policy is received by us or the selling agent.

KY	Policy Free Look Provision: The amount of the refund will be the gross premium paid less withdrawals.
MA

Policy: Must always issue as unisex Policy.

Policy Free Look Provision: The amount of the refund will be the gross premium paid less withdrawals.

Premium allocation will be restricted to the Separate Account for the 9-year period prior to the annuity date.

MD	Policy Free Look Provision: The amount of the refund will equal the greater of premiums paid less withdrawals or the Policy Value plus any fees or charges deducted.
Withdrawal Charge:
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10+
	8%	8%	8%	7%	6%	5%	3.75%	2.50%	1%	0%
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NOTABLE STATE VARIANCES
MI	Policy Free Look Provision: The amount of the refund will be the gross premium paid less withdrawals.
MN	Policy Free Look Provision: The insurer must return a refund equal to the sum of (a) the difference between the premiums paid including any contract fees or other charges and the amount allocated to the separate accounts under the contract and (b) the Accumulation Value of the contract, or if the contract does not have an Accumulation Value, the reserve for the contract, on the date the returned contract is received by the insurer or its agent.
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10+
	8%	8%	8%	7%	6%	5%	3.75%	2.50%	1%	0%
MS	Premium allocation will be restricted to the Separate Account for the 9-year period prior to the annuity date.
Withdrawal Charge:
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10+
	8%	8%	8%	7%	6%	5%	3.75%	2.50%	1.25%	0%
MT	Policy: Must always issue as unisex Policy.
NC	Policy Free Look Provision: The amount of the refund will be the gross premium paid less withdrawals.
ND	Policy Free Look Provision: 20 day free look
NJ	Withdrawal Charge:
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10+
	8%	8%	8%	7%	6%	5%	3.75%	2.50%	1.25%	0%
OK	Policy Free Look Provision: The amount of the refund will be the gross premium paid less withdrawals.
OR	Policy Free Look Provision: The amount of the refund will be the gross premium paid less withdrawals.
No fixed account option in the Policy.
PA	Policy Free Look Provision: The amount of the refund will equal the sum of all charges deducted from premiums paid, plus the Net Premiums allowed to the Separate Account, less withdrawals, and adjusted by investment gains and losses.
Withdrawal Charge:
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10+
	8%	8%	8%	7%	6%	5%	3.75%	2.50%	1.25%	0%
RI	Policy Free Look Provision: 20 day free look The amount of the refund will be the gross premium you paid less withdrawals.
SC	Policy Free Look Provision: 20 day free look The amount of the refund will be the gross premium you paid less withdrawals.
TX	Policy Free Look Provision: 20 day free look The amount of the refund will equal the premiums paid, adjusted by investment gains and losses.
UT	Withdrawal Charge:
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10+
	8%	8%	8%	7%	7%	6%	5%	3.75%	2%	0%
VA	Policy Free Look Provision: Language changed to: "Please review the copy of the application attached to this Policy. If any information shown is not true and complete, please notify us.
WA	Policy Free Look Provision: The amount of the refund will be the gross premium paid less withdrawals. No fixed account option in the Policy.

Policy Changes

Any change to your Policy is only effective if on a form acceptable to us, and then only once it is received at our Service Center and recorded on our records. Information on how to contact us to determine what information is needed and where you can get various forms for Policy changes is shown on this prospectus' first two pages and last page.

POLICY PROVISIONS AND LIMITATIONS

Minimum Policy Value

We may treat any partial withdrawal that leaves a Cash Surrender Value of less than $1,000 as a complete surrender of the Policy. See this prospectus' SURRENDERS AND WITHDRAWALS section for more information.

If you have paid no premiums during the previous 36-month period, we have the right to pay you the total value of your Policy in a lump sum and cancel the Policy if (i) the Cash Surrender Value is less than $1,000 (does not apply to IRAs), or (ii) the paid-up lifetime income annuity benefit at maturity, based on an accumulation of the Policy Value to maturity, would be less than $20 per month. We will not impose a withdrawal charge on involuntary terminations.

Allocating Your Premiums

You may allocate your premiums among the variable Investment Options and the Fixed Account option. Initial allocations in your Policy application will be used for additional premiums until you change your allocation.

▪	Allocations must be in whole percentages and total 100%.
▪	You may change your allocation by sending us Written Notice or through an authorized telephone transaction or online transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.
▪	All premiums will be allocated pursuant to your instructions on record with us.
▪	For Policies issued with the No Withdrawal Charge Rider, the allocation of any premium to the Fixed Account may not exceed 25% without our prior consent. If our prior consent is not received, we reserve the right to reallocate any excess Fixed Account allocation proportionately to the remaining Investment Options you selected in your latest allocation instructions.
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Transfers

The Policy is designed for long-term investment, not for use with professional "market timing" services or use with programmed, large or frequent transfers. Excessive transfers could harm other Policy owners, Annuitants and Beneficiaries by having a detrimental effect on investment portfolio management. In addition to the right of the portfolios to impose redemption fees on short-term trading, we reserve the right to reject any specific premium allocation or transfer request into a Subaccount portfolio, if in the judgment of a Subaccount portfolio fund adviser, a Subaccount portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or if Policy Owners would otherwise potentially be adversely affected.

Transferring money out of a Subaccount within 60 days of a purchase may be considered market timing. However, any portfolio fund adviser may establish its own standards, and each transaction may be evaluated on its own. Ultimately the portfolio fund adviser has the authority to make this determination.

Prior to the Annuity Date, you may transfer Policy Value from one Subaccount to another, from the Separate Account to the Fixed Account, or from the Fixed Account to any Subaccount, subject to these rules:

Transfer Rules:

▪	A transfer is considered any single request to move assets from one or more Subaccounts or the Fixed Account to one or more of the other Subaccounts or the Fixed Account.
▪	We must receive notice of the transfer - either Written Notice, an authorized telephone transaction, or by Internet when available. Transfer requests by fax, telephone, or Internet must be sent to us by the close of the New York Stock Exchange (usually 3:00 p.m. Central Time) for same-day processing. Requests received later are processed on the next trading day. Fax requests must be sent to us at 402-467-7923. If requests are faxed elsewhere, we will process them as of the day they are received by our trading unit.
▪	The transferred amount must be at least $250, or the entire Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer.)
-	If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
-	The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer amounts.
▪	The first 15 transfers each Policy Year are free. Thereafter, transfers will result in a $10 charge for each transfer. See the CHARGES section of this prospectus for information about this charge. This fee is deducted on a Pro-Rata basis from balances in all Subaccounts and the Fixed Account; it is not subtracted from the amount of the transfer. Transfers under any systematic transfer program do count toward the 15 free transfer limit.
▪	A transfer from the Fixed Account (except made pursuant to a systematic transfer program):
-	may be made only once each Policy Year;
-	may be delayed up to six months;
-	is limited during any Policy Year to the greater of:
-	25% of the Fixed Account value on the date of the transfer during that Policy Year;
-	the greatest amount of any non-systematic transfer out of the Fixed Account during the previous 13 months; or $1,000.
▪	The amount transferred into the Fixed Account in any Policy Year cannot exceed 25% of the total value of all Subaccounts in which you are invested as of the last Policy Anniversary. Systematic transfers into the Fixed Account are not included in this restriction. Subject to our consent, if your balance in a Subaccount is less than $1,000, you may transfer that amount into the Fixed Account.
▪	For a Policy issued with a No Withdrawal Charge Rider, the amount transferred into the Fixed Account within any Policy Year (except made pursuant to a systematic transfer program) may not exceed 10% of the Policy Value of all Subaccounts as of the most recent Policy Anniversary, unless the remaining value in any single Subaccount would be less than $1,000, in which case you may elect to transfer the entire value of that Subaccount to the Fixed Account.
▪	We reserve the right to further restrict transfers to the Fixed Account provided that we provide notice to you no less than 30 days prior to the date the restriction becomes effective.
▪	We reserve the right to limit transfers, or to modify transfer privileges, and we reserve the right to change the transfer rules at any time.
▪	If the Policy Value in any Subaccount falls below $100, we may transfer the remaining balance, without charge, to the money market subaccount. We will notify you when such a transfer occurs. You may, within 60 days of the date of our notice, reallocate the amount transferred, without charge, to another Investment Option.
▪	In the event you authorize telephone or Internet transfers, we are not liable for telephone or Internet instructions that we in good faith believe you authorized. We will employ reasonable procedures to confirm that instructions are genuine.

Omnibus Orders

Purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the ability of the portfolios to apply their respective disruptive

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trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all variable life insurance or variable annuity contracts, including ours, whose variable Investment Options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order that we submit may reflect one or more transfer requests from Owners engaged in disruptive trading, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Telephone Transactions

Telephone Transactions Permitted

▪	Transfers among Investment Options.
▪	Establish systematic transfer programs.
▪	Change of premium allocations.

How to Authorize Telephone Transactions

▪	Upon your authorization on the Policy application or in Written Notice to us, you, your registered representative or a third person named by you may do telephone transactions on your behalf.
▪	You bear the risk of the accuracy of any designated person's instructions to us.

Telephone Transaction Rules

▪	Must be received by close of the NYSE (usually 3:00 p.m. Central Time); if later, the transaction will be processed the next day the NYSE is open.
▪	Will be recorded for your protection.
▪	For security, you or your authorized designee must provide your Social Security number and/or other identification information.
▪	May be discontinued at any time as to some or all Owners.

We are not liable for following telephone transaction instructions we reasonably believe to be genuine.

Third Party Services

Where permitted and subject to our rules, we may accept your authorization to have a third party (such as your sales representative or someone else you name) exercise transfers or investment allocations on your behalf. Third-party transfers and allocations are subject to the same rules as all other transfers and allocations. You can make this election on the application or by sending us Written Notice. Please note that any person or entity you authorize to make transfers or allocations on your behalf, including any investment advisory, asset allocation, money management or timing service, does so independently from any agency relationship they may have with us for the sale of the Policies. They are accountable to you alone for such transfers or allocations. We are not responsible for such transfers or allocations on your behalf, or recommendations to you, by such third-party services. You should be aware that fees charged by such third parties for their service are separate from and in addition to fees paid under the Policy.

Systematic Transfer Programs

We offer several systematic transfer programs. We reserve the right to alter or terminate these programs upon 30 days written notice to you.

Dollar Cost Averaging

The Dollar Cost Averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the money market subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when an underlying portfolio company’s value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Policy Value, protect against a loss, or otherwise achieve your investment goals.

As discussed in THE FIXED ACCOUNT FIXED INTEREST RATE OPTION section we also reserve the right to credit bonus interest on purchase payments allocated to the Fixed Account for Policy Owners who participate in the Enhanced Dollar Cost Averaging program. We refer to this bonus interest as EDCA. The Dollar Cost Averaging program and/or the EDCA program may not be available in all states and in all markets. See BENEFITS AVAILABLE UNDER THE POLICY for additional information on the EDCA.

The EDCA differs from the Dollar Cost Averaging program in two ways:

▪	We reserve the right to credit bonus interest on purchase payments allocated to the Fixed Account for Policy Owners who participate in the EDCA. We do not credit bonus interest on purchase payments allocated to the Fixed Account for Policy Owners who participate in the Dollar Cost Averaging program.
▪	The Dollar Cost Averaging program allows up to 36 months of transfers to be scheduled. The EDCA allows 6 months of transfers to be scheduled.

The DCA program differs from the EDCA program. For information on the EDCA program, see the discussion of the EDCA program in THE FIXED ACCOUNT FIXED INTEREST RATE OPTION section and Additional information on Benefits available Under the Policy section.

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Dollar Cost Averaging Program Rules:

▪	There is no additional charge for the Dollar Cost Averaging program.
▪	We must receive notice of your election and any changed instruction - either by Written Notice or by telephone transaction instruction.
▪	Automatic transfers can only occur monthly.
▪	The minimum transfer amount out of the money market subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the Fixed Account value at the time Dollar Cost Averaging is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited. There is no maximum transfer amount limitation applicable to any of the Subaccounts.
▪	You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Month date.
▪	You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the money market subaccount or the Fixed Account is less than $100.
▪	Dollar Cost Averaging is not available when the Portfolio Rebalancing program is elected.

Portfolio Rebalancing

The Portfolio Rebalancing program allows you to rebalance your Policy Value among designated Subaccounts only as you instruct. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

Portfolio Rebalancing Program Rules:

▪	There is no additional charge for the Portfolio Rebalancing program.
▪	You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
▪	You may have rebalancing occur quarterly, semi-annually or annually.
▪	The Fixed Account is excluded from this program.

Earnings Sweep

The Earnings Sweep program allows you to sweep earnings from your Subaccounts to be rebalanced among designated Investment Options (Subaccounts or the Fixed Account), either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs.

Earnings Sweep Program Rules:

▪	There is no additional charge for the Earnings Sweep program.
▪	The Fixed Account is included in this program.
▪	You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice or by telephone transaction instruction.
▪	You may have your earnings sweep quarterly, semi-annually or annually.

Asset Allocation Program

We may offer an asset allocation program using models. However, you have the ability to construct your own asset allocation plan from among the Investment Options available in your Policy. Asset allocation programs using models are intended to match model risk tolerance and investment objectives with the Investment Options available in your Policy.

To assist you in your selection of an asset allocation model, we offer an Asset Allocation Program (the "Program"). The Program consists of models that were originally developed by an unaffiliated third party investment adviser. The unaffiliated third party investment adviser provided research and business support services relating to the models and selected the specific funds to populate each model from those available in the Policy. Ameritas Life paid for these consultant services at no additional cost to the Policy Owners.

Prior to August 1, 2016, Ameritas Investment Corp. ("AIC"), an affiliate of ours and predecessor to Ameritas Investment Company, LLC, our underwriter, served as discretionary investment adviser for Program participants solely in connection with the development and periodic updates to the model portfolios. In this regard, AIC entered into an investment advisory agreement with each Policy Owner participating in the Program. In its role as investment adviser, AIC relied upon the recommendations of third parties to provide research and business support services and select the specific funds to populate the models. AIC's role as investment adviser for development of and periodic updates to the models terminated on August 1, 2016, and the models in the Program no longer undergo periodic updates.

Important Information Concerning the Asset Allocation Program after August 1, 2016

On and after August 1, 2016, the models in the Program no longer undergo periodic updates (the models became "static"). Any investment advisory agreement you previously entered into with AIC terminated, and AIC no longer makes updates to the models. Policy Owners received notice of the termination of their investment advisory agreement and additional notice that the models were becoming static. The models remain invested in accordance with the most recent model allocations made prior to August 1, 2016. You may continue rebalancing your allocation among the funds in your particular static model on a quarterly basis. You were not required to take any action to continue participating in a static model. You may allocate to a different static model or discontinue participating in static models.

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To participate in the Program:

▪	You are responsible for determining which model is best for you. Your financial adviser can help you make this determination and may provide you with an investor questionnaire to help you define your investing style. There is no guarantee that the model you select is appropriate to your ability to withstand investment risk. We are not responsible for your selection of a specific Investment Option or model, or your decision to change to a different Investment Option.
▪	You must allocate all of your Policy Value to one asset allocation model. We must receive notice of your asset allocation model election by Written Notice before we can begin a Program for you. Only you can select which model is best for you. The Asset Allocation questionnaire can be an aid, but is just a tool; you will make your own selection. You may wish to consult with your own financial professional to determine whether participation in the Program is best for you, and if so, which model is most suitable.
▪	If you are currently participating in a Program model and you make changes to your allocations outside the model, you will be considered as having withdrawn from the Program. You will be required to communicate with the Service Center if you wish to make a transfer or trade. The Service Center will communicate that your election to execute a trade will result in the discontinuance of the Program for your Policy prior to you being able to execute any telephone transaction.
▪	You may participate in quarterly rebalancing where each quarter we will automatically rebalance the Subaccount values to be consistent with the allocation percentages for the Program model that you selected. Such rebalancing will be disclosed in quarterly statements to you. Performance of each model is updated monthly on our website and is available upon request.

The Program consists of five models, ranging from aggressive to conservative. On and after August 1, 2016, the static models will retain these descriptions. Because the models are no longer updated (are static), they may have shifted from their original investment objectives, and may continue to further shift over time. Original investment objectives were as follows:

▪	Aggressive Model – The Aggressive Model is for long-term investors who want high growth potential and do not need current income. The model may entail substantial year-to-year volatility in exchange for potentially higher long-term returns. Losses are still possible.
▪	Capital Growth Model – The Capital Growth Model is for long-term investors who want good growth potential and do not need current income. The model entails a fair amount of volatility, but not as much as the Aggressive Model. Losses are still possible.
▪	Balanced Model – The Balanced Model is for long-term investors who do not need current income and want some growth potential. The model is likely to entail some fluctuations, but presents less volatility than the overall equity market. Losses are still possible.
▪	Moderate Model – The Moderate Model is for investors who seek current income and stability, with modest potential for increase in the value of their investments. Losses are still possible.
▪	Conservative Model – The Conservative Model is for investors who seek current income and stability, and are less concerned about growth. Losses are still possible.

The Adding, Deleting, or Substituting Variable Investment Options Section below describes how changes to the Subaccounts' underlying portfolios will be addressed in the static models.

Potential Conflicts of Interest Relating to Program Models

We, and our affiliates, managed the competing interests that had the potential to influence the decision making with regard to the models by engaging a third party investment adviser to design the models and select the Investment Options for such models. Such competing interests included the following: AIC is compensated by us as principal underwriter for the Policies and as a distributor for a majority of our Policies. Calvert Variable Products, Inc. and Calvert Variable Series, Inc. (the "Calvert Funds"), have portfolios offered through the Policy. Certain Calvert Funds are sub-advised by Ameritas Investment Partners, Inc. ("AIP") an affiliate of ours. AIP is compensated for sub-advisory services it provides to Calvert Funds. Calvert Fund portfolios may or may not be included in the models. We may receive administrative services fees from other portfolios that are available as Investment Options or distribution fees. As a result of these competing interests the affiliated parties faced in this Program, there was an increased potential risk of a conflict of interest in these arrangements.

There is no additional charge for selecting the Program. Although asset allocation programs are intended to mitigate investment risk, there is a risk that investing pursuant to a model will still result in losses. The models will remain unchanged; thus, the percentages of your Policy Value allocated to each portfolio within the selected model will not be changed by us, and subsequent purchase payments will be invested in the same model unless we receive new instructions. Over time, the static model you select may no longer align with its original investment objective due to the effects of underlying portfolio performance and changes in underlying portfolio investment objectives. Therefore, your investment may no longer be consistent with your objectives. Portfolio rebalancing may help address this risk, but this is not guaranteed. You should consult with your financial professional about how to keep your allocations in line with your current investment goals.

We may discontinue the Asset Allocation Program at any time. We reserve the right to modify the terms of the Program. We may configure new static models from time to time. We will provide advance notice of any such changes to the Program and inform you of your options.

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NON-PROGRAM GLWB MODELS

Beginning May 1, 2013, GLWB Models are offered outside of the Program described above and are permitted GLWB Models. These Non-Program GLWB Models are comprised of volatility managed funds, and for that reason, also may be referred to as "VM Models."

Each of the four Non-Program GLWB Models, or VM Models is comprised of a single Investment Option that is managed by the fund's investment adviser. Three of the VM Models (VM Growth Model, VM Moderate Growth Model, and VM Moderate Model) are managed by Calvert Research and Management ("CRM") and sub-advised by Parametric Portfolio Associates LLC, and our affiliate, Ameritas Investment Partners, Inc. ("AIP"), subject to the oversight of CRM and the fund's Board of Directors. (See Potential Conflicts of Interest, below.) The strategies used by the VM Models limit the volatility risks associated with offering living benefit riders. In providing the VM Models, we are not providing investment advice or managing the allocations under your Policy. There is no investment advisory agreement between you and us, or any of our affiliates.

Non-Program GLWB Models available for use with the GLWB rider are:

▪	VM Managed Risk Model – For investors seeking to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. This investment may be appropriate for investors who are risk-averse and seek to protect capital. Losses are still possible.
▪	VM Growth Model – The VM Growth Model is for long-term investors who seek growth potential with less emphasis on current income. The Model is likely to experience fluctuation in value, while seeking to manage overall volatility. Losses are still possible.
▪	VM Moderate Growth Model – The VM Moderate Growth Model is for long-term investors who seek a balance of current income and growth potential. The Model is likely to experience some fluctuations, while seeking to manage overall volatility. Losses are still possible.
▪	VM Moderate Model – The VM Moderate Model is for investors who seek current income and stability, with modest potential for increase in the value of their investment. Losses are still possible.

The above volatility models seek to stabilize the volatility of a portfolio to a predetermined target level; therefore, the models may not perform as well in a rising market as they are designed to limit volatility and provide downside protection in a declining market. If performance is limited in rising markets, then your Policy Value may not increase as much as it would if other Investment Options were allowed, this means you may not have as many opportunities for resets of the Premium Accumulation Value and step-ups of the Benefit Base. Further, losses are still possible. Resets and step-ups are described in the Reset Feature section and the Step-Up of Benefit Base section of the GLWB rider description in the BENEFITS AVAILABLE UNDER THE POLICY section.

The requirement to be invested in the volatility funds is a risk management strategy employed by us to mitigate the financial risks, and manage the cost of providing you the guaranteed benefits of the GLWB rider. In some situations this risk mitigation strategy may result in more favorable financial results to us and less favorable financial results to you. Our interest in reducing both loss and the volatility of Policy Values presents a potential conflict of interest with respect to the interest of Policy Owners.

The Non-Program GLWB Models are each comprised of a single Investment Option, charges will be deducted from that Investment Option.

To elect a Non-Program GLWB Model:

▪	You must allocate all of your Policy Value to one Non-Program GLWB Model.
▪	You are responsible for determining which model is best for you. Your financial adviser can help you make this determination and may provide you with an investor questionnaire to help you define your investing style. There is no guarantee that the model you select is appropriate to your ability to withstand investment risk. We are not responsible for your selection of a specific investment option or model, or your decision to change to a different Investment Option.
▪	Performance of each VM Model is updated monthly on our website and is available upon request.
▪	You may not make changes to your allocations outside the Non-Program GLWB Models. Changes to allocations outside the Non-Program GLWB Models will be considered as having withdrawn from the model and risk termination of your GLWB rider. For this reason, you will not be able to execute trades online when you are using a Non-Program GLWB Model. You will be required to communicate with the Service Center if you wish to make a transfer or trade away from a Non-Program Model. The Service Center will communicate that your election to execute a trade away from a Non-Program Model will result in the discontinuance of the Non-Program GLWB Model for your Policy, prior to you being able to execute any telephone transaction.
▪	Additional safeguards apply if your Policy has the GLWB rider (See the GLWB Rider section, Asset Allocation).
▪	If participation in the Non-Program GLWB Models terminates, including by death of the Owner, Policy Value will reflect allocations to the model last selected before termination. Any additional premiums received after the death of the Owner will be returned.

These Non-Program GLWB Models also are allowable allocation models on Policies with an active GLWB rider. Owners of Policies with an active GLWB rider who are invested in Program GLWB Models may make a 100% allocation to one of the Non-Program GLWB Models. If you choose a Non-Program GLWB Model, you will be considered as having withdrawn from the Program. You will not be allowed to return to Program GLWB Models.

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The strategies used by the Non-Program GLWB Models seek to limit the volatility risks associated with the value of your Policy. While these strategies are intended to reduce the risk of market losses from investing in equity securities, they may result in periods of underperformance, especially, but not limited to, during times when the market is appreciating. As a result, your Policy Value may rise less than it would have without these strategies. During periods of high market volatility, the strategies are intended to dampen the impact on your Policy Value during sharp market losses, but nevertheless, you may still incur losses. Additional information on the Non-Program GLWB Models is available in APPENDIX A.

Potential Conflicts of Interest Relating to Non-Program GLWB Models

In providing investment sub-advisory services for the VM Growth Model, VM Moderate Growth Model, and VM Moderate Model, AIP is subject to competing interests that may influence its decisions. These competing interests typically arise because AIP serves as the sub-adviser to the underlying funds and we may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment sub-advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest see the underlying VM fund prospectuses.

Although GLWB Models are intended to mitigate investment risk, there is a risk that investing pursuant to a model will still lose value. For information about risks related to, and more detail about the Investment Options that comprise the VM Models, including more information about conflicts of interest, see the prospectuses for the underlying Investment Options.

We may modify the available Investment Options, including selection of Non-Program GLWB Models, at any time. We also may discontinue use of a GLWB Model at any time. (See GLWB Rider section, Asset Allocation, under the BENEFITS AVAILABLE UNDER THE POLICY section for additional information on discontinuation of an allowable allocation model).

The GLWB rider will terminate if you withdraw from a designated model or allocate any portion of your subsequent premium payments to an Investment Option that is not consistent with the allowable models.

GENERAL ACCOUNT

The General Account includes all of our assets except those assets segregated in separate accounts. We have sole discretion to invest the assets of the General Account, subject to applicable law. Until your Policy is issued, any premium payments we receive are held in our General Account. Obligations under the Policy that are funded by Ameritas Life's General Account include the Fixed Account, the Loan Account, and fixed payments including GLWB rider withdrawal payments as well as death benefit proceeds. These obligations of the General Account are subject to the claims of our creditors, the financial strength and the claims paying ability of the Company. It is not a bank account and it is not insured by the FDIC or any other government agency.

POLICY OR REGISTRANT CHANGES

Adding, Deleting, or Substituting Variable Investment Options

We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available.

We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount’s underlying portfolio and substitute shares of another series fund portfolio, if the shares of an underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying portfolios, or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change.

Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent premium payments, transfers or premium allocations. We will receive any necessary SEC and state approval before making any of these changes.

We will notify you of any changes to the variable Investment Options.

Resolving Material Conflicts – Underlying Investment Interests

In addition to serving as underlying portfolios to the Subaccounts, the portfolios are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the fund companies selling portfolio shares to fund other products. However, there is a possibility that a material conflict of interest may arise between Policy Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the portfolios. Shares of some of the portfolios also may be sold to certain qualified pension and retirement plans qualifying under section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps to resolve the matter, including removing that portfolio as an underlying Investment Option of the Separate Account. The Board of Directors of each fund company will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the portfolios for more information. (Also see the Transfers section, Omnibus Orders.)

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Disruptive Trading Procedures

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading, programmed transfers, or transfers that are large in relation to the total assets of a Subaccount’s underlying portfolio can disrupt management of a Subaccount’s underlying portfolio and raise expenses. This in turn can hurt performance of an affected Subaccount and therefore hurt your Policy’s performance.

Organizations or individuals that use market timing investment strategies and make frequent or other disruptive transfers should not purchase the Policy, unless such transfers are limited to Subaccounts whose underlying portfolio prospectus specifically permits such transfers.

Policy Owners should be aware that we are contractually obligated to provide Policy Owner transaction data relating to trading activities to the underlying funds on Written Request and, on receipt of written instructions from a fund, to restrict or prohibit further purchases or transfers by Policy Owners identified by an underlying fund as having engaged in transactions that violate the trading policies of the fund.

We reserve the right to reject or restrict transfers, in our sole discretion, initiated by a market timing organization or individual or other party authorized to give transfer instructions. We further reserve the right to impose restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners. Restrictions may include changing, suspending, or terminating telephone, on-line, and fax transfer privileges. We will enforce any Subaccount underlying portfolio manager’s own restrictions imposed upon transfers considered by the manager to be disruptive. Our disruptive trading procedures may vary from Subaccount to Subaccount, and may also vary due to differences in operational systems and contract provisions. However, any Subaccount restrictions will be uniformly applied.

There is no assurance that the measures we take will be effective in preventing market timing or other excessive transfer activity. Our ability to detect and deter disruptive trading and to consistently apply our disruptive trading procedures may be limited by operational systems and technological limitations which may result in some Policy Owners being able to market time, while other Policy Owners bear the harm associated with timing. Also, because other insurance companies and retirement plans may invest in Subaccount underlying portfolios, we cannot guarantee that Subaccount underlying portfolios will not suffer harm from disruptive trading within contracts issued by them.

Excessive Transfers

We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we will consider, among other things:

▪	the total dollar amount being transferred;
▪	the number of transfers you make over a period of time;
▪	whether your transfers follow a pattern designed to take advantage of short term market fluctuations, particularly within certain Subaccount underlying portfolios;
▪	whether your transfers are part of a group of transfers made by a third party on behalf of individual Policy Owners in the group; and
▪	the investment objectives and/or size of the Subaccount underlying portfolio.

Third Party Traders

We reserve the right to restrict transfers by any firm or any other third party authorized to initiate transfers on behalf of multiple Policy Owners if we determine such third party trader is engaging in a pattern of transfers that may disadvantage Policy Owners. In making this determination, we may, among other things:

▪	reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
▪	reject the transfer or exchange instructions of individual Policy Owners who have executed transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

We will notify affected Policy Owners before we limit transfers, modify transfer procedures or refuse to complete a transfer. Transfers made pursuant to participation in a dollar cost averaging, portfolio rebalancing, earnings sweep or asset allocation program are not subject to these disruptive trading procedures. See the sections of this prospectus describing those programs for the rules of each program.

ANNUITY PERIOD

Annuity Income Benefits

A primary function of an annuity contract, like this Policy, is to provide annuity payments to the payee(s) you name. You will receive the annuity benefits unless you designate another payee(s). The level of annuity payments is determined by your Policy Value, the Annuitant's sex (except where prohibited by law) and age, and the annuity income option selected. All or part of your Policy Cash Surrender Value may be placed under one or more annuity income options.

Annuity payments:

-    require investments to be allocated to our General Account, so are not variable.

-    may be subject to a withdrawal charge.

-    may be taxable and, if premature, subject to a tax penalty.

Annuity payments may be subject to a withdrawal charge. A withdrawal charge is not applied on the Annuity Date for premiums applied after the second year since receipt to the Life or Joint and Last Survivor annuity income options. However, the withdrawal charge does apply to Policy Value placed under other annuity income options.

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Annuity payments must be made to individuals receiving payments on their own behalf, unless otherwise agreed to by us. Any annuity income option is only effective once we acknowledge it. We may require initial and ongoing proof of the Owner's or Annuitant's age or survival. Unless you specify otherwise, the payee is the Owner.

Payments under the annuity income options are fixed annuity payments based on a fixed rate of interest at or higher than the minimum effective annual rate which is guaranteed to yield 3% on an annual basis. We have sole discretion whether or not to pay a higher interest rate for annuity income options 1, 2, or 3 (see below). Current immediate annuity rates for options 4 or 5 for the same class of annuities are used if higher than the guaranteed amounts. Current interest rates, and further information, may be obtained from us. The amount of each fixed annuity payment is set and begins on the Annuity Date, and does not change.

When Annuity Income Payments Begin

You select the Annuity Date by completing an election form that you can request from us at any time. If you do not specify a date, the Annuity Date will be the later of the Policy Anniversary nearest the Annuitant's 85th birthday or the fifth Policy Anniversary. Tax-qualified Policies may require an earlier Annuity Date. You may change this date by sending Written Notice for our receipt at least 30 days before the then current Annuity Date.

Selecting an Annuity Income Option

The longer the guaranteed or projected annuity income option period, the lower the amount of each annuity payment.

You choose the annuity income option by completing an election form that you can request from us at any time. You may change your selection during your life by sending Written Notice for our receipt at least 30 days before the date annuity payments are scheduled to begin. If no selection is made by then, we will apply the Policy Cash Surrender Value to make annuity payments under annuity income option 4 providing lifetime income payments.

If you die before the Annuity Date (and the Policy is in force), your Beneficiary may elect to receive the death benefit under one of the annuity income options (unless applicable law or a settlement agreement dictate otherwise).

Annuity Income Options

Once fixed annuity payments under an annuity income option begin, they cannot be changed, and you will not be able to make other withdrawals from your Policy. (We may allow the Beneficiary to transfer amounts applied under options 1, 2 or 3 to option 4, 5 or 6 after the Annuity Date. However, we reserve the right to discontinue this practice.) When the Owner dies, we will pay any unpaid guaranteed payments to your Beneficiary. Upon the last payee's death, we will pay any unpaid guaranteed payments to that payee's estate.

Note: If you elect an annuity income option based on a life contingency (option 4 or 5), it is possible that only one annuity payment would be made under the annuity option if the Annuitant dies before the due date of the second annuity payment, only two annuity payments would be made if the Annuitant died before the due date of the third annuity payment, etc. This would not happen if you elect an annuity income option guaranteeing either the amount or duration of payments, or just paying interest (options 1, 2 or 3).

Part or all of any annuity payment may be taxable as ordinary income. If, at the time annuity payments begin, you have not given us Written Notice to not withhold federal income taxes, we must by law withhold such taxes from the taxable portion of each annuity payment and remit it to the Internal Revenue Service. (Withholding is mandatory for certain tax-qualified Policies.)

We may pay your Policy proceeds to you in one sum if they are less than $1,000, or when the annuity income option chosen would result in periodic payments of less than $20. If any annuity payment would be or becomes less than $20, we also have the right to change the frequency of payments to an interval that will result in payments of at least $20. In no event will we make payments under an annuity option less frequently than annually.

The annuity income options are:

1.	Interest Payment. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.
2.	Designated Amount Annuity. Proceeds are paid in monthly installments of a specified amount over at least a 5-year period until proceeds, with interest, have been fully paid.
3.	Designated Period Annuity. Proceeds are paid in monthly installments for the specified period chosen. Monthly incomes for each $1,000 of proceeds, which include interest, are illustrated by a table in the Policy.
4.	Lifetime Income Annuity. Proceeds are paid as monthly income during the Annuitant's life. Variations provide for guaranteed payments for a period of time.
5.	Joint and Last Survivor Lifetime Income Annuity. Proceeds are paid as monthly income during the joint Annuitants' lives and until the last of them dies.
6.	Lump Sum. Proceeds are paid in one sum.

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BENEFITS AVAILABLE UNDER THE POLICY

The following table summarizes information about the benefits available under the Policy.*

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Standard Death Benefit

Upon any Owner’s death before the Annuity Date, a death benefit is paid to your Beneficiary(ies).

The death benefit equals the larger of: (a) your Policy Value (without deduction of the withdrawal charge) on the later of the date we receive satisfactory proof of death or an annuity payout option election less any charge for applicable premium taxes; or (b) the sum of Net Premiums, less partial withdrawals.

		Standard	None	Certain ownership changes, withdrawals and assignments could reduce the death benefit. We may limit purchase payments for all annuities held with us to $1,000,000.
Dollar Cost Averaging ("DCA")

This is a systematic transfer program that allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the money market subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account.

		Standard	None

You must request the DCA program. While a DCA program is in effect, elective transfers out of the Fixed Account are prohibited. Automatic transfers may only be taken monthly. DCA is not available when the Portfolio Rebalancing Program is elected.

Portfolio Rebalancing Program ("PBL")	This is a systematic transfer program that allows you to rebalance your Account Value among designated Subaccounts.	Standard	None	You must request the rebalancing program. The Fixed Account is excluded from this program. PBL is not available when the DCA Program is elected.
Earnings Sweep Program	This is a systematic transfer program that allows you to rebalance your Account Value by automatically allocating earnings from your Subaccounts among designated Investment Options.	Standard	None	You must request the Earnings Sweep program. You may have your earnings sweep quarterly, semi-annually or annually.
Loans (403(b) Plans Only)	You may obtain a loan secured by the Cash Surrender Value of your Policy.	Standard	Interest rate charged on loan balance is 5% (maximum loan rate of 8.0%, netted against minimum 3% credited on borrowed amounts held in Fixed Account).

Loans are only available if your Policy is a Tax Sheltered Annuity ("TSA" or "403(b) plan") under federal tax law and your Policy Value is at least $5,000. The Owners can take loans from the Policy Value beginning one year after the Policy is issued up to the Annuity Date, and cannot take out more than one loan each Policy Year. We reserve the right to modify the terms of a loan to comply with changes in applicable law, or to reject any loan request if we believe it may violate the terms of the plan or applicable law.

There are minimum and maximum loan amounts.

Interest is charged on loan balance. Amounts used as collateral for loans under your Policy do not participate in the performance of the Investment Options. Therefore, loans can affect your Policy Value and death benefit regardless of whether or not they are repaid.

Loans must be repaid within specified period.

Any Policy loan balance must be repaid prior to the activation of the GLWB rider. Once the GLWB rider is activated, no Policy loans may be taken.

While a loan is outstanding, any Policy distributions made, including annuity income payments, will be reduced by the amount of the outstanding loan plus accrued interest.

We reserve the right to restrict any transfer of the Policy while a loan is outstanding.

For policies issued after January 1, 2002, in states where allowed,			$40 loan origination fee

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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Minimum Premium Rider	Allows you to purchase the Policy for less than the $25,000 initial premium requirement.	Optional	0.55%

Only available at Policy issue.

Issue ages 0-85 for the Owner and Annuitant.

Not available in combination with the No Withdrawal Charge Rider.

The minimum premium can be as low as $2,000 for a non-qualified annuity or $50 for a qualified annuity. Additional payments can be as low as $1,000.

Enhanced Dollar Cost Averaging Program	Credit bonus interest to premium payments made to the Fixed Account for Policy Owners who participate in the Enhanced Dollar Cost Averaging ("EDCA") program.	Optional	None

Only available at Policy issue. The EDCA will be available for new premium only, not transfers from Subaccounts or the Fixed Account. Each premium allocated to the EDCA must be at least $1,500. We may defer crediting bonus interest until we receive all new premium noted on your application. We must receive any new premium applicable to the EDCA program during the first six months that you own your Policy.

Withdrawal Charge Riders (as listed below)	Shortens the withdrawal period from the Policy's standard 9-year period.

Only available at Policy issue.

Available for issue ages 0-85.

Each withdrawal must be at least $250.

7-Year, 5-Year and No Withdrawal Charge Riders are not available in SC and WA.

7-Year and 5-Year Withdrawal Charge Riders are not available with No Withdrawal Rider.

No Withdrawal Charge Rider is available for Policies issued on or after September 24, 2008.

Other riders that may be used with the No Withdrawal Charge Rider are Guaranteed Lifetime Withdrawal Benefit and the Guaranteed Minimum Death Benefit – 1-Year "Periodic Step-Up."

With the No Withdrawal Charge Rider are restrictions to the Fixed Account.

If you have the No Withdrawal Charge Rider, the death benefit equals: (a) if death occurs after age 69, the death benefit is equal to your Policy Value on the later of the date we receive satisfactory proof of death or an annuity payout option is elected less any charge for applicable premium taxes; (b) If death occurs prior to age 70, the death benefit as of the date satisfactory proof of death is received is equal to the greater of the adjusted sum of premiums or the Policy Value.

▪ 7-Year Withdrawal Charge Rider		Optional	0.40%
▪ 5-Year Withdrawal Charge Rider		Optional	0.60%
▪ No Withdrawal Charge Rider		Optional	1.25%

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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Free Withdrawal Riders (as listed below)	Allows access to certain Policy Value without being subject to withdrawal charges.

Only available at Policy issue.

Only one free withdrawal rider may be selected for each Policy.

"Free withdrawal" riders are available for an additional monthly charge. Only one of these riders may be selected, and your selection must be made at the time of application.

These fees continue as long as the Policy is in force.

▪ 10% "Free" Withdrawal Rider ("10% Free" WD)	Allows you to withdraw, each Policy Year, up to 10% of your Policy Value without deduction of a withdrawal charge.	Optional	0.15%	Available for issue ages 0-85. You may not carry forward the unused "free" withdrawal amount into the next Policy Year.
▪ Expanded "Free" Withdrawal Rider ("Expanded Free WD")	Allows you to withdraw, without a withdrawal charge, each Policy Year, up to the greater of a stated percentage of your Policy Value, minus prior "free" withdrawals taken since Policy issue, or any of your accumulated Policy earnings.	Optional	0.40%	Not available for Policies issued on or after January 1, 2010.
Guaranteed Minimum Death Benefit ("GMDB") Riders (as listed on the next page)

These general restrictions/limitations apply to each of the three GMDB riders listed below. You may elect one of three optional Guaranteed Minimum Death Benefit Riders, for a charge. Available at issue only and not older than age 70. Your election cannot be changed or revoked. At your age 85, each rider terminates and the rider charges end. The death benefit becomes the standard death benefit.

May not be available in your state.

▪ 1-Year "periodic Step-Up" Guaranteed Minimum Death Benefit ("GMDB")	Provides an amount greater than the standard death benefit under certain conditions. This greater amount is referred to as the GMDB.	Optional	0.55%	Additional Restrictions/Limitations: During the first Policy Year, the GMDB is zero. The roll-up benefit is reduced by a proportional adjustment for partial withdrawals.
▪ 5% "Roll-Up" Guaranteed Minimum Death Benefit ("GMDB")	Provides an amount greater than the standard death benefit under certain conditions. This greater amount is referred to as the GMDB. Until the termination of this rider, the GMDB is the roll-up benefit.	Optional	0.75%	Additional Restrictions/Limitations: The roll-up benefit is reduced by a proportional adjustment for partial withdrawals.
▪ "Greater Of" Guaranteed Minimum Death Benefit ("Greater of" GMDB")	This rider provides an amount greater than the standard death benefit under certain conditions. This greater amount is referred to as the GMDB. Until the termination of this rider, the GMDB is the greater of the step-up benefit GMDB or the roll-up benefit GMDB.	Optional	0.80%	See above general restrictions/limitations.
403(b) Tax Sheltered Annuity Endorsement ("403(b) Endorsement")	Basic endorsement for 403(b) TSA Policies. Shortens the withdrawal period for 403(b) Policies. Includes a loan option and waiver of withdrawal charge under certain circumstances.	Optional	0.40%

We discontinued issuing new 403(b)(TSA) Policies on June 30, 2012.

REQUIRED for 403(b) Policies issued after January 1, 2002. 403(b) TSA Endorsement 7-Year Premium Withdrawal Charge schedule applies in all states except SC and WA; in those states a 9-Year Premium Withdrawal Charge schedule applies. The PA 7-year schedule varies from this chart.

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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
TSA Minimum Premium Rider Waived once Policy Value is at least $50,000 on Policy Anniversary	Allows the minimum required initial premium to be lowered from $25,000 to as low as $0.	Optional	0.60%

We discontinued issuing new 403(b)(TSA) Policies on June 30, 2012.

403(b) TSA Endorsement Required.

Available only for Policies issued pursuant to a 403(b) tax sheltered annuity plan.

Only available at Policy issue.

The initial premium for a 403(b) Policy may be as low as $0 so long as the annualized planned premium is at least $600 and the minimum modal premium is at least $50.

TSA Hardship Waiver Rider	Waives Withdrawal Charges for withdrawals of Policy Value made while the Owner/Annuitant is suffering a hardship.	Optional	0.25%

We discontinued issuing new 403(b)(TSA) Policies on June 30, 2012.

403(b) TSA Endorsement Required.

Once the rider's benefits are exercised, the rider may not be cancelled. Requires you to provide us Notice.

Available only for Policies issued pursuant to a 403(b) tax sheltered annuity plan.

Only available at Policy Issue.

TSA No Withdrawal Charge Riders		Optional

We discontinued issuing new 403(b)(TSA) Policies on June 30, 2012.

403(b) TSA Endorsement Required.

Available only for Policies issued pursuant to a 403(b) tax sheltered annuity plan.

Only available at Policy Issue.

Large Case (Initial premium is $25,000 or greater.)			0.45%
Small Case (Initial premium is less than $25,000.)
When Policy Value is $50,000 or less			0.55%
Once Policy Value exceeds $50,000			0.45%
Value+ Option ("Value+")	Credits a bonus percentage to your Policy Value on all premium payments you make during the first 9 Policy Years.	Optional	0.55%	Not available for Policies issued on and after November 5, 2007. Expenses for Value+ Option may exceed the credit you receive under certain circumstances.
Estate Protection Benefit ("EPB") Rider Issue ages 0-70 Issue ages 71-80

We will credit this benefit to the Policy Value upon death of the Policy Owner, in addition to your standard death benefit and any optional Guaranteed Minimum Death Benefit Rider that you elected. For joint Policy Owners, we will credit this benefit to the Policy Value on the first death of a Policy Owner.

		Optional	0.40% 0.80%

Only available at Policy issue and cannot be removed.

Available for issue ages 0-80.

It is not available with Expanded Estate Protection Benefit Rider or No Withdrawal Charge Rider.

Owners bear risk of potential adverse tax treatment by IRS, which has not approved use of optional death benefits in IRAs.

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NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Expanded Estate Protection Benefit ("EEPB") Rider Issue ages 0-70 Issue ages 71-80	The same benefits as the EPB plus it includes an additional benefit to offset gains from money from 1035 exchanges, transfers, and rollovers.	Optional	0.45% 1.00%

Only available at Policy issue and cannot be removed.

Available for issue ages 0-80.

It is not available with Estate Protection Benefit or the No Withdrawal Charge Rider.

Owners bear risk of potential adverse tax treatment by IRS, which has not approved use of optional death benefits in IRAs.

Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider Single Life Joint Spousal – for non-qualified and IRA plans only	If activated, guarantees a series of annualized withdrawals from your Policy, regardless of Policy Value, until the death of the last surviving Covered Person.	Optional	0.95% 1.10%

Available for issue if the Policy Date is on or after November 5, 2007, and if the rider is approved in your state.

The rider may be issued in its Inactive Phase for any issue age 0 – 85. It may be issued in an active status when the Policy Owner is Attained Age 50 through Attained Age 85 years.

Policy expenses are higher when the GLWB is activated and if other optional riders are selected.

Once the rider is activated, no loans may be taken, and your allocations are limited to allowable allocation models.

A second request for a withdrawal Rider Year following the activation of the rider will automatically convert the rider to the Withdrawal Phase.

* These options are currently only available at Policy issue, and most are only available if you are then not older than age 70. Certain options may not be available in combination with other options. See the Allowable Benefit Rider Combinations chart below. Some of these riders are not available in some states. For riders not available in your state on the date of your purchase, we may make them available to existing Owners for a limited time after the option becomes available. See State Variations under the GENERAL DESCRIPTIONS section.

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ALLOWABLE BENEFIT RIDER COMBINATIONS

Minimum Premium Rider	7-Yr Withdrawal Charge Rider [1]	5-Yr Withdrawal Charge Rider [1]	No Withdrawal Charge Rider [1,2]	10% Free WD	Expanded Free WD [3]	Standard Death Benefit	1-Year GMDB	5-Year GMDB	"Greater of" GMDB	403(b) Endorsement [4,5]	TSA Minimum Premium Rider [4,6]	TSA Hardship Waiver Rider [4,6]	TSA No Withdrawal Charge Rider [4,6]	Value+ [7]	EPB	EEPB	GLWB [8]
Minimum Premium Rider		Y	Y	N	Y	Y	Y	Y	Y	Y	N	N	N	N	Y	Y	Y	Y
7-Yr Withdrawal Charge Rider [1]	Y		N	N	Y	Y	Y	Y	Y	Y	N	N	N	N	Y	Y	Y	Y
5-Yr Withdrawal Charge Rider [1]	Y	N		N	Y	Y	Y	Y	Y	Y	N	N	N	N	Y	Y	Y	Y
No-Withdrawal Charge Rider [1,2]	N	N	N		N	N	Y	Y	N	N	N	N	N	N	N	N	N	Y
10% Free WD	Y	Y	Y	N		N	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
Expanded Free WD [3]	Y	Y	Y	N	N		Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
Standard Death Benefit	Y	Y	Y	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
1-Year GMDB	Y	Y	Y	Y	Y	Y	Y		N	N	Y	Y	Y	Y	Y	Y	Y	Y
5-Year GMDB	Y	Y	Y	N	Y	Y	Y	Y		N	Y	Y	Y	N	Y	Y	Y	Y
"Greater of" GMDB	Y	Y	Y	N	Y	Y	Y	Y	N		Y	Y	Y	N	Y	Y	Y	Y
403(b) Endorsement [4,5]	N	N	N	N	Y	Y	Y	Y	Y	Y		Y	Y	Y	Y	Y	Y	N
TSA Minimum Premium Rider [4,6]	N	N	N	N	Y	Y	Y	Y	Y	Y	Y		Y	N	Y	Y	Y	Y
TSA Hardship Waiver Rider [4,6]	N	N	N	N	Y	Y	Y	Y	Y	Y	Y	Y		Y	Y	Y	Y	N
TSA No Withdrawal Charge Rider [4,6]	N	N	N	N	N	N	Y	N	N	N	Y	N	Y		Y	N	N	Y
Value+ [7]	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y		Y	Y	N
EPB	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	N	N	N	Y		N	Y
EEPB	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N		Y
GLWB [8]	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

(1)	This benefit is not available in SC and WA.
(2)	No Withdrawal Charge Rider is available for Policies issued on or after September 24, 2008.
(3)	Expanded "Free" Withdrawal Rider is not available for Policies issued on or after January 1, 2010.
(4)	403(b) TSA endorsements issued after January 1, 2002. We discontinued issuing new 403(b) TSA policies on June 30, 2012.
(5)	403(b) TSA Endorsement includes a 7-Year Withdrawal Charge schedule in all states except SC and WA; in those states the base Policy 9-Year Withdrawal Charge schedule applies. The PA 7-Year schedule varies from the schedule used in other states.
(6)	403(b) Tax Sheltered Annuity ("403(b) TSA”) Endorsement required.
(7)	Value+ Option is not available for Policies issued on and after November 5, 2007.
(8)	GLWB Available for issue if the Policy Date is on or after November 5, 2007, and if the rider is approved in your state.
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ADDITIONAL INFORMATION ON BENEFITS AVAILABLE UNDER THE POLICY

The examples listed below are hypothetical assumptions and illustrations with the purpose of explaining the operation of the benefits. Actual results will vary.

Standard Death Benefits

We will pay the death benefit after we receive satisfactory proof of death of an Owner’s death or as soon thereafter as we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to an annuity income option to the extent allowed by applicable law and any settlement agreement in effect at your death. If the Beneficiary does not make an annuity income option election within 60 days of our receipt of satisfactory proof of death, we will issue a lump-sum payment to the Beneficiary.

Until we receive satisfactory proof of death and instructions, in the proper form, from your Beneficiaries, your Policy will remain allocated to the Subaccounts you chose, so the amount of the death benefit will reflect the investment performance of those Subaccounts during this period. If your Policy has multiple Beneficiaries, we will calculate and pay each Beneficiary's share of the death benefit proceeds once we receive satisfactory proof of death and when we receive instructions, in proper form, from that Beneficiary. The death benefit proceeds still remaining to be paid to other Beneficiaries will remain allocated to and continue to fluctuate with the investment performance of the Subaccounts you chose, until each Beneficiary has provided us instructions in the proper form.

In most cases, when death benefit proceeds are paid in a lump sum, we will pay the death benefit proceeds by establishing an interest bearing account for the Beneficiary, in the amount of the death benefit proceeds payable. The same interest rate schedule and other account terms will apply to all Beneficiary accounts in place at any given time. We will send the Beneficiary a checkbook within 7 days after we receive all the required documents, and the Beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit proceeds payable. The account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the General Account.

If an Owner of the Policy is a corporation, trust or other non-individual, we treat the primary Annuitant as an Owner for purposes of the death benefit. The "primary Annuitant" is that individual whose life affects the timing or the amount of the death benefit payout under the Policy. A change in the primary Annuitant will be treated as the death of an Owner.

If the Annuitant is an Owner or joint Owner, the Annuitant’s death is treated as the Owner’s death.

If the Annuitant is not an Owner and the Annuitant dies before the Annuity Date, the Owner may name a new Annuitant if such Owner(s) is not a corporation or other non-individual or if such Owner is the trustee of an Internal Revenue Code Section 401(a) retirement plan. If the Owner does not name a new Annuitant, the Owner will become the Annuitant.

If your spouse is the Policy Beneficiary, Annuitant, or a joint Owner, special tax rules apply. See the IRS Required Distribution Upon Death of Owner section below.

We will deduct any applicable premium tax not previously deducted from the death benefit payable.

Unclaimed Death Benefit Proceeds

Every state has unclaimed property laws that generally declare life insurance and annuity policies to be abandoned after a period of inactivity of three to five years from the date any death benefit and/or annuity payment is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property investment division or unclaimed property office of the state in which the Beneficiary or the Policy Owner last resided, as shown on our books and records. However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated periods. To prevent your Policy’s death benefit and/or annuity payment from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, and personal information—including complete names and complete address—if and as they change.

Standard Death Benefit

Upon any Owner’s death before the Annuity Date, the Policy will end, and we will pay a death benefit to your Beneficiary(ies). The death benefit equals the larger of:

(a)	your Policy Value (without deduction of the withdrawal charge) on the later of the date we receive satisfactory proof of death or an annuity payout option election less any charge for applicable premium taxes; or
(b)	the sum of Net Premiums, less partial withdrawals.

Upon any Owner’s death on or after the Annuity Date and before all proceeds have been paid, no death benefit is payable, but any remaining proceeds will be paid to the designated annuity benefit payee based on the annuity income option in effect at the time of death.

Examples:

When upon the Owner's death and receipt of satisfactory proof of death, the Policy Value is $125,000 and total premiums paid is $100,000 and there are no partial withdrawals, the death benefit is $125,000.

When upon the Owner's death and receipt of satisfactory proof of death, the Policy Value is $75,000 and total premiums paid is $100,000 and there are no partial withdrawals, the death benefit is $100,000.

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IRS Required Distribution Upon Death of Owner

Federal law requires that if your Policy is tax non-qualified and you die before the Annuity Date, then the entire value of your Policy must be distributed within 5 years of your death. The 5-year rule does not apply to that portion of the proceeds which (a) is for the benefit of an individual Beneficiary; and (b) will be paid over the lifetime or the life expectancy of that Beneficiary as long as payments begin not later than one year after the date of your death. Special rules may apply to your surviving spouse. A more detailed description of these rules and other required distribution rules that apply to tax-qualified Policies are described in Appendix B of this prospectus.

Dollar Cost Averaging Program (Standard)

Dollar Cost Averaging allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from the money market subaccount or the Fixed Account to any other Subaccount(s) or the Fixed Account. Requested percentages are converted to a dollar amount. You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. We must receive notice of your election and any changed instruction – either Written Notice or by telephone transaction instruction. Dollar Cost Averaging is intended to limit loss by resulting in the purchase of more Accumulation Units when an underlying portfolio company's value is low, and fewer units when its value is high. However, there is no guarantee that such a program will result in a higher Account Value, protect against a loss, or otherwise achieve your investment goals. You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the money market subaccount or the Fixed Account is less than $100. For more information regarding Dollar Cost Averaging rules, see the SYSTEMATIC TRANSFER PROGRAMS – Dollar Cost Averaging Program under the GENERAL DESCRIPTION OF THE POLICY section.

Portfolio Rebalancing Program (Standard)

The Portfolio Rebalancing program allows you to rebalance your Account Value among designated Subaccounts only as you instruct. You must request the rebalancing program, give us your rebalancing instructions, or request to end this program either by Written Notice or by telephone transaction instruction. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs. For more information regarding Portfolio Rebalancing Program rules, see the SYSTEMATIC TRANSFER PROGRAMS – Portfolio Rebalancing Program under the GENERAL DESCRIPTION OF THE POLICY section.

Earnings Sweep Program (Standard)

The Earnings Sweep program allows you to rebalance your Account Value by automatically allocating earnings from your Subaccounts among designated Investment Options (Subaccounts or the Fixed Account) either based on your original Policy allocation of premiums or pursuant to new allocation instructions. You must request the Earnings Sweep program, give us your allocation instructions, or request to end this program either by Written Notice or by telephone transaction instruction. You may change your Earnings Sweep program instructions at any time. Any change will be effective when the next sweep occurs. For more information regarding the Earnings Sweep Program rules, see the SYSTEMATIC TRANSFER PROGRAMS – Earnings Sweep Program under the GENERAL DESCRIPTION OF THE POLICY section.

Loans (403(b) Plans Only)

You may obtain a loan secured by the Cash Surrender Value of your Policy. Any loan transaction will permanently affect your Account Value. For additional information regarding loans, refer to the LOANS section.

Minimum Premium Rider

Under this rider, the initial premium amount may be lowered to $2,000. Additional premium requirements as provided in the Policy are unaffected by this rider.

This rider changes the Annual Policy Fee to be not less than $36 (with a guaranteed maximum charge of $40). All other provisions regarding the Annual Fee are unchanged.

A percentage of the Policy Value will be deducted from the Policy Value on the same date in the succeeding month as the Policy Date, and will continue for the life of the Policy. Whenever this date falls on a date other than a Business Day, the charge will be deducted on the next Business Day. This charge is noted in the Policy specification page.

Both charges will be waived if the total Policy Value is $50,000. Once waived, the charges are not reapplied if the total Policy Value falls below $50,000.

The issue ages for this rider are 0 to 85 for the Owner and Annuitant.

This rider is available at the time of Policy issue only. It may not be added to the Policy at a later date. The rider may not be cancelled after it is issued and will terminate when the Policy terminates.

Example: The Owner and Annuitant is the same individual and is age 50 at the time the Policy is issued with the Minimum Premium Rider. The Owner submits a premium payment of $10,000 for each of the first five years of the Policy. An Annual Fee in the amount of $40 is withdrawn on each Policy anniversary. On the sixth Policy anniversary, the Policy Value is $60,000. Therefore, beginning the sixth Policy anniversary, the monthly rider fee as well as the Annual Fee are no longer withdrawn from the Policy.

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Enhanced Dollar Cost Averaging ("EDCA") Program

We reserve the right to credit bonus interest to premium payments made to the Fixed Account for Policy Owners who participate in the Enhanced Dollar Cost Averaging ("EDCA") program. The EDCA will be available for new premium only, not transfers from Subaccounts or the Fixed Account. New premium usually includes only money noted on your Policy application; however, we may include other premium payments we receive during the period prior to receipt of the money noted on your application, so long as you do not exceed total premium limits for Ameritas Life annuities. Each premium allocated to the EDCA must be at least $1,500. We may defer crediting bonus interest until we receive all new premium noted on your application. Until all premiums noted on your application are received, amounts will remain in the Fixed Account and will receive the current interest rate declared for the Fixed Account. We must receive any new premium applicable to the EDCA program during the first six months that you own your Policy.

We transfer premium allocated to the EDCA monthly over a period of six months, beginning one month after the date we receive all new premium noted on your application. In the event you withdraw or transfer monies allocated to the EDCA, we will stop crediting interest under the EDCA program and transfer any remaining balance proportionately to the remaining Investment Options you selected in your latest allocation instructions. We reserve the right to discontinue offering the EDCA program at any time.

The EDCA program differs from the DCA program. For information on the DCA program, see the discussion of the DCA program in the Systematic Transfer Program section.

This Policy is no longer issued effective September 7, 2012. Therefore, any new premium is not eligible for the EDCA Program.

Withdrawal Charge Riders

The Policy Owner may elect either the optional 7-year Withdrawal Charge Period Rider or the optional 5-Year Withdrawal Charge Period Rider. There is a charge for these riders. For information about the charges for these riders, see this prospectus' FEE TABLE and CHARGES sections.

7-Year Withdrawal Charge Period Rider

The issue ages for this rider are 0 to 85 for the Owner and Annuitant.

This rider is available at the time of Policy issue only. It may not be added to the Policy at a later date. The rider may not be cancelled after it is issued and will terminate when the Policy terminates.

Withdrawal charges are based on the amount of premium paid and the time since a premium payment was received. Each premium payment will have its own schedule of withdrawal charges based on the time since receipt. The total withdrawal charge will be the sum of the withdrawal charges for each premium.

The withdrawal charges below replace the 9-Year Base Policy Withdrawal Charge.

Years Since Receipt of Premium	Percent of Premium Received
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%

Example: The following table illustrates the determination of the withdrawal charges for a Policy that has deposits of $25,000 in the first year and $2,000 each renewal year, with a net return of 10% after all expenses.

Year	Premium Paid	Maximum Withdrawal Charge Based on the Premium Paid
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Total Charge
1	$25,000	$1,750								$1,750
2	$2,000	$1,500	$140							$1,640
3	$2,000	$1,250	$120	$140						$1,510
4	$2,000	$1,000	$100	$120	$140					$1,360
5	$2,000	$750	$80	$100	$120	$140				$1,190
6	$2,000	$500	$60	$80	$100	$120	$140			$1,000
7	$2,000	$250	$40	$60	$80	$100	$120	$140		$790
8	$2,000	0	$20	$40	$60	$80	$100	$120	$140	$560

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5-Year Withdrawal Charge Period Rider

The issue ages for this rider are 0 to 85 for the Owner and Annuitant.

This rider is available at the time of Policy issue only. It may not be added to the Policy at a later date. The rider may not be cancelled after it is issued and will terminate when the Policy terminates.

Withdrawal charges are based on the amount of premium paid and the time since a premium payment was received. Each premium payment will have its own schedule of withdrawal charges based on the time since receipt. The total withdrawal charge will be the sum of the withdrawal charges for each premium.

The withdrawal charges below replace the 9-Year Base Policy Withdrawal Charge.

Years Since Receipt of Premium	Percent of Premium Received
1	7%
2	7%
3	6%
4	4%
5	2%
6+	0%

Example: The following table illustrates the determination of the withdrawal charges for a Policy that has deposits of $25,000 in the first year and $2,000 each renewal year, with a net return of 10% after all expenses.

Year	Premium Paid	Maximum Withdrawal Charge Based on the Premium Paid
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Total Charge
1	$25,000	$1,750						$1,750
2	$2,000	$1,750	$140					$1,890
3	$2,000	$1,500	$140	$140				$1,780
4	$2,000	$1,000	$120	$140	$140			$1,400
5	$2,000	$500	$80	$120	$140	$140		$980
6	$2,000	$0	$40	$80	$120	$140	$140	$520

No Withdrawal Charge Rider

The No Withdrawal Charge Rider, which can only be attached to the Policy at issue, allows the Policy to be issued without any withdrawal charges. Other features of a Policy issued with the rider include:

▪	allocations and transfers to the Fixed Account have the following restrictions:
-	allocation of premium to the Fixed Account is limited to 25% of premium without prior approval;
-	the amount transferred to the Fixed Account within any Policy Year (except made pursuant to a systematic transfer program) is limited to 10% of the value of all Subaccounts on the most recent Policy Anniversary; and
-	we may further restrict allocation of premiums and transfers to the Fixed Account upon providing you with 30 day notice;
▪	if death occurs after age 69, the death benefit is equal to your Policy Value on the later of the date we receive satisfactory proof of death or an annuity payout option is elected less any charge for applicable premium taxes (See the Death Benefits section, below);
▪	the death benefit is proportionally adjusted for partial withdrawals.

In most jurisdictions, the "other features" listed above are included as part of the rider. However, in Massachusetts, Maryland, and Oregon, these features are incorporated into the base Policy that is issued with a No Withdrawal Charge Rider, rather than being made a part of the rider. For all Policies issued with a No Withdrawal Charge Rider, the rider may not be cancelled and will terminate only when the Policy terminates.

Example: A Policy with the No Withdrawal Charge Rider does not have any withdrawal charges. Therefore, no withdrawal charges will be withdrawn at the time of any partial withdrawal or surrender.

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No Withdrawal Charge Rider – Death Benefit

For Policies issued with the No Withdrawal Charge Rider, if death occurs after age 69, the death benefit is equal to your Policy Value on the later of the date we receive satisfactory proof of death or an annuity payout option is elected less any charge for applicable premium taxes.

If death occurs prior to age 70, the death benefit as of the date satisfactory proof of death is received is equal to the greater of the adjusted sum of premiums or the Policy Value. The initial value of the adjusted sum of premiums is the initial premium. As of the day a subsequent premium is received by us, the adjusted sum of premiums is increased by the amount of that premium. As of the day that a partial withdrawal is made, the adjusted sum of premiums is decreased by the same proportion as the Policy Value is decreased by the partial withdrawal.

Examples:

The Owner's death is after age 69 and we receive satisfactory proof of death. The Policy Value upon receipt of satisfactory proof of death is $100,000 and total premiums paid to the Policy is $75,000 and there are no partial withdrawals, the death benefit is $100,000.

When the Owner's death is prior to age 70, the total premium payment(s) is decreased by the same proportion as the Policy Value. The following table provides three hypothetical examples of death benefit values for an Owner prior to age 70.

	Sum of Premiums Paid	Policy Value as of Day of Partial Withdrawal BEFORE Partial WD is Processed	Partial Withdrawal Amount	Adjustment to the Sum of Premiums Paid (Adjustment)	Adjusted Sum of Premiums Paid	Policy Value as of Date Satisfactory Proof of Death is Received	Death Benefit
Example (a)*	$100,000	$120,000	$0	$0	$100,000	$130,000	$130,000
Example (b)**	$100,000	$120,000	$20,000	$16,667	$83,333	$110,000	$110,000
Example (c)***	$100,000	$90,000	$20,000	$22,222	$77,778	$72,000	$77,778

*Example (a)

Assumption: Sum of Premiums Paid at the time the Policy was issued is $100,000. No additional premiums were applied to the Policy. No partial withdrawal was taken.

Therefore, no adjustment is made to the Sum of Premiums Paid. The Policy Value as of the Date of Satisfactory Proof of Death is Received is greater than the Sum of Premiums Paid. The Death Benefit is the Policy Value as of the Date of Satisfactory Proof of Death is Received.

**Example (b)

Assumption: Sum of Premiums Paid at the time the Policy was issued is $100,000. No additional premiums were applied to the Policy. A $20,000 partial withdrawal was taken.

The Adjustment to the Sum Of Premiums Paid is 16.667% (the result of 20,000/120,000). The Adjusted Sum of Premiums Paid is the Sum of Premiums Paid less the Adjustment to the Sum of Premiums Paid. The Policy Value as of the Date of Satisfactory Proof of Death is Received is greater than the Adjusted Sum of Premiums Paid. The Death Benefit is the Policy Value as of the Date of Satisfactory Proof of Death is Received.

***Example (c)

Assumption: Sum of Premiums Paid at the time the Policy was issued is $100,000. No additional premiums were applied to the Policy. A $20,000 partial withdrawal was taken.

The Adjustment to the Sum of Premiums Paid is 22.222% (the result of 20,000/90,000). The Adjusted Sum of Premiums Paid is the Sum of Premiums Paid less than the Adjustment to the Sum of Premiums Paid. The Adjusted Sum of Premiums Paid is greater than the Policy Value as of the Date of Satisfactory Proof of Death is Received. The Death Benefit is the Adjusted Sum of Premiums Paid as of the Date of Satisfactory Proof of Death is Received.

"Free" Withdrawal Riders

The following Policy riders allow access to certain Policy Value without being subject to withdrawal charges. There is a charge for these riders. For information about the charges for these riders, see this prospectus' FEE TABLE and CHARGES sections. For all Policies that are not issued pursuant to a 403(b) tax sheltered annuity plan, either the 10% "Free" Withdrawal Rider, the Expanded "Free" Withdrawal Rider (not available for Policies issued on or after January 1, 2010), or the No Withdrawal Charge Rider must be elected at issue of the Policy. For all Policies that are issued pursuant to a 403(b) tax sheltered annuity plan, either the 10% "Free" No Withdrawal Rider or one of the 403(b) TSA No Withdrawal Charge Riders must be elected at issue of the Policy.

The 10% "Free" Withdrawal Rider allows you to withdraw, each Policy Year, up to 10% of your Policy Value without deduction of a withdrawal charge. Under this optional rider, Policy Value is considered withdrawn on the same basis as in the base Policy (first premiums on a first-in first-out basis, then earnings). The 10% amount is determined at the time the withdrawal is made and is reduced by all prior free withdrawals in that Policy Year. If you do not withdraw the 10% amount in a Policy Year, you may not carry forward the unused "free" withdrawal amount into the next Policy Year.

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Example: The following chart below provides a hypothetical example of "free" amount for the first five Policy Years for a Policy with an initial premium of $100,000, no additional premiums, and the only elected optional rider being the 10% "Free" Withdrawal Rider. Please note in this example, there are two withdrawals taken in the third Policy Year.

Policy Year	% Free Withdrawal (a)	Policy Value as of Date of Withdrawal (b)	Previous Free Withdrawal(s) in the same Policy Year (c)	Free Amount Available for Withdrawal (a x b) - c	Free Amount Withdrawn from Policy Value
1	10%	$100,000	$0	$10,000	$5,000
2	10%	$98,000	$0	$9,800	$5,000
3	10%	$102,000	$0	$10,200	$5,000
3	10%	$98,000	$5,000	$4,800	$4,800
4	10%	$95,000	$0	$9,500	$5,000
5	10%	$90,000	$0	$9,000	$5,000

The Expanded "Free" Withdrawal Rider, which is not available for Policies issued on or after January 1, 2010, allows you to withdraw, without a withdrawal charge, each Policy Year, up to the greater of a stated percentage of your Policy Value, minus prior "free" withdrawals taken since Policy issue, or any of your accumulated Policy earnings. (Accumulated Policy earnings are the excess of the Policy Value over the net of premiums paid, plus any Value+ Credit amount, less any previous withdrawals of premium. Note that Value+ is not available for Policies issued on and after November 5, 2007.) Under this optional rider, for purposes of the withdrawal charge only, earnings are considered withdrawn before premium, and premium is considered withdrawn on a first-in first-out basis. (This is different than taxation order, which generally considers the last premium withdrawn first – a "last-in, first-out" procedure.) The stated percentage of Policy Value available as a "free" withdrawal each Policy Year is 15% the first year, 30% the second year, and 45% the third and subsequent years. The percentage amount is determined at the time the withdrawal is made.

Example: The following chart below provides a hypothetical example of "free" amount for the first five Policy Years for a Policy with an initial premium of $100,000, no additional premiums, and the only elected optional rider being the Expanded "Free" Withdrawal Rider.

Policy Year	% Free Withdrawal (a)	Policy Value as of Date of Withdrawal (b)	Previous Free Withdrawal(s) (c)	Free Amount Available for Withdrawal (a x b) - c	Free Amount Withdrawn from Policy Value
1	15%	$100,000	$0	$15,000	$5,000
2	30%	$98,000	$5,000	$24,400	$5,000
3	45%	$105,000	$10,000	$37,250	$5,000
4	45%	$107,000	$15,000	$33,150	$5,000
5	45%	$104,000	$20,000	$26,800	$5,000

Optional Death Benefit Riders

Guaranteed Minimum Death Benefit Riders

You may elect one of three optional Guaranteed Minimum Death Benefit Riders, for a charge. Your election must be made when the Policy is issued, and only if you and the Annuitant are then not older than age 70. Your election cannot be changed or revoked. At your age 85, each rider terminates and the rider charges end. The death benefit becomes the standard death benefit, which is the greater of the Policy Value or the amount invested less withdrawals. (If your Policy also has the No Withdrawal Charge Rider, the death benefit becomes the Policy Value.) Under these riders, if the Owner is not a natural person, you cannot change the Annuitant after the Guaranteed Minimum Death Benefit is elected. Each of the riders provides the opportunity to enhance the Policy’s death benefit if Subaccount underlying portfolios should sharply decrease in value. See this prospectus’ FEE TABLE and CHARGES sections for information on the charge for these riders. Only the "Periodic Step-Up" Guaranteed Minimum Death Benefit Rider is available with the No Withdrawal Charge Rider.

"Periodic Step-Up" Guaranteed Minimum Death Benefit

This rider provides an amount greater than the standard death benefit under certain conditions. This greater amount is referred to as the GMDB. During the first Policy Year, the GMDB is zero. Until the termination of this rider, the GMDB is the step-up benefit, defined as (a) plus (b) minus (c) minus (d), where:

(a)	is the greater of:
(i)	the Policy Value as of the most recent step-up date; or
(ii)	the step-up benefit immediately preceding the most recent step-up date
(b)	is any premiums paid since the most recent step-up date
(c)	is any partial withdrawals, including withdrawal charges, since the most recent step-up date
(d)	is a proportional adjustment for each partial withdrawal made since the most recent step-up date.

The proportional adjustment will never be less than zero. It equals the step-up benefit minus the Policy Value, times the ratio of the partial withdrawal amount divided by the Policy Value. The step-up benefit and Policy Value used to compute the proportional adjustment are prior to the partial withdrawal.

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EXAMPLE

Assume the following items (actual results will depend on Policy experience):

1.	Policy issued on January 1, 2012 with $100,000 single premium with no additional premiums or withdrawals;
2.	January 1, 2013 Accumulation Value increases to $104,000;
3.	January 1, 2014 Accumulation Value drops to $102,000;
4.	Owner dies on July 1, 2014 when Accumulation Value drops to $101,000.

The initial "Step-up" value on January 1, 2012 is $100,000. The first anniversary "Step-up" value is set to $104,000. The second anniversary "Step-up" value remains at $104,000 since the anniversary value of $102,000 is less than the prior "Step-up" value. On July 1, 2014 the death benefit is the larger of the "Step-up" value ($104,000) and the Accumulation Value ($101,000), or $104,000.

The step-up interval is stated in your Policy's schedule page for this rider. The step-up benefit for your Attained Ages 80-84 is the step-up benefit on the Policy Anniversary nearest your 80th birthday adjusted by adding subsequent premiums paid and subtracting withdrawals made. The step-up benefit expires upon termination of this rider, which is the Policy Anniversary nearest your 85th birthday.

5% Roll-up Guaranteed Minimum Death Benefit

This rider provides an amount greater than the standard death benefit under certain conditions. This greater amount is referred to as the GMDB. Until the termination of this rider, the GMDB is the roll-up benefit, defined as the greater of (a) or (b), where:

(a)	is the current Policy Value, and
(b)	is the total of premiums paid less withdrawals (Net Premiums) accumulated at 5% simple interest, not to exceed 200% of Net Premiums.

EXAMPLE

Assume the following items (actual results will depend on Policy experience):

1.	Policy issued on January 1, 2012 with $100,000 single premium with no additional premiums or withdrawals;
2.	January 1, 2013 Accumulation Value increases to $104,000;
3.	January 1, 2014 Accumulation Value drops to $102,000;
4.	Owner dies on July 1, 2014 when Accumulation Value drops to $101,000.

The initial "Roll-up" value on January 1, 2012 is $100,000. The first anniversary "Roll-up" value is the initial value plus the 5% simple interest of $5,000 (5% of $100,000) or $105,000. The second anniversary "Roll-up" value increases by 5% simple interest to $110,000 ($105,000 plus 5% of $100,000). On July 1, 2014 the death benefit is the larger of the "Roll-up" value increased with 6 months of simple interest ($110,000 + $2,500 = $112,500) and the Accumulation Value ($101,000), so the death benefit would be $112,500.

The roll-up benefit is reduced by a proportional adjustment for partial withdrawals. This adjustment will never be less than zero. It equals the roll-up benefit minus the Policy Value, times the ratio of the partial withdrawal amount divided by the Policy Value. The roll up benefit and Policy Value used to compute this adjustment are prior to the partial withdrawal.

The accumulation of Net Premiums, as described in (b) above, stops on the anniversary nearest your 80th birthday. The roll-up benefit for your Attained Ages 80-84 is the roll-up benefit on the Policy Anniversary nearest your 80th birthday adjusted by subsequent premiums and withdrawals. The roll-up benefit expires upon termination of this rider, which is the Policy Anniversary nearest your 85th birthday.

"Greater of" Guaranteed Minimum Death Benefit

This rider provides an amount greater than the standard death benefit under certain conditions. This greater amount is referred to as the GMDB. Until the termination of this rider, the GMDB is the greater of the step-up benefit GMDB or the roll-up benefit GMDB.

Example: Assume the Owner was issue age 55. Assume that the Policy Value was $30,000 at time of the Owner's death, Attained Age 70. The most recent step-up date was the 15th anniversary at which time the Policy Value was $32,000. The "step-up" benefit immediately preceding the 15th anniversary was $29,000. Assuming no premiums were paid and no partial withdrawals were made since the 15th anniversary, the "step-up" benefit at the time of death would be $32,000. Assume the accumulation of Net Premiums at 5% simple interest is $26,000 at the time of death. The "roll-up" benefit would then be $30,000. The GMDB would be $32,000, since this is equal to the greater of $32,000 or $30,000.

Example: Assume the Owner was issue age 60 and that the Owner died at Attained Age 82. Assume that the Policy Value at the time of death was $52,000. The most recent "step-up" date was the 20th anniversary (age 80) at which time the Policy Value was $51,000. The "step-up" benefit immediately preceding the 20th anniversary was $49,000. Assume that $5,000 in premiums were paid and no partial withdrawals were made since Attained Age 80. The "step-up" benefit at the time of death would be $56,000. Assume the accumulation of Net Premiums at 5% simple interest was $45,000 at Attained Age 80, which is when the accumulation of Net Premiums ceases. The "roll-up" benefit would then be $51,000. The GMDB would be $56,000 since it is the greater of $56,000 or $51,000.

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403(b)Tax Sheltered Annuity Endorsement

We discontinued issuing new 403(b)(TSA) Policies on June 30, 2012.

When issued with this Endorsement, your Policy becomes a tax-sheltered annuity Policy (TSA) which meets the requirements of Internal Revenue Code ("the Code") Section 403(b), as amended. The Policy, together with this Endorsement, shall be administered such that it fully complies with all the requirements for the Policy to remain a qualified tax sheltered annuity under Code Section 403(b). Any further amendments to the Policy required to assure such compliance will be sent to you after we receive approval, as required, from State insurance regulators. This Endorsement is intended as our good faith compliance with the requirements of the federal Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") as it affects Section 403(b) policies, and is intended to be construed in accordance with EGTRRA and guidance issued thereunder.

For additional information regarding annuity policies issued as a 403(b) Tax Sheltered Annuity, see Appendix B.

TSA Minimum Premium Rider

Under this rider, the initial premium amount may be lowered to $0 if additional planned premiums are at least $600 annually and are part of a regularly billed (electronic funds transfer or payroll deduction) program.

An Annual Policy Fee will be deducted on each Policy Anniversary. This charge also will be applied in the event of a full withdrawal.

The monthly charge, a percentage of the Policy Value, will be deducted from the Policy Value on each Policy Month date, or if that date falls on a day other than a Business Day, the monthly charge will be deducted on the next Business Day.

The Annual Policy Fee will be waived for any Policy Year in which total Net Premium received, less any withdrawals, is at least $2,000 on the Policy Anniversary.

Both the Annual Policy Fee and the monthly charge for this option will be waived if the total Policy Value is $50,000. Once waived, the Annual Policy Fee and the monthly charge for this option are not reapplied if the total Policy Value falls below $50,000.

Example: The Policy is issued with the TSA Minimum Premium Rider. The initial premium is $0 and is set up on an annual premium of $600 paid by payroll deduction. As of the fourth Policy Anniversary, the total Net Premium received, less any withdrawals, is $2,400. The Annual Policy Fee is waived. Provided that the total Net Premium, less any withdrawals, is greater than $2,000 as of the Policy Anniversary, the Annual Fee will continue to be waived. When the total Policy Value is $50,000 or greater as of a Policy Anniversary, the Annual Policy Fee and the Monthly Charge for this option will be waived and not reapplied if the total Policy Value falls below $50,000.

TSA Hardship Waiver Rider

Available only for Policies issued pursuant to a 403(b) tax sheltered annuity plan and which can only be attached to the Policy at issue, waives Withdrawal Charges for withdrawals of Policy Value made while the Owner/Annuitant is suffering a hardship as defined under applicable law and with satisfactory Written Notice to us.

Before exercising this benefit, we must receive your signed statement attesting to your suffering from such a hardship. We also reserve the right to request a statement signed by your employer confirming such hardship. You may not make additional premium payments to your Policy after you have exercised the benefit of this Rider.

Example: A Policy with the TSA Hardship Waiver Rider waives Withdrawal Charges for withdrawals of Policy Value made while the Owner/Annuitant is suffering a hardship as defined under applicable law and with satisfactory Written Notice to us. Therefore, no withdrawal charges will be withdrawn at the time of any partial withdrawal or surrender while the Owner/Annuitant is suffering a hardship as defined under applicable law and with satisfactory Written Notice to us.

TSA No Withdrawal Charge Rider

Available only for Policies issued as 403(b) tax sheltered annuities and which can only be attached to the Policy at issue, allow the Policy to be issued without any withdrawal charges.

Example: A Policy with the TSA No Withdrawal Charge Rider does not have any withdrawal charges. Therefore, no withdrawal charges will be withdrawn at the time of any partial withdrawal or surrender.

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Value+ Option

The Value+ Option is not available for Policies issued on or after November 5, 2007.

If you elected the Value+ Option, we will credit a bonus (the "Credit") to your Policy Value. The Credit will be 4% on all premium payments you make during the first twelve months of the Policy. The Credit will be funded from our General Account and will be credited proportionately among the Investment Options you select for premiums. For premium payments received in Policy Years two through nine, we will credit lesser amounts equal to 4% times the decreasing ratios in the following schedule:

Year	Formula	Reduced Credit
2	4% x 8/9	3.56%
3	4% x 7/9	3.11%
4	4% x 6/9	2.67%
5	4% x 5/9	2.22%
6	4% x 4/9	1.78%
7	4% x 3/9	1.33%
8	4% x 2/9	0.89%
9	4% x 1/9	0.44%

Value+ Option Credits are treated as "earnings" for purposes of determining withdrawal charges and free withdrawal amounts on surrenders and partial withdrawals. Similarly, Credits are not treated as an "investment in the contract" for tax purposes. (See discussion of Withdrawals and Value+ Option Recapture, below.)

Value+ Option Charge

The annualized charge for the Value+ Option is currently 0.55% of the Policy Value, which will be deducted each monthly activity date for the first nine Policy Years. We expect to make a profit on this option. If you expect to surrender the Policy in the first nine Policy Years, you should not elect the Value+ Option because the benefit from the Credit would be less than the charges paid for it. An Owner who holds a Policy for at least nine years will benefit from electing the Value+ Option. After nine Policy Years, both the Policy Value and the Cash Surrender Value received upon full surrender of the Policy will be greater if the Value+ Option is elected, than if it had not been elected.

Withdrawals and Value+ Option Recapture

If the Value+ Option has been elected, all withdrawals and annuitizations during the first seven Policy Years will be subject to recapture of a portion of the Credit Value. The amount of the Credit Value assumed to be withdrawn is equal to the total withdrawal from the Policy Value times the ratio of the Credit Value to the Policy Value. In the first Policy Year, the Credit Value recaptured by Ameritas Life is one hundred percent (100%) of the Credit Value withdrawn. In Policy Years two through seven, we will reduce the recapture ratio one-ninth each year according to the following schedule:

Year	Percentage
2	89%
3	78%
4	67%
5	56%
6	44%
7	33%

EXAMPLE: If you paid $100 in premium in the first Policy Year, we credited $4 under this option. If at the end of five years this initial $4 credit has a value equal to $5 (Credit Value), we would recapture $2.80 (0.56 X $5), in the event you surrender your Policy.

No recapture will occur after the seventh Policy Year, and the Credit Value will be vested, subject to future increases or decreases for investment gains or losses. If you elected one of the optional free withdrawal charge riders, we will not recapture Credit Value on free withdrawal amounts. For purposes of calculating the withdrawal charge, withdrawals are considered to come from the oldest premium payment first, then the next oldest and so forth. Credit Value recaptured will be proportionate from your Investment Option allocations at the time of the withdrawal.

No recapture of the Credit Value will take place:

▪	if the Policy is annuitized and applied to a life contingent income option (assuming no premiums paid for two years prior to annuitization),
▪	if a death benefit becomes payable, or
▪	if distributions are required in order to meet minimum distributions requirements under the Internal Revenue Code.

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In no event will the total dollar amount of the withdrawal charge plus recapture of the Credit Value exceed that percentage of premium stated below during the first seven years after a premium payment:

Age (in years of Premium Payment)	Maximum Percentage of Premium
1	12.5%
2	11.1%
3	10.2%
4	10.0%
5	9.0%
6	8.0%
7	7.0%

Estate Protection Benefit Rider

For an additional charge you may purchase the Estate Protection Benefit ("EPB") Rider. The EPB must be elected and purchased at the time you apply for your Policy, and cannot be revoked once elected. We will credit this benefit to the Policy Value upon death of the Policy Owner, in addition to your standard death benefit and any optional Guaranteed Minimum Death Benefit Rider that you elected. For joint Policy Owners, we will credit this benefit to the Policy Value on the first death of a Policy Owner. On an annual basis, the charge for the EPB is determined by age of the Policy Owner at issue, as follows:

	Current Fee	Guaranteed Maximum Fee
Issue ages 0-70	0.30%	0.40%
Issue ages 71-80	0.70%	0.80%

This charge for the EPB is assessed monthly and applied to the Policy Value for the life of the Policy Owner. This benefit is available only at Policy issue and may not be revoked if elected.

Calculation of the Benefit:

The amount of the EPB will be equal to 40% of the difference between your Policy Value and the Net Premium payments used for determining the Benefit Base, provided the difference does not exceed 100% of the Net Premiums. The EPB is determined using the Policy Value before the payment of any other optional Guaranteed Minimum Death Benefit. The EPB is calculated as follows:

40% X Benefit Base; where:

Benefit Base = (PVD – NPBB) < Benefit Cap, such that:

PVD = the Policy Value on the date of the Policy Owner’s death prior to any death benefit calculations;

NPBB = Net Premiums used for the determination of the Benefit Base, which are premiums allocated to Policy Value less a proportionate share of any withdrawal based on the value of Net Premiums in relation to the Policy Value times the amount of the withdrawal at the time of withdrawal. On each Policy Anniversary, NPBB is reset to the lesser of Net Premiums (NP) or the Policy Value as of that anniversary, where:

NP = Net Premiums, which are premiums allocated to Policy Value less a proportionate share of any withdrawal based on the value of Net Premiums in relation to the Policy Value times the amount of the withdrawal at the time of withdrawal, and Benefit Cap = 100% of Net Premiums (NP) reduced by premiums received within a certain period of time prior to death. If death occurs in the first Policy Year, there is no reduction for premiums received prior to death. If death occurs in the second Policy Year, all premiums received in the second Policy Year reduce the Net Premium amount. If death occurs after the second Policy Year, only premiums received within the 12-month period prior to death reduce the Net Premium amount.

EXAMPLE

Assume the following items (actual results will depend on Policy experience):

(a)	Death occurs in Policy Year 5
(b)	PVD = $90,000
(c)	NP = $53,000
(d)	NPBB = $50,000
(e)	Premium received within 12 months prior to death = $14,000

From this information, the following is determined:

(a)	Benefit Cap = $53,000 - $14,000 = $39,000
(b)	Benefit Base = $90,000 - $50,000 = $40,000, which is greater than the Benefit Cap, so the Benefit Base = $39,000
(c)	EPB amount = 40% of $39,000 = $15,600

With the reset of NPBB, a benefit may be available if the Net Premiums exceed the Policy Value on the date of the Policy Owner’s death.

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Expanded Estate Protection Benefit

For an additional charge, you may purchase the Expanded Estate Protection Benefit ("EEPB") rider in lieu of the EPB rider if you intend to exchange your existing annuity for a Medley! Policy. The exchange must qualify for tax-free exchange treatment under the Internal Revenue Code. You should consider purchasing this benefit if you have significant amounts of taxable gain in your existing annuity contract and you intend to exchange such contract. The EEPB was available only at Policy issue and once elected it may not be revoked.

The EEPB may be purchased for an annual charge applied as a percentage of Policy Value based upon the age of the Policy Owner at time of issue, as follows:

	Current Fee	Guaranteed Maximum Fee
Issue ages 0-70	0.35%	0.45%
Issue ages 71-80	0.90%	1.00%

Calculation of the Benefit:

The amount of the EEPB will be equal to 40% of the sum of: (a) the difference between your Policy Value and the Net Premium payments used to determine the benefit base, and (b) a certain percentage of the premium exchanged into the Policy, provided the sum does not exceed 100% of the Net Premiums. The EEPB is determined using the Policy Value before the payment of any other optional Guaranteed Minimum Death Benefit. The EEPB is calculated as follows:

40% X Benefit Base; where:

Benefit Base = [(PVD – NPBB) + (z% x Transfer Premium)] < Benefit Cap, such that:

PVD, NPBB, NP, and Benefit Cap have the same meanings as stated above for the EPB;

Transfer Premiums = premiums received as a result of a tax-free exchange or transfer. This includes premiums that qualify for IRC Section 1035 exchange treatment, and premiums that are a result of transfer, rollover, conversion or recharacterization; and

z = a percentage that varies by the number of years since receipt of appropriate Transfer Premiums as follows:

Years Since Receipt	%
1	10
2	20
3	30
4	40
5+	50

EXAMPLE

Assume the following items (actual results will depend on Policy experience):

(a)	Death occurs in Policy Year 3;
(b)	PVD = $110,000;
(c)	NP = $73,000;
(d)	NPBB = $70,000;
(e)	Transfer Premiums = $10,000;
(f)	Premium received within 12 months prior to death = $31,000.

From this information, the following is determined:

(a)	Benefit Cap = $73,000 - $31,000 = $42,000;
(b)	Benefit Base =[($110,000 - $70,000) + (30% x $10,000)] = $43,000, which is greater than the Benefit Cap, so Benefit Base = $42,000; and
(c)	EEPB amount = 40% of $42,000 = $16,800

With the reset of NPBB, a benefit may be available if the Net Premiums exceed the Policy Value on the date of the Policy Owner’s death.

With respect to IRAs, if you are purchasing the EPB or EEPB for your IRA, our understanding of current law is that the tax status of optional death benefits such as EPB and EEPB is unclear. We believe that use of the EPB and EEPB endorsements and other optional death benefits should not result in adverse tax treatment. We may in our sole discretion and in compliance with our adopted procedures, accept or reject IRA contributions to purchase a contract with optional benefits. However, WE CAN GIVE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WILL APPROVE THE USE OF THE OPTIONAL DEATH BENEFITS IN IRAS. THEREFORE, THE POLICY OWNERS BEAR THE RISK OF ANY ADVERSE TAX TREATMENT.

Guaranteed Lifetime Withdrawal Benefit Rider

A Guaranteed Lifetime Withdrawal Benefit ("GLWB") rider is part of your Policy at the time of issue if the Policy Date is on or after November 5, 2007 and if the rider was approved in your state. The rider may have been issued in its Inactive Phase for any issue age 0 – 85. It may have been issued in an active status when the Policy Owner was age 49 years, six months and one day ("Attained Age 50") through age 85 years, 6 months ("Attained Age 85"). Active status riders are either in the Accumulation Phase or the Withdrawal Phase. You may activate the rider subject to the terms and conditions stated below.

The GLWB rider provides a withdrawal benefit that guarantees a series of annualized withdrawals from the Policy, regardless of the Policy Value, until the death of the last Covered Person. Guarantees, which are obligations of the General Account, are subject to the financial strength and claims paying ability of the Company and do not apply to the performance of the underlying Investment Options available with this product.

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GLWB Definitions

Benefit phases are defined as:

▪	Inactive Phase. The period of time when this rider is inactive. The Owner chooses when to end the Inactive Phase, but it cannot end before the Youngest Age 50.
▪	Accumulation Phase. The period of time between the Rider Activation Date and the first date of the Withdrawal Phase.
▪	Withdrawal Phase. The period of time beginning with the occurrence of the first withdrawal as outlined in the Withdrawal Phase section, below.
▪	Guaranteed Phase. The period of time during which Lifetime Withdrawal Benefit Amount payments continue to be made, although the Policy Value has been reduced to zero.

Benefit Base. The amount used in conjunction with a lifetime distribution factor to determine the Lifetime Withdrawal Benefit Amount.

Covered Person(s).

▪	The Owner(s) of the Policy or;
▪	The Annuitant(s) if the Owner of the Policy is a non-natural person, such as a trust or;
▪	The spouses at the time the joint spousal option is selected.
▪	Once the rider is activated, no changes to the Covered Persons will be permitted.

Excess Withdrawal. The portion of any withdrawal taken during the Withdrawal Phase that makes the total of all withdrawals in a Rider Year exceed the Lifetime Withdrawal Benefit Amount in that Rider Year.

Lifetime Withdrawal Benefit Amount ("LWBA"). The maximum amount that can be withdrawn under this rider during a Rider Year without reducing the Benefit Base.

Maximum Anniversary Policy Value. The highest Policy Value on any Policy Anniversary during the 10-year period after the later of the Rider Activation Date or the most recent reset date.

Monthly Anniversary. The same date in a succeeding month as the Policy Date.

Premium Accumulation Value. The sum of premiums paid, accumulated at an annual compound rate of interest for a 10-year period during the Accumulation Phase beginning with the later of the Rider Activation Date or the most recent reset date. The rate of interest is:

▪	5% for the Rider Year in which no withdrawal is taken
▪	0% for the Rider Year in which a withdrawal is taken

The initial Premium Accumulation Value is determined as follows:

▪	If the Rider Activation Date is the same as the Policy Date, it is equal to the initial premium.
▪	If the Rider Activation Date is after the Policy Date, it is equal to the Policy Value as of the Rider Activation Date.

Remaining Balance. The most recently determined Benefit Base minus the sum of all withdrawals made since the later of the beginning of the Withdrawal Phase or the most recent step-up of the Benefit Base. The Remaining Balance will never be less than zero.

Rider Activation Date. The end of the Inactive Phase and the beginning of the Accumulation Phase or the Withdrawal Phase. It must coincide with a Monthly Anniversary and cannot occur before the Youngest Age 50.

Rider Year. For the first Rider Year, the period of time from the Rider Activation Date to the next Policy Anniversary. Subsequent Rider Years will coincide with Policy Years.

RMD. The required minimum distribution amount as defined by Internal Revenue Code Section 401(a)(9) and related Code provisions. It is based on the previous year-end Policy Value of the Policy to which this rider is attached, including the present value of additional benefits provided under the Policy and any other riders attached to the Policy to the extent required to be taken into account under IRS guidance.

Youngest Age. The Attained Age of the youngest Covered Person.

Inactive Phase

The following apply during the Inactive Phase:

▪	No charges for the rider will be deducted from the Policy Value.
▪	No restrictions are imposed on withdrawals other than those provided by the base Policy.
▪	No restrictions are imposed on asset allocations other than those provided by the base Policy.
▪	No determinations are made of Premium Accumulation Value, Maximum Anniversary Policy Value, or Benefit Base as they apply to the benefits and provisions of the GLWB rider.

The end of the Inactive Phase coincides with the Rider Activation Date.

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Activation of Rider

Rider Activation Date

The rider will be activated on the Monthly Anniversary following our receipt of the properly completed service forms, but no earlier than the Youngest Age 50.

Once the rider is activated, no Policy loans may be taken.

Rider Charges

The Guaranteed Maximum Charge and the Current Charge for the rider are shown in the FEE TABLE section of this prospectus. Other information about the rider charges is discussed in the CHARGES section.

Asset Allocation

Beginning on the Rider Activation Date, the GLWB rider limits individual transfers and future premium allocations otherwise permitted by the Policy. By activating the rider, you agree that your Policy Value will be invested in one of certain allowable allocation models while the rider is active.

The Program GLWB Models currently available for use with the GLWB rider are: GLWB Balanced, GLWB Moderate, and GLWB Conservative. The conditions of the Asset Allocation Program will apply, and you agree to a rebalancing schedule for the Program GLWB Models. You are permitted to transfer your total Policy Value from one Program GLWB Model to another Program GLWB Model. However, changes to your allocations outside the allowable models will terminate the rider. Only you can select the allowable allocation model best for you.

Allowable allocation models include certain Non-Program GLWB Models. The Non-Program GLWB Models available for use with the GLWB rider are: VM Managed Risk Model, VM Growth Model, VM Moderate Growth Model, and VM Moderate Model. Each of the four Non-Program GLWB Models is comprised of a single Investment Option that is managed by the fund's investment adviser. Additional information on the Non-Program GLWB Models is available in APPENDIX A. Once you elect (or transfer to) a Non-Program GLWB Model, your allowable GLWB Models will be limited to Non-Program GLWB Models.

Premium payments made to the Policy Value during the Accumulation Phase and Withdrawal Phase will be credited proportionally to the Subaccount(s) in the allowable allocation model you have selected. All withdrawals will be deducted proportionally from the Subaccount(s) in the allowable allocation model.

We have the right to discontinue access to an allowable allocation model. If an allowable allocation model will be discontinued, we will notify you within 30 days prior to the change. If after 30 days you have not selected another allowable allocation model, we will transfer all funds from the discontinued allocation model to a default model as specified in the notice. You may later request to transfer your total Policy Value from the default model to any of the remaining allowable allocation models. If the default model specified is a Non-Program GLWB Model, your allowable allocation models will be limited to Non-Program GLWB Models.

We will notify you in the event any transaction you request will involuntarily cause your GLWB rider to terminate for failure to invest according to an allowable allocation model. We will require you to sign a form to terminate your GLWB rider and request the Investment Option change. Until the service form is received in good order in our office, we will not complete your requested change.

Single Life Option – Rider Election by Surviving Spouse

This section applies only to Policies issued as tax non-qualified, or to Policies issued as Traditional, SEP, SIMPLE, or Roth IRAs. The rider is not available to a surviving spouse when the single life option was selected and the Policy was issued under a qualified plan established by the applicable provisions of Internal Revenue Code Sections 401, 403(b) or 457.

If the Covered Person dies during the Accumulation Phase of the rider and if the surviving spouse of the deceased Covered Person elects to continue the Policy in accordance with its terms, the surviving spouse may elect to add the rider for his or her life.

a.	If the surviving spouse has not reached Attained Age 50, the rider will become inactive and will enter the Inactive Phase.
b.	If the surviving spouse has reached Attained Age 50, the rider may be activated into the Accumulation Phase and the Premium Accumulation Value and Maximum Anniversary Policy Value will be set equal to the Policy value. The charge for the rider will equal the charge in effect for new issues of the same rider and will not exceed the maximum charge as stated in the CHARGES section of this prospectus.

If the Covered Person dies during the Withdrawal Phase, and if the surviving spouse of the deceased Covered Person elects to continue the Policy in accordance with its terms, the surviving spouse may continue the Policy and the rider. The LWBA in effect on the date of the Covered Person’s death will be paid until such time that the Remaining Balance is reduced to zero. No step-up of the Benefit Base is available after the Covered Person’s death.

Joint Spousal Option – for Non-Qualified and IRA Plans

Effective May 1, 2010, the joint spousal option is available for Policies issued as Traditional, SEP, SIMPLE, or Roth IRAs (together referred to as "IRAs"). (Policies issued prior to that date were permitted to be issued under the joint spousal option only if they were tax non-qualified.) Additional conditions for IRAs with the joint spousal rider include that the spouse must be the primary Beneficiary of the Owner. You should consult a competent tax adviser to learn how tax laws may apply to your interests in the Policy.

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Accumulation Phase

Reset Feature

On each Policy Anniversary during the Accumulation Phase, the Premium Accumulation Value will be reset to the Policy value, if it is greater.

At the time of a reset:

1.	A new 10-year period begins for:
a.	Premium Accumulation Value; and,
b.	Comparison of anniversary Policy Values to determine the Maximum Anniversary Policy Value.
2.	The charge for the rider will equal the charge in effect for new issues of the same rider.
3.	If the charge increases, we will notify you within 30 days prior to the Policy Anniversary. The charge for the rider will be specified in the notice and will not exceed the maximum charge as stated in the FEE TABLE section of this prospectus.
4.	You can decline the charge increase by sending us Written Notice no later than 10 days prior to the Policy Anniversary. If you decline the charge increase, the reset feature will be suspended and the charge percentage will remain unchanged for the current Policy Year. On each subsequent Policy Anniversary during the Accumulation Phase you will have the option to accept any available reset.

On and after each reset, the provisions of the rider will apply in the same manner as they applied when the rider was originally activated. The deduction of charges, limitations on withdrawals, and any future reset options available on and after the most recent reset will again apply and will be measured from the most recent reset.

Withdrawals

You are permitted one withdrawal per Rider Year during the Accumulation Phase without initiating the Withdrawal Phase. (The withdrawal must be at least $250 and conform to other terms in the WITHDRAWALS section of this prospectus.) You must indicate your wish to exercise this provision at the time you request the withdrawal. The withdrawal can be no sooner than 30 days after the Policy Date. A second request for a withdrawal in a Rider Year will automatically transition the rider to the Withdrawal Phase as described in the Withdrawal Phase section below.

A withdrawal will reduce the Premium Accumulation Value and the Maximum Anniversary Policy Value in the same proportion that the withdrawal amount has to the Policy Value prior to the withdrawal. The Premium Accumulation Value and Maximum Anniversary Policy Value after the withdrawal, respectively, will be equal to (a), minus the result of multiplying (a) by the quotient of (b) divided by (c) as shown in the following formula:

a – (a * (b / c))

where:

a = Premium Accumulation Value or Maximum Anniversary Policy Value prior to the withdrawal;

b = withdrawal amount;

c = Policy Value prior to the withdrawal

Example:

Assume the following items (actual results will depend on Policy experience):

Premium Accumulation Value (a) = $100,000

Maximum Anniversary Policy Value (a) = $115,000

Withdrawal Amount (b) = $ 20,000

Policy Value before the withdrawal (c) = $120,000

Given the assumed values, the effect of the partial withdrawal on the Premium Accumulation Value would be:

a = $100,000

b = $ 20,000

c = $120,000

Premium Accumulation after the partial withdrawal

= $100,000 – ($100,000 * ($20,000/$120,000))

= $100,000 – ($100,000 * (0.16667))

= $100,000 – ($16,666)

= $83,333

The effect of the partial withdrawal on the Maximum Anniversary Policy Value assumed above would be $95,832.95, utilizing the same equation.

Taking a withdrawal under this provision will reduce the annual rate of interest for the Premium Accumulation Value to 0% for the Rider Year in which the withdrawal is taken.

Withdrawal Phase

You may choose to begin withdrawal payments no sooner than 30 days after the Policy Date and no later than 60 days after the date we receive the properly completed service form in our office.

Benefit Base

The Benefit Base is established at the beginning of the Withdrawal Phase. It is not used to determine other benefits or features of the Policy or the rider.

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The initial Benefit Base equals the greatest of the following, determined at the beginning of the Withdrawal Phase:

▪	Policy Value
▪	Premium Accumulation Value
▪	Maximum Anniversary Policy Value

The Benefit Base is adjusted downward due to an Excess Withdrawal and upward due to step-up or additional premium payments.

Lifetime Withdrawal Benefit Amount ("LWBA")

We guarantee, as an obligation of our General Account, that you can withdraw up to the LWBA during the Withdrawal Phase, regardless of Policy Value, until the death of the last Covered Person. Total withdrawals in a Rider Year that do not exceed the LWBA will not be subject to withdrawal charges as provided by the base Policy and any other rider issued with the base Policy.

The LWBA is determined by applying the lifetime distribution factor to the Benefit Base. The lifetime distribution factor corresponds to the Youngest Age at the beginning of the Withdrawal Phase. The lifetime distribution factor is established from the following schedule; it never changes once it is established:

▪	4.0% - ages 50 through 54
▪	4.5% - ages 55 through 59
▪	5.0% - ages 60 through 64
▪	5.5% - ages 65 through 69
▪	6.0% - ages 70 through 74
▪	6.5% - ages 75 through 79
▪	7.0% - age 80 and older

At any time that the Benefit Base is adjusted, the LWBA is re-determined by applying the lifetime distribution factor to the adjusted Benefit Base.

You have the choice of receiving withdrawals on an annual, semi-annual, quarterly, or monthly basis. If periodic withdrawals would be or become less than $100, we will change the frequency of withdrawals to an interval that will result in a payment of at least $100.

Impact of Withdrawals on Benefit Base

Withdrawals taken during the Withdrawal Phase may impact the Benefit Base. Total withdrawals in a Rider Year up to the LWBA will not reduce the Benefit Base and will not impact the LWBA. Also, if you are required to take RMD from the Policy and the RMD exceeds the LWBA, the portion of the RMD that is greater than the LWBA will not be treated as an Excess Withdrawal. However, any withdrawal amount that causes total withdrawals in a Rider Year to exceed the greater of the LWBA or the RMD will be treated as an Excess Withdrawal.

At the time a withdrawal is taken, if the total withdrawals in a Rider Year exceed the LWBA, the excess will be considered as an Excess Withdrawal. Excess Withdrawals will proportionally reduce the Benefit Base. The proportional reduction in the Benefit Base is equal to the quotient of (x) divided by the result of subtracting (z) minus (x) from (y):

_____x____

(y – (z – x))

where:

x = Excess Withdrawal amount with respect to LWBA;

y = Policy Value immediately prior to the withdrawal;

z = total amount of the current withdrawal.

Example:

Assume the following items (actual results will depend on Policy experience):

Benefit Base	=	$100,000
LWBA	=	$5,000
Partial Withdrawal Amount (z)	=	$7,000
Excess Partial Withdrawal Amount (x)	=	$2,000
Policy Value Prior to Withdrawal (y)	=	$90,000

The proportional reduction factor: x/(y – (z-x)) = 2,000 / (90,000 – (7,000-2,000)) = 0.02353

The effect on the Benefit Base is: $100,000 x 0.02353 = $2,353

Applying the reduction to the Benefit Base: $100,000 - $2,353 = $97,647

A reduction in the Benefit Base will reduce the LWBA.

No Excess Withdrawals will be allowed when the Policy Value is zero. If an Excess Withdrawal reduces the LWBA to an amount less than $100, we will pay the Remaining Balance in a lump sum. The rider and its benefits will be terminated.

Step-Up of Benefit Base

On each Policy Anniversary during the Withdrawal Phase, we will compare the Policy Value to the Benefit Base. If the Policy Value is greater than the Benefit Base on any anniversary, we will increase the Benefit Base to equal the Policy Value and recalculate the LWBA, which will increase the LWBA.

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Additional Premiums

Additional premium payments made during the Withdrawal Phase will:

1.	increase the Policy Value according to the provisions of the Policy; and,
2.	increase the Benefit Base; and,
3.	increase the LWBA.

Premium payments made during the Withdrawal Phase may not exceed $100,000 during a Policy Year without our prior approval. Premium payments will not be accepted if the Policy Value is zero.

Guaranteed Phase

If a withdrawal (including an RMD) reduces the Policy Value to zero and at least one Covered Person is still living, the following will apply:

a.	the monthly rider charge will no longer be deducted; and,
b.	the LWBA will be provided until the death of the last surviving Covered Person under a series of pre-authorized withdrawals according to a frequency selected by the Owner, but no less frequently than annually; and,
c.	no additional premiums will be accepted; and,
d.	no additional step-ups will occur; and,
e.	any Remaining Balance will not be available for payment in a lump sum and may not be applied to provide payments under an annuity option; and,
f.	the Policy and any other riders will cease to provide any death benefits.

Death Benefit

Upon the death of the last Covered Person, the Beneficiary will elect to receive either the Death Benefit as provided by the Policy and other riders, as applicable, or the distribution of the Remaining Balance accomplished through the payment of the LWBA subject to the IRS regulations as relating to RMD until such time that the Remaining Balance is zero.

If the last surviving Covered Person dies and the Policy Value is zero as of the date of death, any Remaining Balance of the Benefit Base will be distributed to the Beneficiary through the payment of the LWBA until such time that the Remaining Balance is zero.

Termination of Rider

Except as otherwise provided under the Single Life Option – Rider Election by Surviving Spouse section, the rider will terminate without value on the earliest occurrence of any of the following dates:

1.	the date of death of the last surviving Covered Person;
2.	the date there is a change of Owner;
3.	the date annuity payments commence under an annuity income option as described in the Policy;
4.	the date an Excess Withdrawal is taken such that the LWBA is less than $100;
5.	the date any asset allocation requirement is violated;
6.	the date a loan is taken from the Policy, as applicable, during the Accumulation Phase or the Withdrawal Phase;
7.	the date the Owner(s) provides us with Written Notice to terminate either the rider or the Policy.

If annuity payments are to commence under number 3 above at the maximum Annuity Date, the Owner may select one of the following options:

a.	apply the Policy Value under an annuity income option described in the Policy, or
b.	receive periodic annualized payments equal to the LWBA that would otherwise be determined at that time through a life contingent annuity.

PURCHASES AND POLICY VALUE

Policy Application and Issuance

The Policy is not available for new sales. You purchased your Policy by submitting an application and a minimum initial premium. A Policy usually will be issued only if you and the Annuitant are age 0 through 85, rounded to the nearest birthday. We reserve the right to reject any premium for regulatory reasons, or if the premium does not meet the requirements stated in the Policy, as disclosed in this prospectus.

Replacing an existing annuity policy is not always your best choice. Evaluate any replacement carefully.

If your application is in good order upon receipt, we will credit your initial Net Premium to the Policy Value in accordance with your allocation instructions within two Business Days after the later of the date we receive your application or the date we receive your premium. If the application is incomplete or otherwise not in good order, we will contact you within five Business Days to explain the delay; at that time we will refund your initial premium unless you consent to our retaining it to apply it to your Policy once all Policy issuance requirements are met.

The Policy Date is the date two Business Days after we receive your application and initial premium. It is the date used to determine Policy Anniversaries and Policy Years. No Policy will be dated on or after the 29th day of a month. (This does not affect how premium is credited; see the paragraph above.)

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You can purchase a tax-qualified Policy as part of Section 401(a) pension or profit-sharing plans, or IRA, Roth IRA, SIMPLE IRA, SEP, and Section 457 deferred compensation plans, subject to certain limitations. We will issue no 403(b) (TSA) policies for plans that currently do not use Medley! after April 30, 2012, and we will issue no new Policies to participants in 403(b) (TSA) plans that currently use the Medley! variable annuity after June 30, 2012. See this prospectus' TAXES section and Appendix B for details regarding all pension or deferred compensation plans. Call us to see if the Policy may be issued as part of other kinds of plans or arrangements.

Application in Good Order

All application questions must be answered, but particularly note these requirements:

▪	The Owner's and the Annuitant's full name, Social Security number, and date of birth must be included.
▪	Your premium allocations must be completed in whole percentages, and total 100%.
▪	Initial premium must meet minimum premium requirements.
▪	Your signature and your agent's signature must be on the application.
▪	Identify the type of plan, whether it is nonqualified or, if it is qualified, state the type of qualified plan.
▪	City, state and date application was signed must be completed.
▪	If you have one, please give us your email address to facilitate receiving updated Policy information by electronic delivery.
▪	There may be forms in addition to the application required by law or regulation, especially when a qualified plan or replacement is involved.
▪	Your agent must be both properly licensed and appointed with us.

Premium Requirements

Your premium checks should be made payable to "Ameritas Life Insurance Corp." We may postpone crediting of your initial premium payment made by personal check to your Policy until the check has been honored by your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. Under our electronic fund transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources. Total premiums for all annuities held with us for the same Annuitant or Owner may not exceed $1 million without our consent.

Initial Premium

▪	The only premium required. All others are optional.
▪	Must be at least $25,000. If you purchase the optional Minimum Initial Premium Rider, it must be at least $2,000 for all plans, except 403(b) tax-sheltered annuities. The initial premium for a 403(b) Policy may be as low as $0 so long as the annualized planned premium is at least $600 and the minimum modal premium is at least $50. We have the right to change these premium requirements.

Additional Premiums

▪	Must be at least $1,000; $50 if payments are established as part of a regularly billed program (electronic funds transfer, payroll deduction, etc.) or a tax-qualified plan. We have the right to change these premium requirements.
▪	Will not be accepted, without our approval, on or after the later of (i) the Policy Anniversary following your or the Annuitant's 85th birthday or (ii) the Annuity Date.

Allocating Your Premiums

You may allocate your premiums among the variable Investment Options and the Fixed Account option. Initial allocations in your Policy application will be used for additional premiums until you change your allocation.

▪	Allocations must be in whole percentages, and total 100%.
▪	You may change your allocation by sending us Written Notice or through an authorized telephone transaction. The change will apply to premiums received on or after the date we receive your Written Notice or authorized telephone transaction.
▪	All premiums will be allocated pursuant to your instructions on record with us.
▪	For Policies issued with the No Withdrawal Charge Rider, the allocation of any premium to the Fixed Account may not exceed 25% without our prior consent. If our prior consent is not received, we reserve the right to reallocate any excess Fixed Account allocation proportionately to the remaining Investment Options you selected in your latest allocation instructions.

Your Policy Value

On your Policy's date of issue, the Policy Value equals the initial premium less any charge for applicable premium taxes. On any Business Day thereafter, the Policy Value equals the sum of the values in the Separate Account variable Investment Options and the Fixed Account. The Policy Value is expected to change from day to day, reflecting the expenses and investment experience of the selected variable Investment Options (and interest earned in the Fixed Account option) as well as the deductions for charges under the Policy.

Separate Account Value

Premiums or transfers allocated to Subaccounts are accounted for in Accumulation Units. The Policy Value held in the Separate Account Subaccounts on any Business Day is determined by multiplying each Subaccount's Accumulation Unit value by the number of Accumulation Units held in the Subaccount allocated to the Policy. Each Subaccount's Accumulation Unit value is calculated at the end of each Business Day as follows:

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(a)	the per share net asset value of the Subaccount's underlying portfolio as of the end of the current Business Day plus any dividend or capital gain distribution declared and unpaid by the underlying portfolio during that Business Day, times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
(b)	the daily administrative expense fee; minus
(c)	the daily mortality and expense risk charge; and this result divided by
(d)	the total number of Accumulation Units held in the Subaccount on the Business Day before the purchase or redemption of any Accumulation Units on that day.

When transactions are made to or from a Subaccount, the actual dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is equal to the dollar amount of the transaction divided by the Accumulation Unit value on the Business Day the transaction is made. Telephone transactions, if received by the close of the NYSE (usually 3:00 p.m. Central Time), will be processed that Business Day. If received later, the transaction will be processed the next day the NYSE is open.

An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share.

Fixed Account Value

The Policy Value of the Fixed Account on any Business Day equals:

(a)	the Policy Value of the Fixed Account at the end of the preceding Policy Month; plus
(b)	any Net Premiums credited since the end of the previous Policy Month; plus
(c)	any transfers from the Subaccounts credited to the Fixed Account since the end of the previous Policy Month; minus
(d)	any transfer and transfer fee from the Fixed Account to the Subaccounts since the end of the previous Policy Month; minus
(e)	any partial withdrawal and withdrawal charge taken from the Fixed Account since the end of the previous Policy Month; minus
(f)	the Fixed Account's share of the annual Policy fee on the Policy Anniversary; minus
(g)	the Fixed Account’s share of charges for any riders; plus
(h)	interest credited on the Fixed Account balance.

Principal Underwriter

Ameritas Investment Company, LLC ("AIC"), 5900 O Street, Lincoln, Nebraska 68510, is the principal underwriter of the Policies. AIC is a direct wholly-owned subsidiary of Ameritas Life. AIC enters into contracts with its own representatives to sell Policies and with various unaffiliated broker-dealers ("Distributors") to also distribute Policies through their own representatives. All persons selling the Policy will be registered representatives and will also be licensed as insurance agents to sell variable insurance products. AIC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

SURRENDERS AND WITHDRAWALS

(❖ = Optional Rider)

There are several ways to take all or part of your investment out of your Policy, both before and after the Annuity Date. Tax penalties and withdrawal charges may apply to amounts taken out of your Policy before the Annuity Date.

Withdrawals

You may withdraw, by Written Notice, all or part of your Policy's Cash Surrender Value prior to the Annuity Date. Amounts withdrawn (except for optional "free" withdrawals you may have elected, described below) are subject to a withdrawal charge. Following a full surrender of the Policy, or at any time the Policy Value is zero, all your rights in the Policy end. Total surrender requires you to return your Policy to us.

For purposes of the withdrawal charge only, premiums are deemed to be withdrawn before any earnings; this means that there may be no withdrawal charge if the amount of the withdrawal is less than or equal to premiums received at least "x" years prior to the withdrawal and not considered having been previously withdrawn, where "x" is the number of years in the withdrawal charge period. Of premium considered withdrawn, the oldest premium is considered withdrawn first, the next oldest premium is considered withdrawn next, and so on (a "first-in, first-out" procedure). (This is different than taxation order, which generally considers the last premium withdrawn first – a "last-in, first-out" procedure.)

The amount of a partial withdrawal you request plus any withdrawal charge is deducted from the Policy Value on the date we receive your withdrawal request. Partial withdrawals (including any charge) are deducted from the Subaccounts and the Fixed Account on a Pro-Rata basis, unless you instruct us otherwise. Partial withdrawals may reduce the death benefit as provided by the Policy and other riders as applicable.

Withdrawal Rules

Withdrawals must be by Written Notice. A request for a systematic withdrawal plan must be on our form and must specify a date for the first payment, which must be the 1st through 28th day of the month.

▪	Minimum withdrawal is $250.
▪	We may treat any partial withdrawal that leaves a Cash Surrender Value of less than $1,000 as a complete surrender of the Policy.
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▪	Withdrawal results in cancellation of Accumulation Units from each applicable Subaccount and deduction of Policy Value from any Fixed Account option. If you do not specify which Investment Option(s) from which to take the withdrawal, it will be taken from each Investment Option in the proportion that the Policy Value in each Investment Option bears to the total Policy Value.
▪	The total amount paid to you upon total surrender of the Policy (taking any prior partial withdrawals into account) may be less than the total premiums made, because we will deduct any charges owed but not yet paid (including withdrawal charges), a premium tax charge may apply to withdrawals, and because you bear the investment risk for all amounts you allocate to the Separate Account.
▪	Unless you give us Written Notice not to withhold taxes from a withdrawal, we must withhold 10% of the taxable amount withdrawn to be paid as a federal tax, as well as any amounts required by state laws to be withheld for state income taxes.

We will allow email and fax request forms and signatures to be used for the purpose of a "Written Notice" authorizing withdrawals from your Policy. You may complete and execute a withdrawal form and send it to our Service Center email or fax number, 402-467-7335. We offer this method of withdrawal as a service to meet your needs when turnaround time is critical. However, by not requiring an original signature there is a greater possibility that unauthorized persons can manipulate your signature and make changes on your Policy (including withdrawals) without your knowledge.

Systematic Withdrawal Plan

The systematic withdrawal plan allows you to automatically withdraw payments of a pre-determined dollar amount or fixed percentage of Policy Value from a specified Investment Option monthly, quarterly, semi-annually or annually. We can support and encourage your use of electronic fund transfer of systematic withdrawal plan payments to an account of yours that you specify to us. The fixed dollar amount of systematic withdrawals may be calculated in support of Internal Revenue Service minimum distribution requirements over the lifetime of the Annuitant. No systematic withdrawal may be established after the 28th of each month. Although this plan mimics annuity payments, each distribution is a withdrawal that may be taxable and subject to the charges and expenses described above; you may wish to consult a tax adviser before requesting this plan.

❖ "Free" Withdrawal Riders

The following Policy riders allow access to certain Policy Value without being subject to withdrawal charges. There is a charge for these riders. For information about the charges for these riders, see this prospectus' FEE TABLE and CHARGES sections. For all Policies that are not issued pursuant to a 403(b) tax sheltered annuity plan, either the 10% "Free" Withdrawal Rider, the Expanded "Free" Withdrawal Rider (not available for Policies issued on or after January 1, 2010), or the No Withdrawal Charge Rider must be elected at issue of the Policy. For all Policies that are issued pursuant to a 403(b) tax sheltered annuity plan, either the 10% "Free" No Withdrawal Rider or one of the 403(b) TSA No Withdrawal Charge Riders must be elected at issue of the Policy.

❖ The 10% "Free" Withdrawal Rider allows you to withdraw, each Policy Year, up to 10% of your Policy Value without deduction of a withdrawal charge. Under this optional rider, Policy Value is considered withdrawn on the same basis as in the base Policy (first premiums on a first-in first-out basis, then earnings). The 10% amount is determined at the time the withdrawal is made and is reduced by all prior free withdrawals in that Policy Year. If you do not withdraw the 10% amount in a Policy Year, you may not carry forward the unused "free" withdrawal amount into the next Policy Year.

❖ The Expanded "Free" Withdrawal Rider, which is not available for Policies issued on or after January 1, 2010, allows you to withdraw, without a withdrawal charge, each Policy Year, up to the greater of a stated percentage of your Policy Value, minus prior "free" withdrawals taken since Policy issue, or any of your accumulated Policy earnings. (Accumulated Policy earnings are the excess of the Policy Value over the net of premiums paid, plus any Value+ Credit amount, less any previous withdrawals of premium. Note that Value+ is not available for Policies issued on and after November 5, 2007.) Under this optional rider, for purposes of the withdrawal charge only, earnings are considered withdrawn before premium, and premium is considered withdrawn on a first-in first-out basis. (This is different than taxation order, which generally considers the last premium withdrawn first – a "last-in, first-out" procedure.) The stated percentage of Policy Value available as a "free" withdrawal each Policy Year is 15% the first year, 30% the second year, and 45% the third and subsequent years. The percentage amount is determined at the time the withdrawal is made.

❖ The No Withdrawal Charge Rider, which can only be attached to the Policy at issue, allows the Policy to be issued without any withdrawal charges. Other features of a Policy issued with the rider include:

▪	allocations and transfers to the Fixed Account have the following restrictions:
-	allocation of premium to the Fixed Account is limited to 25% of premium without prior approval;
-	the amount transferred to the Fixed Account within any Policy Year (except made pursuant to a systematic transfer program) is limited to 10% of the value of all Subaccounts on the most recent Policy Anniversary; and
-	we may further restrict allocation of premiums and transfers to the Fixed Account upon providing you with 30 day notice;
▪	if death occurs after age 69, the death benefit is equal to your Policy Value on the later of the date we receive satisfactory proof of death or an annuity payout option is elected less any charge for applicable premium taxes (See BENEFITS AVAILABLE UNDER THE POLICY);
▪	the death benefit is proportionally adjusted for partial withdrawals.

In most jurisdictions, the "other features" of the No Withdrawal Charge Rider, as listed above, are included as part of the rider. However, in Massachusetts, Maryland, and Oregon, these features are incorporated into the base Policy

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that is issued with a No Withdrawal Charge Rider, rather than being made a part of the rider. For all Policies issued with a No Withdrawal Charge Rider, the rider may not be cancelled and will terminate only when the Policy terminates.

❖ The TSA Hardship Waiver Rider, available only for Policies issued pursuant to a 403(b) tax sheltered annuity plan and which can only be attached to the Policy at issue, waives Withdrawal Charges for withdrawals of Policy Value made while the Owner/Annuitant is suffering a hardship as defined under applicable law and with satisfactory Written Notice to us.

❖ The TSA No Withdrawal Charge Riders, available only for Policies issued as 403(b) tax sheltered annuities and which can only be attached to the Policy at issue, allow the Policy to be issued without any withdrawal charges.

Delay of Payments

We will usually pay any amounts requested as a full surrender or partial withdrawal from the Separate Account within 7 days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Separate Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

We may defer payments of a full surrender or partial withdrawals or a transfer from the Fixed Account for up to 6 months from the date we receive your Written Notice, after we request and receive approval from the department of insurance of the State where the Policy is delivered.

Cancellation Rights

If you are not satisfied with the Policy, you may void it by returning it to us or our agent from which it was purchased within 10 days of receipt, or longer where required by state law. You will then receive a full refund of your Policy Value; however, where required by certain states, or if your Policy was issued as an Individual Retirement Account ("IRA"), you will receive either the premium paid or your Policy Value, whichever amount is greater. This Policy is no longer available for sale.

LOANS

Loans (403(b) Plans Only)

Loans are only available if your Policy is a Tax Sheltered Annuity (sometimes called a "TSA" or "403(b) plan") under federal tax law and your Policy Value is at least $5,000. The Owners can take loans from the Policy Value beginning one year after the Policy is issued up to the Annuity Date, and cannot take out more than one loan each Policy Year. Loans are subject to the terms of the Policy, the plan, and federal tax law. We reserve the right to modify the terms of a loan to comply with changes in applicable law, or to reject any loan request if we believe it may violate the terms of the plan or applicable law. (We are not responsible for compliance of a loan request with plan requirements.) On Policies issued after January 1, 2002 with the 403(b) Tax Sheltered Annuity Endorsement, we may charge a fee (currently $25; guaranteed maximum is $40) for each loan as a loan origination fee; however, this fee will be waived if loan repayment is established on an automatic basis. (This charge does not apply to Policies issued prior to January 1, 2002 or to loans made in states where origination fees are not approved.)

Minimum and Maximum Loan Amounts

Minimum - $1,000. Each loan must individually satisfy this minimum amount.

Maximum - We will calculate the maximum nontaxable loan amount based upon information provided by the plan participant or the employer. Loans may be taxable if a participant has additional loans from other plans. The total of all your outstanding TSA loans must not exceed the lesser of (i) $50,000 reduced by the highest outstanding balance owed during the previous 12 months, or (ii) the greater of a) $10,000 or b) 50% of your Policy Value. The loan limit due to a federal disaster declaration is increased to $100,000 and delays the repayment for up to one year.

How Loans are Processed

All loans are made from our General Account. We transfer Policy Value to our General Account as security for the loan. The transfer is made in proportion to assets in and among the Subaccounts and in the Fixed Account, unless you give us different allocation instructions. No withdrawal charge is levied upon Policy Value transfers related to loan processing. We are usually able to process a loan request within seven Business Days.

Loan Interest

Interest rate charged on loan balance: guaranteed maximum rate is 8%; we may declare a lower current interest rate. Interest rate credited to Policy Value that is collateral for the loan: guaranteed minimum rate is 3%; we may declare a higher current interest rate. Amounts used as collateral for loans under your Policy do not participate in the performance of the Investment Options. Therefore, loans can affect your Policy Value and death benefit regardless of whether or not they are repaid. You may contact us at 800-745-1112 to obtain current loan and collateral rates.

Specific loan terms are disclosed at the time of loan application or issuance.

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Loan Repayment

Loans must be repaid within 5 years, or 20 years if the loan is used to purchase your principal residence. The loan repayment is delayed for up to one year if the loan was made due to a federal disaster. Loan repayments must be identified as such; if they are not, we will treat them as additional premium payments and they will not reduce the outstanding loan. Loan repayments must be substantially level and made at least quarterly. Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Repayments are allocated to the Subaccounts and Fixed Account pursuant to your then current Investment Option allocation instructions. Any repayment due under the loan that is unpaid for 90 days will cause the loan balance to become immediately due without notice. The loan will then be treated as a deemed Policy distribution and reported as income to be taxed to the Owner.

Any Policy loan balance must be repaid prior to the activation of the GLWB rider. Once the GLWB rider is activated, no Policy loans may be taken.

Policy Distributions, including Annuity Income Payments

While a loan is outstanding, any Policy distributions made, including annuity income payments, will be reduced by the amount of the outstanding loan plus accrued interest.

Transferring the Policy

We reserve the right to restrict any transfer of the Policy while a loan is outstanding.

TAXES

This discussion of how federal income tax laws may affect investment in your variable annuity is based on our understanding of current laws as interpreted by the Internal Revenue Service ("IRS"). It is not intended as tax advice. All information is subject to change without notice. Generally, amounts payable to a Beneficiary on the Policy Owner's death will be included in the estate of the Policy Owner for federal estate tax purposes, however we make no attempt to review any state or local laws, or to address estate or inheritance laws or other tax consequences of annuity ownership or receipt of distributions as applied to your particular situation. You should consult a competent tax adviser to learn how tax laws apply to your annuity interests.

Section 72 of the Internal Revenue Code of 1986, as amended, (the "Code") governs taxation of annuities in general and Code Section 817 provides rules regarding the tax treatment of variable annuities. Other Code sections may also impact taxation of your variable annuity investment and/or earnings.

Tax Deferrals During Accumulation Period

An important feature of variable annuities is tax-deferred treatment of earnings during the accumulation phase. An individual Owner is not taxed on increases in the value of a Policy until a withdrawal occurs, either in the form of a non-periodic payment or as annuity payments under the settlement option selected.

Taxation of Withdrawals

Withdrawals are included in gross income to the extent of any allocable income. Any amount in excess of the investment in the Policy is allocable to income. Accordingly, withdrawals are treated as coming first from the earnings, then, only after the income portion is exhausted, as coming from principal.

If you make a withdrawal, not only is the income portion of such a distribution subject to federal income taxation, but a 10% penalty may apply. However, the penalty does not apply to distributions:

▪	after the taxpayer reaches age 59 1/2;
▪	upon the death of the Owner;
▪	if the taxpayer is defined as totally disabled;
▪	as periodic withdrawals that are a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and the Beneficiary;
▪	under an immediate annuity; or
▪	under certain other limited circumstances.

Taxation of Annuity Payments

Earnings from a variable annuity are taxable only upon withdrawal and are treated as ordinary income. Generally, the Code provides for the return of your investment in an annuity policy in equal tax-free amounts over the annuity payout period. Fixed annuity payment amounts may be excluded from taxable income based on the ratio of the investment in the Policy to the total expected value of annuity payments. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Policy by the total number of expected payments. The balance of each payment is taxable income. After you recover your investment in the Policy, any payment you receive is fully taxable. (If a variable payment is less than the excludable amount you should contact your tax adviser to determine how to report any investment not recovered.) The taxable portion of any annuity payment is taxed at ordinary income tax rates.

Taxation of Death Proceeds

A death benefit paid under the Policy may be taxable income to the Beneficiary. The rules on taxation of an annuity apply. Estate taxes may also apply to your annuity, even if all or a portion of the benefit is subject to federal income taxes. To be treated as an annuity, a Policy must provide that: (1) if an Owner dies: (a) on or after the annuity starting date, and (b) before the entire interest in the Policy is distributed, the balance will be distributed at least as rapidly as under the method being used at the date of death, and (2) if the Owner dies before the annuity starting date, the entire

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interest must be distributed within five years of death. However, if an individual is designated as Beneficiary, they may take distribution over their life expectancy. If distributed in a lump sum, the death benefit amount is taxed in the same manner as a full withdrawal. If the Beneficiary is the surviving spouse of the Owner, it is possible to continue deferring taxes on the accrued and future income of the Policy until payments are made to the surviving spouse.

Tax Treatment of Assignments and Transfers

An assignment or pledge of an annuity Policy is treated as a withdrawal. Also, the Code (particularly for tax-qualified plans) and ERISA in some circumstances prohibit such transactions, subjecting them to income tax and additional excise tax. Therefore, you should consult a competent tax adviser if you wish to assign or pledge your Policy.

Tax Treatments by Type of Owner

A Policy held by an entity other than a natural person, such as a corporation, estate or trust, usually is not treated as an annuity for federal income tax purposes unless annuity payments start within a year. The income on such a Policy is taxable in the year received or accrued by the Owner. However, this rule does not apply if the Owner is acting as an agent for an individual or is an estate that acquired the Policy as a result of the death of the decedent. Nor does it apply if the Policy is held by certain qualified plans, is held pursuant to a qualified funding trust (structured settlement plan), or if an employer purchased the Policy under a terminated qualified plan. You should consult your tax adviser before purchasing a Policy to be owned by a non-natural person.

Annuity Used to Fund Qualified Plan

The Policy is designed for use with various qualified plans including:

▪	Tax Sheltered Annuities, Code Section 403(b);
▪	Individual Retirement Annuities (IRAs), Code Section 408(b);
▪	Simplified Employee Pension (SEP IRA), Code Section 408(k);
▪	Savings Incentive Match Plans for Employees (SIMPLE IRA), Code Section 408(p); and
▪	Roth IRAs, Code Section 408A.

The Policy will not provide additional tax deferral benefits if it is used to fund a qualified plan. However, Policy features and benefits other than tax deferral may make it an appropriate investment for a qualified plan. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity. Tax rules for qualified plans are very complex and vary according to the type and terms of the plan, as well as individual facts and circumstances. Each purchaser should obtain advice from a competent tax adviser prior to purchasing a Policy issued under a qualified plan.

The Company reserves the right to limit the availability of the Policy for use with any of the plans listed above or to modify the Policy to conform to tax requirements. Some retirement plans are subject to requirements that we have not incorporated into our administrative procedures. Unless we specifically consent, we are not bound by plan requirements to the extent that they conflict with the terms of the Policy.

On July 26, 2007, the Internal Revenue Service ("IRS") published new regulations for tax sheltered annuity contracts under Internal Revenue Code Section 403(b). While most of these provisions became effective January 1, 2009, the new regulations on tax-free exchanges of contracts became effective September 24, 2007. The new 403(b) regulations allow for the exchange of annuity contracts if the plan sponsor (employer) and the contract provider (insurance company) agree to share certain information. This contrasts with prior rules, when a contract Owner (employee) and the insurer(s) could complete an exchange without directly involving the plan sponsor. We discontinued issuing new 403(b) TSA Policies on June 30, 2012. We will continue to provide services for existing Policies.

We will follow the IRS Regulations to help assure that the steps we and your plan sponsors take will maintain the tax-deferred nature of your 403(b) contract. Our Service Center is available to assist you with any of your contract needs.

Tax Impact on Account Value

Certain Policy credits are treated as taxable "earnings" and not "investments" for tax purposes. Taxable earnings are considered paid out first, followed by the return of your premiums (investment amounts).

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Certain of the proceedings we are involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Separate Account, our ability to meet our obligations under the Policies, or AIC's ability to perform its obligations. Nonetheless, given the large or indeterminate amounts sought in certain of these matters, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could from time to time have a material adverse effect on any or all of the above.

FINANCIAL INFORMATION

FINANCIAL STATEMENTS

Financial statements of the Subaccounts of the Separate Account and our Company are included in the Statement of Additional Information. To learn how to obtain a copy, see the Table of Contents page or the last page of this prospectus.

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APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY

The following is a list of portfolio companies available under the Policy. More information about the portfolio companies is available in the prospectuses for the portfolio companies, which may be amended from time to time and can be found online at ameritas.com/investments/fund-prospectuses. You can also request this information at no cost by calling 800-745-1112 or by sending an email request to ALICTD@ameritas.com.

Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.

The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio's Company's past performance is not necessarily an indication of future performance.

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2023
			1 year	5 year	10 year
Current income and long-term capital appreciation.	Alger Balanced Portfolio, Class I-2, Fred Alger Management, LLC	[ ]%	[ ]%	[ ]%	[ ]%
Capital growth by investing in common stocks. Income is a secondary objective.	American Century VP Disciplined Core Value Fund, Class I, American Century Investment Management, Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund, Class I, American Century Investment Management, Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	American Funds IS Managed Risk Asset Allocation Fund, Class P2, Capital Research and Management Company (SM) / Milliman Financial Risk Management LLC	[ ]%*	[ ]%	[ ]%	[ ]%
Seeks to provide long-term capital appreciation.	American Funds IS New World Fund, Class 2, Capital Research and Management Company (SM)	[ ]%*	[ ]%	[ ]%	[ ]%
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400®Index (S&P 400 Index). [2]	BNY Mellon MidCap Stock Portfolio, Service Shares, BNY Mellon Investment Adviser, Inc. / Newton Investment Management North America, LLC	[ ]%*	[ ]%	[ ]%	[ ]%
Investing to correspond with the returns of the MSCI EAFE Index.	Calvert VP EAFE International Index Portfolio, Class I, Calvert Research and Management	[ ]%*	[ ]%	[ ]%	[ ]%
Investing to correspond with the returns of the Bloomberg Barclays U.S. Aggregate Bond Index.	Calvert VP Investment Grade Bond Index Portfolio, Class I, Calvert Research and Management / Ameritas Investment Partners, Inc. [3]	[ ]%*	[ ]%	[ ]%	[ ]%
Investing to correspond with the returns of the NASDAQ 100 Index.	Calvert VP Nasdaq 100 Index Portfolio, Class I, Calvert Research and Management / Ameritas Investment Partners, Inc. [3]	[ ]%*	[ ]%	[ ]%	[ ]%
Investing to correspond with the returns of the Russell 2000 Index.	Calvert VP Russell 2000 Small Cap Index Portfolio, Class I, Calvert Research and Management / Ameritas Investment Partners, Inc. [3]	[ ]%*	[ ]%	[ ]%	[ ]%
Investing to correspond with the returns of the S&P 500 Index. [2]	Calvert VP S&P 500 Index Portfolio, Calvert Research and Management / Ameritas Investment Partners, Inc. [3]	[ ]%*	[ ]%	[ ]%	[ ]%
Investing to correspond with the returns of the S&P MidCap 400 Index. [2]	Calvert VP S&P MidCap 400 Index Portfolio, Class I, Calvert Research and Management / Ameritas Investment Partners, Inc. [3]	[ ]%*	[ ]%	[ ]%	[ ]%
Total return.	Calvert VP SRI Balanced Portfolio, Class I, Calvert Research and Management	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital appreciation.	Calvert VP SRI Mid Cap Portfolio [1], Calvert Research and Management	[ ]%*	[ ]%	[ ]%	[ ]%
Growth and income.	Calvert VP Volatility Managed Growth Portfolio, Class F, Calvert Research and Management / Ameritas Investment Partners, Inc. [3] and Parametric Portfolio Associates LLC	[ ]%*	[ ]%	[ ]%
Income and growth.	Calvert VP Volatility Managed Moderate Growth Portfolio, Class F, Calvert Research and Management / Ameritas Investment Partners, Inc. [3] and Parametric Portfolio Associates LLC	[ ]%*	[ ]%	[ ]%
Current income.	Calvert VP Volatility Managed Moderate Portfolio, Class F, Calvert Research and Management / Ameritas Investment Partners, Inc. [3] and Parametric Portfolio Associates LLC	[ ]%*	[ ]%	[ ]%
Medley!	58

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2023
			1 year	5 year	10 year
To seek to provide total return through a combination of capital appreciation and current income.	Delaware Ivy VIP Balanced, Class II, Delaware Management Company / Macquarie Investment Management Global Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Europe Limited	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital growth.	DWS International Growth VIP, Class A, DWS Investment Management Americas, Inc.	[ ]%*	[ ]%	[ ]%	[ ]%
Long-term capital appreciation.	DWS Small Mid Cap Value VIP, Class A, DWS Investment Management Americas, Inc.	[ ]%*	[ ]%	[ ]%	[ ]%
Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Fidelity® VIP Asset Manager Portfolio, Service Class 2 [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	[ ]%	[ ]%	[ ]%	[ ]%
Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.	Fidelity® VIP Asset Manager: Growth Portfolio, Service Class 2 [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	[ ]%	[ ]%	[ ]%	[ ]%
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio, Service Class 2 [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	[ ]%	[ ]%	[ ]%	[ ]%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index. [2]	Fidelity® VIP Equity-Income PortfolioSM, Service Class 2 [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	[ ]%	[ ]%	[ ]%	[ ]%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio, Initial Class [4,5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	[ ]%	[ ]%	[ ]%	[ ]%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio, Service Class 2 [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	[ ]%	[ ]%	[ ]%	[ ]%
Seeks a high level of current income, while also considering growth of capital.	Fidelity® VIP High Income Portfolio, Service Class 2 [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	[ ]%	[ ]%	[ ]%	[ ]%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio, Service Class 2 [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	[ ]%	[ ]%	[ ]%	[ ]%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio, Service Class 2 [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	[ ]%	[ ]%	[ ]%	[ ]%
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio, Service Class 2 [5], Fidelity Management & Research Company LLC / Other investment advisers serve as sub-advisers for the fund.	[ ]%	[ ]%	[ ]%	[ ]%
Seeks to maximize income while maintaining prospects for capital appreciation.	FTVIPT Franklin Income VIP Fund, Class 2, Franklin Advisers, Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Seeks high current income, consistent with preservation of capital, with capital appreciation as secondary.	FTVIPT Templeton Global Bond VIP Fund, Class 2, Franklin Advisers, Inc.	[ ]%*	[ ]%	[ ]%	[ ]%
Seeks capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund, Series I, Invesco Advisers, Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Long-term growth of capital.	Invesco V.I. EQV International Equity Fund, Series I, Invesco Advisers, Inc.	[ ]%	[ ]%	[ ]%	[ ]%
Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.	Invesco V.I. Global Core Equity Fund, Series I, Invesco Advisers, Inc. / Invesco Canada Ltd.	[ ]%	[ ]%	[ ]%	[ ]%
Total return through growth of capital and current income.	Invesco V.I. Global Real Estate Fund, Series I, Invesco Advisers, Inc. / Invesco Asset Management Limited	[ ]%	[ ]%	[ ]%	[ ]%
Seeks total return.	MFS® Global Real Estate Portfolio, Initial Class, Massachusetts Financial Services Company	[ ]%*	[ ]%	[ ]%	[ ]%
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Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2023
			1 year	5 year	10 year
Seeks total return with an emphasis on high current income, but also considering capital appreciation.	MFS® Income Portfolio, Initial Class, Massachusetts Financial Services Company	[ ]%*	[ ]%	[ ]%	[ ]%
Seeks capital appreciation.	MFS® New Discovery Series, Initial Class, Massachusetts Financial Services Company	[ ]%*	[ ]%	[ ]%	[ ]%
Seeks capital appreciation.	MFS® Research International Portfolio, Initial Class, Massachusetts Financial Services Company	[ ]%*	[ ]%	[ ]%	[ ]%
Seeks total return.	MFS® Total Return Series, Initial Class, Massachusetts Financial Services Company	[ ]%*	[ ]%	[ ]%	[ ]%
Seeks total return.	MFS® Utilities Series, Initial Class, Massachusetts Financial Services Company	[ ]%*	[ ]%	[ ]%	[ ]%
Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.	Morgan Stanley VIF Core Plus Fixed Income Portfolio, Class II, Morgan Stanley Investment Management Inc.	[ ]%*	[ ]%	[ ]%	[ ]%
Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I, Morgan Stanley Investment Management Inc. / Morgan Stanley Investment Management Company	[ ]%*	[ ]%	[ ]%	[ ]%
Total return.	Morgan Stanley VIF Global Strategist Portfolio, Class I, Morgan Stanley Investment Management Inc. / Morgan Stanley Investment Management Limited	[ ]%*	[ ]%	[ ]%	[ ]%
Above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley VIF U.S. Real Estate Portfolio, Class I, Morgan Stanley Investment Management Inc.	[ ]%*	[ ]%	[ ]%	[ ]%
Capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio, Class II, ALPS Advisors, Inc. / Morningstar Investment Management LLC	[ ]%	[ ]%	[ ]%	[ ]%
Capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio, Class II, ALPS Advisors, Inc. / Morningstar Investment Management LLC	[ ]%	[ ]%	[ ]%	[ ]%
Current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio, Class II, ALPS Advisors, Inc. / Morningstar Investment Management LLC	[ ]%*	[ ]%	[ ]%	[ ]%
Seeks growth of capital.	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio, Class I, Neuberger Berman Investment Advisers LLC	[ ]%	[ ]%	[ ]%	[ ]%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio, Administrative Class, Pacific Investment Management Company LLC	[ ]%	[ ]%	[ ]%	[ ]%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO Real Return Portfolio, Advisor Class, Pacific Investment Management Company LLC	[ ]%	[ ]%	[ ]%	[ ]%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Total Return Portfolio, Administrative Class, Pacific Investment Management Company LLC	[ ]%	[ ]%	[ ]%	[ ]%
Seeks to provide long-term capital growth. Income is a secondary objective.	T. Rowe Price Blue Chip Growth Portfolio-II, T. Rowe Price Associates, Inc.	[ ]%*	[ ]%	[ ]%	[ ]%
Long-term capital appreciation.	Third Avenue Value Portfolio, Third Avenue Management LLC	[ ]%*	[ ]%	[ ]%	[ ]%

*	Current Expenses take into account expense reimbursement or fee waiver arrangements in place. Annual expenses for the fund for the year ended December 31, 2023, reflect temporary fee reductions under such an arrangement.
1	This portfolio is closed to new investments. Funds may remain invested in the Subaccount. Transfers or withdrawals from this portfolio cannot be reinvested in the portfolio.
2	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
3	Ameritas Investment Partners, Inc. is an affiliate of Ameritas Life.
4	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
5	FIDELITY, Contrafund and Equity-Income are registered service marks of FMR LLC. Used with permission.
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POSSIBLE ALLOCATIONS CHART

The following is a summary of the possible allocations of Policy Value an Owner may make:

If your Policy was issued WITHOUT a GLWB rider, or was issued WITH a GLWB rider that is currently INACTIVE, you may allocate your Policy Value to one of the following options:
You may allocate to any combination of available Subaccounts (variable Investment Options listed on Portfolio Companies Available Under the Policy chart above) and the Fixed Account.(1)	You may allocate to any one of the five available Asset Allocation Program models: (2) ▪ Aggressive ▪ Capital Growth ▪ Balanced ▪ Moderate ▪ Conservative

If your Policy was issued WITH a GLWB rider that is currently ACTIVE, you may allocate your Policy Value to one of the following options:
You may allocate to any one of the three allowable Program GLWB Models: (3,4) ▪ GLWB Balanced ▪ GLWB Moderate ▪ GLWB Conservative

You may elect one of the four allowable Non-Program GLWB Models: (5,6)

▪  VM Managed Risk

▪  VM Growth

▪  VM Moderate Growth

▪  VM Moderate

Once you elect to transfer to a Non-Program GLWB Model, your allowable GLWB Models will be limited to Non-Program GLWB Models.

You may NOT allocate any Policy Value to the Subaccounts, the Fixed Account, or the Asset Allocation Program models.

(1)	Combinations of available Subaccounts and the Fixed Account are subject to limitations. See Portfolio Companies Available Under The Policy chart above.
(2)	Requires that you meet conditions for participation in the Program. Asset Allocation Program models use fund-specific model recommendations originally developed by an unaffiliated third party investment adviser. The Program models are now static.
(3)	Requires that you meet conditions for participation in the Program. Program GLWB Models use fund-specific model recommendations originally developed by an unaffiliated third party investment adviser. Program GLWB Models are now static.
(4)	If you use a Program GLWB Model, you may elect to transfer to another Program GLWB Model or you may elect to transfer to a Non-Program GLWB Model. However, if you elect to transfer to a Non-Program GLWB Model, you will be considered as having withdrawn from the Program. You will not be allowed to return to Program GLWB Models. Thereafter, your allowable GLWB Models will be limited to Non-Program GLWB Models.
(5)	The Non-Program GLWB Models (also referred to as "VM Models") each consists of a single Investment Option. Three of the VM Models (VM Growth, VM Moderate Growth, and VM Moderate) receive investment sub-advisory services from Ameritas Investment Partners, Inc., an affiliate. See the Non-Program GLWB Models section.
(6)	If you elect to transfer to a Non-Program GLWB Model, you will be considered as having withdrawn from the Program. You will not be allowed to return to Program GLWB Models.

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APPENDIX B: Tax-Qualified Plan Disclosures

DISCLOSURE STATEMENT Ameritas Life Insurance Corp.	For annuity policies issued as a: ▪ Traditional IRA ▪ SEP IRA ▪ SIMPLE IRA ▪ Roth IRA

The Internal Revenue Service (IRS) requires us to provide you this disclosure statement. This Disclosure Statement explains the rules governing your Individual Retirement Account (IRA). The disclosure reflects our current understanding of the law, but for personal tax advice you should consult a lawyer or CPA to learn how the applicable tax laws apply to your situation. This Disclosure Statement is not intended as, nor does it constitute, legal or tax advice. For further information about IRAs, contact any district office of the IRS, or consult IRS Publications 590-A and 590-B Contributions and Distributions to Individual Retirement Arrangements, respectively.

If you have any questions about your Policy, please contact us at the address and telephone number shown below.

YOUR RIGHT TO CANCEL

You may cancel your IRA within seven days after the date you receive this Disclosure Statement. To revoke your plan and receive a refund for the amount paid for your IRA, you must send a signed and dated Written Notice to cancel your Policy no later than the seventh day after issuance to us at:

Ameritas Life Insurance Corp.

Service Center, Attn: Annuity Service Team

P.O. Box 81889

Lincoln, NE 68501

Telephone 800-745-1112

Your revocation will be effective on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid. After seven days following receipt of this Disclosure Statement, or longer, if required under state law, if you elect to cancel your Policy you may be subject to a withdrawal charge.

PROVISIONS OF IRA LAW

This disclosure is applicable when our variable annuity Policy is used for a Traditional IRA or a Roth IRA. Additionally, this disclosure provides basic information for when our variable annuity Policy is used for a Simplified Employee Pension (SEP IRA), or Savings Incentive Match Plan for Employees (SIMPLE IRA). A separate Policy must be purchased for each individual under each arrangement/plan. While Internal Revenue Code (Code) provisions for IRAs are similar for all such arrangements/plans, certain differences are set forth below.

Inherited IRA

If you inherited this IRA from anyone other than your deceased spouse, you may not make any contributions to this IRA, including Rollover contributions.

Traditional IRA

Eligibility

You are eligible to establish a Traditional IRA if at any time during the year you receive compensation or earned income that is includible in your gross income. Your spouse may also establish a "spousal IRA" that you may contribute to out of your compensation or earned income. To contribute to a spousal IRA, you and your spouse must file a joint tax return for the taxable year.

Annual Contribution Limits

You may make annual contributions to a Traditional IRA of up to the Annual Contribution Limit of $7,000 in 2024 or 100% of your earned income (compensation), whichever is less. If you are age 50 or older, the Annual Contribution Limit is increased by $1,000 (for a total 2024 contribution limit of $8,000 if you’re at least 50 years old), so long as your earned income or compensation is greater than the Annual Contribution Limit. The Annual Contribution Limit is required to be increased by the IRS to reflect increases in inflation. Beginning in 2024, the $1,000 increase amount for individuals aged 50 or older will also be adjusted for inflation.

If you and your spouse both work and have compensation that is includible in your gross income, each of you can annually contribute to a separate Traditional IRA up to the lesser of the Annual Contribution Limit or 100% of your compensation or earned income. However, if one spouse earns less than the Annual Contribution Limit, but both spouses together earn at least twice the Annual Contribution Limit, it may be advantageous to use the spousal IRA provision. The total contributions to both IRAs may not exceed the lesser of twice the Annual Contribution Limit or 100% of your and your spouse's combined compensation or earned income.

The combined limit on contributions to both Traditional and Roth IRAs for a single calendar year for you may not exceed the Annual Contribution Limit (or twice the Annual Contribution Limit for a couple filing jointly).

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Distributions from another IRA or certain other qualified plans may be "rolled over" into an IRA and such Rollover contributions are not limited by this annual contribution maximum. You may not roll over any amount required by Traditional IRA rules to be distributed to you.

Contributions must be made by the due date for filing your tax return. Except for a SEP IRA, an extension of the filing deadline for your tax return does not extend the time during which your Traditional IRA contribution may be made. A contribution made between January 1 and the filing due date for your tax return must be submitted with written direction that it is being made for the prior tax year or it will be treated as made for the current tax year.

The amount of permissible contributions may or may not be tax-deductible depending on whether you are an active participant in an employer sponsored retirement plan and whether your modified adjusted gross income ("MAGI") is above the phase-out level. When you file your tax return, you must designate any contributions as being either deductible or nondeductible. If you make a nondeductible contribution to your Traditional IRA, you must use IRS Form 8606 (Nondeductible IRA Contributions, IRA Basis and Nontaxable IRA Distributions). IRS Form 8606 is filed with your tax return. If you did not properly report a nondeductible contribution, tax consequences and penalties may apply. See the instructions for your federal income tax return or IRS Publication 590-A for more details regarding MAGI and reporting obligations with respect to IRA contributions.

Unless it is a Rollover contribution, your contribution must be paid in cash. You may make contributions consisting of regular contributions, catch-up (age 50 and over) contributions, additional authorized contributions, Rollovers, or transfers to your Traditional IRA.

From time to time, new legislation authorizes additional contributions to IRAs under prescribed circumstances by eligible individuals. For a full listing and explanation of the tax implications of all additional authorized contributions, including repayments of Qualified Reservist Distributions, Coronavirus-Related Distributions, or Qualified Disaster Distributions, and contributions of Qualified Settlement Income, Qualified Plan Loan Offsets or Difficulty of Care Payments, see the most recent IRS Publication 590-A.

Deductibility of Contributions

Contributions made for the tax year may be fully deductible if neither you nor your spouse (if you are married) is an active participant in an employer-sponsored retirement plan (including qualified pension, profit sharing, stock bonus, 401(k), or 403(b) plans, SEP IRA, SIMPLE IRA, SIMPLE 401(k), and certain governmental plans) for any part of such year.

If you are an active participant in an employer sponsored retirement plan you may make deductible contributions if your MAGI is below a threshold level of income. For single taxpayers and married taxpayers (who are filing jointly and are both active participants) the available deduction is reduced proportionately over a phase out range. If you are married and an active participant in an employer retirement plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of MAGI.

Active participants with income above the phase out range are not entitled to an IRA deduction. The phase out limits are as follows:

	Married Filing Jointly	Single/Head of Household
Year	MAGI	MAGI

2022	$109,000 - $129,000	$68,000 - $78,000
2023	$116,000 - $136,000	$73,000 - $83,000
2024	$123,000 - $143,000	$77,000 - $87,000

In 2024, if you are not an active participant in an employer sponsored plan, but your spouse is an active participant, you may take a full deduction for your IRA contribution (other than to a Roth IRA) if your MAGI is below $218,000 and the deductible contribution for you is phased out between $230,000 and $240,000 of MAGI. These phase-out ranges are required to be increased by the IRS to reflect increases in inflation. If you are married but file a separate tax return from your spouse and your spouse is an active participant, your deduction is phased out between $0 and $10,000 of MAGI.

Even if you will not be able to deduct the full amount of your Traditional IRA contribution, you can still contribute up to the Annual Contribution Limit with all or part of the contribution being non-deductible. The combined total must not exceed your Annual Contribution Limit. Any earnings on all your Traditional IRA contributions accumulate tax-deferred until you withdraw them.

Excess Contributions

If you contribute more than the maximum contribution limit allowed in any year, the excess contribution could be subject to a 6% excise tax. The excess is taxed in the year the excess contribution is made and each year that the excess remains in your Traditional IRA.

If you should contribute more than the maximum amount allowed, you can eliminate the excess contribution as follows:

You may withdraw the excess contribution and net earnings attributable to it before the due date for filing your federal income tax for the year for which the excess contribution was made. Earnings distributed will be taxable in the year for which the contribution was made.

If you elect not to withdraw an excess contribution, you may apply the excess against the contribution limits in a later year. This is allowed to the extent you under-contribute in the later year. The 6% excise tax will be imposed in the year you make the excess contribution and each subsequent year, until eliminated. To the extent an excess contribution is

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absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction).

Distributions From Your Traditional IRA During Your Life

You may take distributions from your Traditional IRA at any time. However, there is an additional 10% premature distribution tax on the amount includible in your gross income if distributed prior to you attaining age 59½, unless: (1) the distribution is made to a Beneficiary on or after the Owner's death; (2) the distribution is made because of your permanent disability; (3) the distribution is part of a series of substantially equal periodic payments (made at least annually) that do not exceed the life expectancy of you and your designated Beneficiary; (4) the distribution is made for medical expenses which exceed 7.5% of your adjusted gross income; (5) the distribution is made to purchase health insurance for the individual and/or his or her spouse and dependents if (a) he or she has received unemployment compensation for 12 consecutive weeks or more; (b) the distribution is made during the tax year that the unemployment compensation is paid or the following tax year; and (c) the individual has not been re-employed for 60 days or more; (6) the distribution is made to pay for certain qualified higher education expenses of the taxpayer, the taxpayer's spouse, or any child or grandchild of the taxpayer or the taxpayer's spouse; (7) the distribution is made for the qualified first-time home buyer expenses (up to a lifetime maximum of $10,000) incurred by you or your spouse or a child, grandchild, parent or grandparent of you or your spouse; (8) the distribution is made to satisfy a levy issued by the IRS; (9) the distribution is a qualified reservist distribution; (10) the distribution is made to pay for certain expenses related to birth or adoption; (11) the distribution constitutes an emergency personal expense distribution made after December 31, 2023; (12) the distribution is an eligible distribution to a domestic abuse victim made after December 31, 2023; (13) the distribution is made to a terminally ill individual; (14) the distribution is made in connection with certain federally declared disasters; or (15) the distribution is made in accordance with new legislation or IRS guidance authorizing distributions in special circumstances). Generally, the part of a distribution attributable to nondeductible contributions is not includible in income and is not subject to the 10% penalty. The above listed exceptions to the 10% premature tax are subject to certain limitations and restrictions. For details regarding exceptions to the 10% premature distribution tax on the amount includible in your gross income if distributed prior to you attaining age 59½ as well as any eligible repayment of these distributions, see the information in the most recent IRS Publication 590-A.

Some distributions exempt from the 10% premature distribution tax may be repaid subject to certain restrictions. For details regarding exceptions to the 10% premature distribution tax on the amount includible in your gross income if distributed prior to you attaining age 59½ as well as any eligible repayment of these distributions, see the information in the most recent IRS Publication 590-A.

Tax laws require you to take a Required Minimum Distribution (RMD) each year once you reach a certain required beginning age. For individuals who turn 72 on or before December 31, 2022, the required beginning age is 72. For individuals who turn 72 after December 31, 2022, the required beginning age is 73. The required beginning age will change to 75 for individuals who turn 74 after December 31, 2032. When you reach your required beginning age, you must elect to receive RMDs no later than April 1 of the following year(Required Beginning Date) whether or not you have retired. There is a minimum amount which you must withdraw by the Required Beginning Date and by each December 31 thereafter. At your request we will calculate the RMD for you. Prior to taxable years beginning in 2023, the penalty for failure to take the RMD could result in an additional tax of 50% of the amount not taken. For taxable years beginning in 2023, the penalty for failure to take the RMD is reduced to 25% of the amount not taken and this penalty can be reduced to 10% if correction is made within the appropriate “correction window.”

Distributions From Your Traditional IRA After Your Death

If you die before all the funds in your Traditional IRA have been distributed, the remaining funds will be distributed to your designated Beneficiary as required below and as selected by such Beneficiary. However, if you die after Required Minimum Distributions commence, distributions must generally be made under the payment option selected before death.

Your designated Beneficiary must withdraw the funds remaining no later than December 31 of the calendar year in which the tenth anniversary of your death occurs, or if your Beneficiary is an eligible designated Beneficiary, the funds may be withdrawn over the life or life expectancy of the eligible designated Beneficiary, beginning on or before December 31 of the calendar year following the year of your death. However, if the designated Beneficiary is your spouse, payments may be delayed until December 31 of the calendar year in which you would have reached age 72. If you did not designate a Beneficiary that is an individual, the funds remaining generally must be distributed within five years after your death.

Your surviving spouse, if the sole Beneficiary, may elect to treat your Traditional IRA as his or her own Traditional IRA. An eligible designated Beneficiary is a designated Beneficiary who is your surviving spouse, your minor child, disabled, a chronically ill individual or an individual who is not more than 10 years younger than you. Once your minor child reaches the age of majority, any remainder of the child's interest in the IRA must be distributed within 10 years after the date on which the age of majority is attained.

Tax Consequences

Amounts paid to you or your Beneficiary from your Traditional IRA are taxable as ordinary income, except recovery of your nondeductible Traditional IRA contributions is tax-free.

If a minimum distribution is not made from your IRA for a tax year in which it is required, the excess of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 25%. The penalty is reduced to 10% if the correction is made within two years after the end of the taxable year in which the distribution was missed.

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Tax-Free Rollovers

Under certain circumstances, you, your spouse, or your former spouse (pursuant to a qualified domestic relations order) may roll over all or a portion of your distribution from another Traditional IRA, a 401(a) qualified retirement plan, 401(k) plan, 403(b) plan, governmental 457 plan, or SIMPLE plan into a Traditional IRA. Such an event is called a Rollover and is a method for accomplishing continued tax deferral on otherwise taxable distributions from said plans. Rollover contributions are not subject to the contribution limits on Traditional IRA contributions, but also are not tax deductible.

There are two ways to make a Rollover to your IRA:

1.	Participant Rollovers are accomplished by contributing part or all of the eligible distribution (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. Under certain circumstances the IRS may waive the 60-day requirement, or you may qualify for an automatic waiver. For details, see information on Rollovers completed after the 60-day period in the most recent IRS Publication 590-A. Participant Rollover amounts may be subject to a mandatory 20% federal income tax withholding. Participant Rollovers from another Traditional IRA, as well as Direct Rollovers (see below), are not subject to mandatory withholding. Traditional IRA to Traditional IRA Rollovers are limited to one per 12-month period. However, you may transfer Traditional IRA assets to another Traditional IRA (where you do not directly receive a distribution) and such transfers are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over or transferred tax-free to an IRA (which is not a SIMPLE IRA) during the two-year period following the date you first participate in any SIMPLE IRA maintained by your employer.

2.	Direct Rollovers are made by instructing the plan trustee, custodian, or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

Certain distributions are not considered to be eligible for Rollover and include:

  distributions which are part of a series of substantially equal periodic payments (made at least annually) over your lifetime or life expectancy, the lifetimes or life expectancies of you and your Beneficiary, for 10 years or more;
  Required Minimum Distributions made during or after the year you reach your Required Beginning Date;
  any hardship distributions made under the terms of the plan; and
  amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed.

Under certain circumstances, you may roll over all or a portion of your distribution from your Traditional IRA to a 401(a) qualified retirement plan, 401(k) plan, 403(b) plan, SEP IRA, or SIMPLE IRA (if it has been at least two years since you first participated in the SIMPLE IRA), or governmental 457 plan. However, you may not roll over after-tax contributions from your Traditional IRA to a 401(a) plan, 401(k) plan, 403(b) plan, or governmental 457 plan. You may also be eligible to make a one-time qualified Health Savings Account (HSA) funding distribution from your Traditional IRA or Roth IRA to your HSA.

For rules applicable to Rollovers or transfers to Roth IRAs, see the paragraphs below on Roth IRA.

SEP IRA

A SEP IRA allows self-employed people and small business owners to establish Simplified Employee Pensions for the business owner and eligible employees, if any. SEP IRAs have specific eligibility and contribution limits (as described in IRS Form 5305-SEP); otherwise SEP IRAs generally follow the same rules as Traditional IRAs. See Publication 560 for more details.

SIMPLE IRA

SIMPLE IRAs operate in connection with a Savings Incentive Match Plan for Employees maintained by an eligible employer. Each participating employee has a SIMPLE IRA to receive contributions under the plan. SIMPLE IRAs have specific rules regarding eligibility, contribution, and tax-withdrawal penalties (as described in IRS Form 5304-SIMPLE); otherwise, SIMPLE IRAs generally follow the same rules as Traditional IRAs.

Roth IRA

Eligibility

You are eligible to make annual contributions to a Roth IRA if you receive compensation from employment, earnings from self-employment, and your (and your spouse's) MAGI is within the limits described below. Also, you may contribute to a different Roth IRA, established by your spouse (spousal Roth IRA), out of your compensation or earned income for any year.

Limit on Annual Contributions

You can make annual contributions to a Roth IRA of up to the Annual Contribution Limit or 100% of your compensation or earned income, whichever is less, subject to the limitations below. The Annual Contribution Limit is $7,000 for 2024. If you are age 50 or older, the Annual Contribution Limit is increased by $1,000, so long as your earned income or compensation is greater than the Annual Contribution Limit. The Annual Contribution Limit is required to be increased by the IRS to reflect increases in inflation. Beginning in 2024, the $1,000 increase amount for individuals aged 50 or older will also be adjusted for inflation.

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If each spouse earns at least the Annual Contribution Limit, each may make the maximum contribution to his or her Roth IRA, subject to the limitations discussed below. However, if one spouse earns less than the Annual Contribution Limit, but both spouses together earn at least twice the Annual Contribution Limit, it may be advantageous to use the spousal Roth IRA. To contribute to a spousal IRA, you and your spouse must file a joint tax return for the taxable year. The total contributions to both Roth IRAs may not exceed the lesser of twice the Annual Contribution Limit or 100% of you and your spouse's combined compensation or earned income.

The Annual Contribution Limit is the maximum that can be contributed to all IRAs (Roth and Traditional) by an individual in a year. The maximum amount that may be contributed to your Roth IRA is always reduced by any amount that you have contributed to your Traditional IRAs for the year.

The maximum amount you or your spouse may contribute to a Roth IRA is limited based on your tax filing status and your (and your spouse's) MAGI. In 2024, you may contribute the maximum contribution to your Roth IRA if you are single and your MAGI is less than $146,000. Your ability to contribute to your Roth IRA is phased out at $161,000. You may contribute the maximum contribution to your Roth IRA if you are married and filing jointly and your MAGI is less than $230,000. Your ability to contribute to your Roth IRA is phased out at $240,000. These phase-out ranges are required to be increased by the IRS to reflect increases in inflation. If you are married but file a separate tax return from your spouse and lived with your spouse at any time during the year, you cannot make a Roth IRA contribution if your MAGI is $10,000 or more.

Roth IRA contributions must be made by the due date, not including extensions, for filing your tax return. A contribution made between January 1 and the filing due date for your return must be submitted with written direction that it is being made for the prior tax year or it will be treated as made for the current tax year.

Deductibility of Contributions

Unlike a Traditional IRA, contributions to your Roth IRA are not deductible.

Excess Contributions

If you contribute more than the maximum contribution limit allowed in any year, the excess contribution could be subject to a 6% excise tax. The excess is taxed in the year the excess contribution is made and each year that the excess remains in your Roth IRA.

If you should contribute more than the maximum amount allowed, you can eliminate the excess contribution as follows:

▪	You may withdraw the excess contribution and net earnings attributable to it before the due date for filing your federal income tax for the year the excess contribution was made. Any earnings so distributed will be taxable in the year for which the contribution was made.
▪	If you elect not to withdraw an excess contribution, you may apply the excess against the contribution limits in a later year. This is allowed to the extent you under-contribute in the later year. The 6% excise tax will be imposed in the year you make the excess contribution and each subsequent year, until eliminated.

Tax on Withdrawals From Your Roth IRA

You can make withdrawals from your Roth IRA at any time and the principal amounts that you contributed are always available to be withdrawn by you tax-free. Withdrawal of amounts considered earnings or growth will also be tax-free if it is a qualified distribution meeting the following requirements: the withdrawal must satisfy the five-year holding period and be made either on or after you reach 59½, your death or disability, or for qualified first-time home buyer expenses.

If the requirements for a tax-free withdrawal are not met, a withdrawal consisting of your own prior contribution amounts for your Roth IRA will not be considered taxable in the year you receive it, nor will the 10% penalty apply. A non-qualified withdrawal that is considered earnings on your contributions is includible in your gross income and may be subject to the 10% withdrawal penalty. Also, the 10% premature distribution penalty tax may apply to conversion amounts distributed even though they are not includible in income, if the distribution is made within the five-taxable-year period beginning on the first day of the individual's taxable year in which the conversion contribution was made.

Required Payments From Your Roth IRA

Unlike a Traditional IRA, while you are living, there are no distribution requirements for your Roth IRA.

If you die before your entire interest in the Policy is distributed, your entire interest in your Roth IRA generally must be distributed to your designated Beneficiary no later than the end of the tenth calendar year after your death occurs or if your Beneficiary is an eligible designated Beneficiary, over the life or life expectancy of the eligible designated Beneficiary and must begin on or before December 31 of the calendar year following the year of your death.

However, if the designated Beneficiary is your surviving spouse, the spouse may elect to treat the Roth IRA as his or her own. If you do not designate a Beneficiary that is an individual, the entire benefit must be distributed within five years of your death.

An eligible designated Beneficiary is a designated Beneficiary who is your surviving spouse, your minor child, disabled, a chronically ill individual or an individual who is not more than 10 years younger than you.

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Rollovers and Conversions

You may roll over any amount from an existing Roth IRA to another Roth IRA. Under certain circumstances, you may also convert an existing Traditional IRA to a Roth IRA. You can roll over distributions from a Traditional IRA to a Roth IRA if you convert such amounts within 60 days after distribution. Note that Rollover contributions to a Roth IRA are included in taxable income and may result in additional tax. There may be additional income tax consequences upon a conversion. A conversion of a Traditional IRA to a Roth IRA cannot be recharacterized as having been made to a Traditional IRA. See IRS Publication 590-A and consult your financial adviser to determine other considerations when converting a Traditional IRA to a Roth IRA.

GENERAL INFORMATION AND RESTRICTIONS FOR ALL IRAS

Lump sum Distribution

If you decide to receive the entire value of your IRA in one lump sum, the full amount is taxable when received (except as to nondeductible contributions to a Traditional IRA or to a Roth IRA, or "qualified distributions" from a Roth IRA), and is not eligible for the special ten year averaging tax rules under IRC Section 402 on lump sum distributions which may be available for other types of qualified retirement plans. Distributions are also not eligible for capital gains treatment.

Nontransferability

You may not transfer, assign or sell your IRA to anyone (except in the case of transfer incident to divorce).

Nonforfeitability

The value of your IRA always belongs to you, without risk of forfeiture.

Loans and Prohibited Transactions

If you engage in a so-called prohibited transaction as defined by the Internal Revenue Code, your IRA will be disqualified and the entire taxable balance in your Traditional IRA account, and the amount of earnings or gains in your Roth IRA account, will be taxed as ordinary income in the year of the transaction. You may also have to pay the 10% penalty tax. For example, IRAs do not permit loans. You may not borrow from your IRA (including Roth IRAs) or pledge it as security for a loan. A loan would disqualify your entire IRA and be treated as a distribution. It would be includible in your taxable income in the year of violation and subject to the 10% penalty tax on premature distributions. A pledge of your IRA as security for a loan would cause a constructive distribution of the portion pledged and be subject to the 10% penalty tax.

Financial Disclosure

Contributions to your IRA will be invested in a variable annuity policy. The variable annuity policy, its operation, and all related fees and expenses are explained in detail in the prospectus to which this Disclosure Statement is attached.

Growth in the value of your variable annuity Policy IRA cannot be guaranteed or projected. The income and expenses of your variable annuity Policy will affect the value of your IRA. Dividends from net income earned are reduced by investment advisory fees and by certain other costs. For an explanation of these fees and other costs, please refer to your prospectus.

Estate Tax

Generally, amounts payable to a Beneficiary on the Policy Owner’s death will be included in the estate of the contract Owner for federal estate tax purposes. Further, transfers of IRA assets to a named Beneficiary made during your life may be subject to federal gift taxes under IRC Section 2501. However, we make no attempt to review any state or local laws or to address estate or inheritance laws or other tax consequences of annuity ownership or receipt of distributions as applied to your particular situation. You should consult a competent tax adviser to learn how tax laws apply to your annuity interests.

Charitable Distributions

If you are age 70½ or older, you may make tax-free distributions of up to $100,000 per year directly from your IRA to certain charitable organizations. Beginning in 2023, this amount is indexed for inflation and may increase for subsequent tax years. Also beginning in 2023, part of this charitable distribution may include a one-time distribution of up to $50,000 directly from your IRA to certain split-interest entities (such as charitable remainder trusts or charitable gift annuities). Many times, charitable distributions qualify as RMDs. Special tax rules may apply. For further detailed information, see the most recent IRS Publication 590-B. Many times, charitable distributions qualify as RMDs. Special tax rules may apply. For further detailed information, see the most recent IRS Publication 590-B.

IRS Filing

Generally, a Form 5329 (Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts) must be filed if an individual owes taxes on premature distributions from, or excess contributions to, his or her IRA. Therefore, you must file Form 5329 with the Internal Revenue Service for each taxable year during which excise taxes are due because of a premature distribution or failure to receive a mandatory excess distribution.

IRS Approval

Your IRA annuity has not been submitted to the Internal Revenue Service for approval as to the form of the contract.

STATUS OF OUR IRA

We may, but are not obligated to, seek IRS approval of your Traditional IRA or Roth IRA form. Approval by the IRS is optional to us as the issuer. Approval by the IRS is to form only and does not represent a determination of the merits of the Traditional IRA or Roth IRA.

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DISCLOSURE SUMMARY Ameritas Life Insurance Corp.	For annuity policies issued as a: TAX SHELTERED ANNUITY Under IRC Section 403(b)

The Policy may have been purchased by your employer as part of a retirement plan under Internal Revenue Code (IRC) Section 403(b). This section provides a summary of benefits afforded a tax-qualified retirement plan under IRC 403(b), and the prospectus' FEE TABLE and CHARGES sections describe applicable costs. You should refer to the Policy and Riders for a full description of the benefits and charges of purchasing the Policy for an IRC 403(b) plan.

Contributions

Contributions under the Policy must be remitted by the employer. You may, if permitted by the applicable 403(b) plan documents and with our agreement, (i) transfer to the Policy any amount held under a contract or account that meets the requirements of IRC Section 403(b) ("Transferred Funds"), or (ii) roll over contributions from an eligible retirement plan that meets the requirements of IRC Sections 403(b). If you make a transfer as described in (i) above, you must tell us the portion, if any, of the Transferred Funds which are (a) exempt from the payment restrictions described below and (b) eligible for delayed distribution under the Required Minimum Distribution provision below. If you do not tell us, then we will treat all such amounts as being subject to the applicable tax restrictions. Any Transferred Funds from a contract not issued by us will be reduced by the amount of any tax charge that applies, as we determine.

Contributions to the Policy are limited to your exclusion allowance for the year computed as required by IRC Sections 403(b), 415, and 402(g), which is $23,000 for 2024. Unless this Policy is purchased under an ERISA Plan and "employer contributions" may be made, all contributions are made by your employer under a salary reduction agreement you enter into with your employer. Your salary reduction contributions are "elective deferrals" and cannot exceed the elective deferral limitations under IRC Section 402(g) which apply to this Policy and all other 403(b), 401(k), or 457 plans, contracts or arrangements with your employer. If contributions to the Policy inadvertently cause the excess deferral limit to be violated, such deferrals must be distributed by April 15 of the following calendar year, subject to any Policy withdrawal charge that may be applicable.

In the case of an individual who is 50 or older, the annual cash contribution limit is increased by $,7,500. This amount may be increased for inflation in future years. Effective after December 31, 2024, age-based catch-up contribution limits for an individual aged 60-63 is increased to the greater of $10,000 or 50 percent more than the regular age 50 catch-up amount declared in 2024 (subject to IRS annual cost of living adjustment in $500 increments). After December 31, 2025 (pursuant to IRS Notice 2023-62), the catch-up contributions to 403(b) plans must be made on a Roth basis if the employee’s wages for the prior year are above $145,000.

Notwithstanding any provision of the Policy to the contrary, contributions will be permitted with respect to qualified military service in accordance with the requirements of IRC Section 414(u), if applicable, and limited to limits imposed by IRC Section 403(b).

We reserve the right to reject or refund any contributions when we believe doing so is necessary for the Policy to comply with IRC Section 403(b) or the Plan.

Loans

For 403(b) TSA Policies issued after January 1, 2002, we may charge a reasonable fee (currently $25; guaranteed maximum is $40) for each loan as loan origination expenses; however, this fee will be waived if loan repayment is established on an automatic basis.

Other loan provisions are described in this Prospectus' LOANS section.

Distributions

When Annuity Income Payments Begin

Your selection of an Annuity Date for annuity income payments to begin is subject to the maximum maturity age, if any, stated in the Policy Data pages. If you choose an Annuity Date later than your required beginning age described below, you must withdraw at least the required minimum distribution required by tax regulations that apply, unless you elect to satisfy these requirements through other 403(b) arrangements you may have.

For individuals who turn 72 on or before December 31, 2022, the required beginning age is 72. For individuals who turn 72 after December 31, 2022, the required beginning age is 73. The required beginning age will change to 75 for individuals who turn 74 after December 31, 2032.

Permitted Distributions

Distributions of Policy Value may be withdrawn from employee contributions, from qualified matching contributions, qualified nonelective contributions and earnings:

▪	upon the Owner's severance of employment;
▪	after the Owner reaches age 59½;
▪	upon the Owner's death;
▪	due to disability within the meaning of IRC Section 72(m)(7);
▪	in the case of elective deferrals, due to financial hardship;
▪	as a qualified reservist distribution;
▪	due to a qualified birth or adoption.
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▪	for qualified disaster recovery distributions;
▪	for eligible distributions to a domestic abuse victim (Effective date: Distributions made after December 31, 2023.);
▪	for emergency personal expense distributions, if offered by your plan (Effective date: Distributions made after December 31, 2023.); or
▪	for certain distributions, subject to limitations, each year for the payment of premiums for certified long-term care insurance (Effective date: Distributions made after December 29, 2025.).

Distributions may be further restricted if we are notified of more restrictive Plan limits. Withdrawal charges may apply to distributions.

Despite the distribution restrictions stated above, distributions of salary deferrals in excess of IRC limits contributed to the Policy are permitted, and any allocable gain or loss, including that for the "gap period" between the end of the taxable year and distribution date, provided you notify us in writing by March 1 of the year following the taxable year of the excess deferral and certify the amount of the excess deferral.

Distributions attributable to contributions transferred from a custodial account qualified under IRC Section 403(b)(7) or from an annuity under IRC Section 403(b)(1) shall be subject to the same or, where there has been more than one transfer, more stringent distribution requirements as they were subject to prior to the transfer, unless otherwise permitted by law or regulation.

Trustee-to-trustee transfers to another 403(b) qualified plan are not considered a distribution and are not restricted. However, the applicable plans document must both permit the transfer.

If the Owner's employer has established an ERISA plan under IRC Section 403(b), any distributions under this Policy will be restricted, as provided in IRC Sections 401(a)(11) and 417.

Direct Rollover Option

A distributee under the Policy, or the distributee's surviving spouse, or the spouse of the distributee's former spouse who is an alternate payee under a qualified domestic relations order (as defined in IRC Section 414(p)) (collectively, the "distributee" for purposes of this paragraph), may elect to have any portion of an eligible distribution paid directly to an eligible retirement plan specified by the distributee as a direct rollover. (For purposes of a direct rollover, an eligible retirement plan includes 403(b) annuity policies, qualified retirement plans under 401(a), 401(k) plans, IRAs and 457 governmental plans.) The direct rollover option is not available to the extent that a minimum distribution is required under IRC Section 401(a)(9). The direct rollover option also does not apply to Policy distributions permitted and made on account of a hardship. We reserve the right to determine the amount of the required minimum distribution.

If Policy annuity payments have already begun, a direct rollover option does not apply to those payments being paid: (a) in substantially equal periodic payments for a period of ten years or more; or (b) as part of a life annuity.

Required Minimum Distributions

Distributions under the Policy made on or after January 1, 2003 will be subject to Required Minimum Distribution requirements of IRC Section 401(a)(9) pursuant to final and temporary regulations issued by the IRS.

Tax laws require you to take a Required Minimum Distribution (RMD) each year once you reach a certain required beginning age. For individuals who turn 72 on or before December 31, 2022, the required beginning age is 72. For individuals who turn 72 after December 31, 2022, the required beginning age is 73. The required beginning age will change to 75 for individuals who turn 74 after December 31, 2032. When you reach your required beginning age, you must elect to receive RMDs no later than April 1 of the following year(Required Beginning Date) whether or not you have retired. There is a minimum amount which you must withdraw by the Required Beginning Date and by each December 31 thereafter. At your request we will calculate the RMD for you. Prior to taxable years beginning in 2023, the penalty for failure to take the RMD could result in an additional tax of 50% of the amount not taken. For taxable years beginning in 2023, the penalty for failure to take the RMD is reduced to 25% of the amount not taken and this penalty can be reduced to 10% if correction is made within the appropriate “correction window.”

Payments of your annual Required Minimum Distribution calculated for this Policy may be made from this Policy or from another 403(b) arrangement that you maintain, if permitted by Internal Revenue Service rules. These payments may be made under any method permitted for 403(b) Plans and acceptable to us; several of your Policy's annuity income options fulfill the IRC requirements.

Distributions From Your TSA After Your Death

If you die before all the funds in your TSA have been distributed, the remaining funds will be distributed to your designated Beneficiary as required below and as selected by such Beneficiary.

Your designated Beneficiary must withdraw the funds remaining no later than December 31 of the calendar year in which the tenth anniversary of your death occurs; or if your Beneficiary is an eligible designated Beneficiary, over the life or life expectancy of the eligible designated Beneficiary and must begin on or before December 31 of the calendar year following the year of your death. However, if the designated Beneficiary is your spouse, payments may be delayed until December 31 of the calendar year in which you would have reached age 72. If you did not designate a proper Beneficiary, the funds remaining generally must be distributed within five years after your death.

Conversion Of A 403(B) Policy To A Non-403(B) Qualified Policy

Upon no longer being covered under a 403(b) plan, you may "roll over" some or all of your 403(b) Policy assets into another tax-qualified annuity policy, including an Individual Retirement Annuity policy. Should you need to exercise such a rollover, you may elect to convert your existing 403(b) Policy with us into an IRA Policy. Because certain distributions

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are permitted under IRC Section 403(b) that are not permitted for IRAs, any conversion may result in a loss of certain benefits (such as 403(b) permitted hardship withdrawals). Upon such a conversion, your 403(b) Tax Sheltered Annuity Endorsement (and related charges) will be replaced with an Individual Retirement Annuity Endorsement (and any related charges) to assure continued compliance of your Policy with applicable tax law. You will receive full disclosure about the effect of any such conversion prior to making your election.

STATEMENT OF ADDITIONAL INFORMATION; REGISTRATION STATEMENT

A Statement of Additional Information ("SAI") with the same date as this prospectus contains other information about the Separate Account, us, and the Policy. You may obtain a copy without charge upon request, and make other inquiries about your Policy, by calling our toll-free telephone number 800-745-1112 or accessing the following website ameritas.com.

REPORTS TO YOU

We will send you a statement at least annually showing your Policy Value and any outstanding loan balance. As long as your Policy activity is limited to scheduled periodic premiums automatically deducted from your bank or investment account or other systematic transfer programs, you will also receive a quarterly report, which will be confirmation of premium payments and regular monthly deductions. We will confirm any other premium payments, Policy loans, Subaccount transfers, surrender, partial withdrawals, and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

Also, reports and other information about the Separate Account are available on the SEC's website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

FINRA PUBLIC DISCLOSURE PROGRAM

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program Services.

THANK YOU

for reviewing this prospectus. You should also review the fund prospectus for the portfolio underlying each Subaccount variable Investment Option you wish to select.

IF YOU HAVE QUESTIONS,

about the Policy described in this prospectus, or wish to request a Statement of Additional Information,

contact your sales representative, email,

write or telephone us at the following:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

or

5900 O Street

Lincoln, Nebraska 68510

Toll-Free Telephone: 800-745-1112

Fax: 402-467-7335

Interfund Transfer Request Fax: 402-467-7923

Website: ameritas.com

Email: clientservices@ameritas.com

REMEMBER, THE CORRECT FORM is important for us to process your Policy elections and changes accurately. Many service forms can be found when you access your account through our website. Or, call us at our toll-free number and we will send you the form you need.

© 2024 Ameritas Life Insurance Corp.	SEC Registration # 811-05192
Class/Contract # C000050462
File # 333-142483
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Statement of Additional Information: May 1, 2024
to accompany Policy Prospectuses listed below.

Variable Annuity Policies:
Overture Annuity	Overture Accent!
Overture Annuity II	Medley!
Overture Annuity III	Overture Medley ®
Overture Annuity III-Plus	Direction Variable Annuity
Overture Acclaim!
offered through
Ameritas Variable Separate Account VA-2

TABLE OF CONTENTS	PAGE

Contacting Us. To have questions answered or to send additional premium, contact your sales representative or write or call us at:

Ameritas Life Insurance Corp.

Service Center

P.O. Box 81889

Lincoln, Nebraska 68501

Or

5900 O Street

Lincoln, Nebraska 68510

Telephone: 800-745-1112

Fax: 402-467-7335

ameritas.com

Express mail packages should be sent to our street address, not our P.O. Box address.

GENERAL INFORMATION AND HISTORY	1

SERVICES	2
PURCHASE OF SECURITIES BEING OFFERED
UNDERWRITER
CALCULATION OF PERFORMANCE DATA

STANDARDIZED PERFORMANCE REPORTING	3
NON-STANDARDIZED PERFORMANCE REPORTING
YIELDS
SERVICE MARKS AND COPYRIGHTS
LICENSING AGREEMENT

FINANCIAL STATEMENTS	4

Ameritas® and the bison design are registered service marks of Ameritas Life Insurance Corp.

This Statement of Additional Information ("Statement") is not a prospectus. It contains information in addition to and more detailed than set forth in the Policy prospectus and should be read in conjunction with the prospectus. The Policy prospectus may be obtained from our Service Center by writing us at P.O. Box 81889, Lincoln, Nebraska 68501, by sending an email to us through our website at ameritas.com, or by calling us at 800-745-1112. Defined terms used in the current prospectus for the Policy and not otherwise defined herein are incorporated in this Statement of Additional Information.

GENERAL INFORMATION AND HISTORY

Ameritas Variable Separate Account VA-2 (referred to as the "Separate Account" or the "Registrant") is a separate investment account of Ameritas Life Insurance Corp. (“Company, we, us, our, Ameritas Life, Depositor"). We are engaged in the business of issuing life insurance; annuities; individual disability income insurance; group dental, vision and hearing care insurance; retirement plans and 401(k) plans throughout the United States (except in New York). We are a stock life insurance company organized under the insurance laws of the State of Nebraska since 1887. We are wholly owned by Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company. AHC is wholly owned by Ameritas Mutual Holding Company ("Ameritas"), a Nebraska mutual insurance holding company. Ameritas is a diversified family of financial services businesses. For a complete list of the Ameritas companies and their products and services, visit the Ameritas website at ameritas.com. Each Ameritas company is solely responsible for its own financial condition and contractual obligations.

The Registrant is a segregated asset account of Ameritas Life established to receive and invest your Premiums. The Separate Account was established on May 28, 1987, under the laws of the State of Nebraska, in accordance with resolutions set forth by the Ameritas Life Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Ameritas Life maintains and services the Policies described in this Statement of Additional Information and in the prospectus, in accordance with its terms.

Ameritas Variable Separate Account VA-2	SAI: 1	Statement of Additional Information

SERVICES

Affiliates of Ameritas Life may provide administrative services, including but not limited to third party administrative services, policy administration and other operation support services, claims administration, and development and maintenance of software, to Ameritas Life relating to policies offered by its separate accounts, including the Separate Account. On October 1, 2021, Ameritas Life entered into a Fourth Amended and Restated General Administrative Services Agreement (the "Agreement"), under which administrative services relating to policies offered by the Ameritas Life separate accounts may be provided by affiliates of Ameritas Life. The parties to the Agreement are Ameritas Life, AHC, Ameritas Investment Partners, Inc., Ameritas Investment Company, LLC (“AIC”), Variable Contract Agency, LLC, Ameritas Advisory Services, LLC, Select Benefits Group, LLC dba Dental Select, and Ameritas Bluestar Retirement Services, LLC. At the time of the Agreement, all parties to the Agreement were wholly owned subsidiaries of AHC or Ameritas Life. Ameritas Bluestar Retirement Services, LLC and Select Benefits Group, LLC dba Dental Select have since been dissolved. Ameritas Life made no payments for administrative services provided by affiliated companies in 2021, 2022, or [ ].

All matters of state and federal law pertaining to the Policy have been reviewed by the Ameritas Life internal legal staff.

PURCHASE OF SECURITIES BEING OFFERED

The Policies sold under the Separate Account are flexible premium deferred variable annuity policies. We pay commissions for the sale of the Policies. Our underwriter and affiliate, Ameritas Investment Company, LLC enters into contracts with its own representatives to sell Policies and with various unaffiliated broker-dealers ("Distributors") to also distribute Policies through their own representatives. The agents who sell and service the Policy are registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the Financial Industry Regulatory Authority.

UNDERWRITER

Direction Variable Annuity Policies are offered continuously and are distributed by AIC (the “Underwriter”), a wholly owned subsidiary of ours, 5900 O Street, Lincoln, Nebraska 68510 (formerly Ameritas Investment Corp. which served as underwriter until its conversion to a limited liability company in January, 2020). Other Policies listed above, and offered through the Separate Account, are no longer offered for new sales. AIC enters into contracts with various broker-dealers to distribute the Policy.

YEAR:	2021	2022	2023
Variable annuity commissions the Depositor paid to the Underwriter that were paid to other broker-dealers and representatives (not kept by the Underwriter.)	$4,250,619	$3,149,558	$[ ]
Variable annuity commissions earned and kept by the Underwriter.	$0	$0	$[ ]
Fees the Depositor paid to the Underwriter for variable annuity Principal Underwriter services.	$651,793	$997,400	$[ ]

CALCULATION OF PERFORMANCE DATA

When we advertise performance for a Subaccount (except any money market subaccount), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for a Subaccount will be shown for periods beginning on the date the Subaccount first invested in a corresponding series fund portfolio. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission ("SEC").

We report average annual total return information via Internet and periodic printed reports. Average annual total return quotations on our Internet website are current as of the previous Business Day. Printed average annual total return information may be current to the last Business Day of the previous calendar week, month, or quarter preceding the date on which a report is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will cover at least periods of one, five, and ten years, or a period covering the time the Subaccount has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding series fund portfolio has been in existence for longer than the Subaccount, the non-standardized total return quotations will show the investment performance the Subaccount would have achieved (reduced by the applicable charges) had it been invested in the series fund portfolio for the period quoted; this is referred to as "adjusted historical" performance reporting. Standardized average annual total return is not available for periods before the Subaccount was in existence.

Quotations of standardized average annual total return and non-standardized total return are based on historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of a Subaccount and its corresponding series fund portfolio include general market conditions, operating expenses and investment management. A Policy owner's withdrawal value upon surrender of a Policy may be more or less than the premium invested in the Policy.

Ameritas Variable Separate Account VA-2	SAI: 2	Statement of Additional Information

STANDARDIZED PERFORMANCE REPORTING

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in a Subaccount on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of all recurring fees that are charged to all Policy Owners. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states.

NON-STANDARDIZED PERFORMANCE REPORTING

We may also advertise non-standardized total return. Non-standardized total return may assume: (1) the Policy is not surrendered, so no withdrawal charges are levied; (2) the Subaccounts have existed for periods other than those required to be presented in Standardized Performance Reporting; (3) current charges are incurred if they are less than the Policy's guaranteed maximum charges; or (4) may differ from standardized average annual total return in other ways disclosed in the table description. Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical Policy. For these reasons, non-standardized total returns for a Subaccount are usually higher than standardized total returns for a Subaccount.

YIELDS

We may advertise the current annualized yield for a 30-day period for a Subaccount. The annualized yield of a Subaccount refers to the income generated by the Subaccount over a specified 30-day period. Because this yield is annualized, the yield generated by a Subaccount during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the price per unit on the last day of the period.

The yield reflects all recurring fees that are charged to all Policy owners. Net investment income will be determined according to rules established by the SEC. For any fees that may vary with the size of account, we assume an account size equal to the Subaccount's mean (or median) Account Value. As a result, the yield does not reflect the Policy fee. We also assume the Policy will continue (since the Policy is intended for long term investment) so does not reflect any withdrawal charge.

Because of the charges and deductions imposed by the Separate Account, the yield for a Subaccount will be lower than the yield for the corresponding series fund portfolio. The yield on amounts held in the Subaccount normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield will be affected by the types and quality of portfolio securities held by the series fund and the series fund's operating expenses.

Any current yield quotations of the money market subaccount, subject to Rule 482 of the Securities Act of 1933, will consist of a seven-calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Subaccount based on different time periods, but we will accompany it with a yield quotation based on a seven day calendar period. The money market subaccount's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing Policy having a balance of one Accumulation Unit at the beginning of the base period, subtracting a hypothetical charge reflecting those Policy deductions stated above, and dividing the net change in Policy Value by the value of the Policy at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The money market subaccount's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Subaccount.

The money market subaccount's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the series fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the series fund's expenses. Although we determine the Subaccount's yield on the basis of a seven calendar day period, we may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the series fund's prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Policy Owner's investment in the money market subaccount nor that Subaccount's investment in the money market series fund portfolio is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

SERVICE MARKS AND COPYRIGHTS

"Ameritas" and the bison design are registered service marks of Ameritas Life Insurance Corp. The Policy and Policy prospectus are copyrighted by Ameritas Life Insurance Corp.

LICENSING AGREEMENT

The Policy is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Ameritas Life Insurance Corp. (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the product. S&P has no obligation to take the needs

Ameritas Variable Separate Account VA-2	SAI: 3	Statement of Additional Information

of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN.

S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The balance sheets – statutory basis of Ameritas Life Insurance Corp., a wholly owned subsidiary of Ameritas Holding Company, which is a wholly owned subsidiary of Ameritas Mutual Holding Company, as of December 31, 2023 and 2022, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2023, have been audited by[ ], independent auditors, as stated in their report appearing herein and the statements of net assets of each of the Subaccounts of Ameritas Variable Separate Account VA-2 as of December 31, 2023, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two years then ended and the financial highlights for each of the periods in the five years then ended, have been audited by[ ], an independent registered public accounting firm, as stated in their report appearing herein.

Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of [ ] is [ ], [ ],[ ].

Our financial statements are part of this Statement. Our financial statements bear only on our ability to meet our obligations under the Policy, and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Ameritas Variable Separate Account VA-2	SAI: 4	Statement of Additional Information

PART C

OTHER INFORMATION

Item 27.	Exhibits

Exhibit Number		Description of Exhibit
(a)	(1)

Resolution of Board of Directors of Ameritas Variable Life Insurance Company establishing Ameritas Variable Life Insurance Company Separate Account VA-2. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 initial Registration Statement for File No. 333-36507, filed September 26, 1997, EX-99.B1.

https://www.sec.gov/Archives/edgar/data/814848/0000814848-97-000016.txt

(a)	(2)

Resolutions of Board of Directors of Ameritas Life Insurance Corp. authorizing the transfer of Ameritas Variable Life Insurance Company Separate Account VA-2 to Ameritas Life Insurance Corp. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 initial Registration Statement for File No. 333-142483, filed May 1, 2007, EX-99.A.

https://www.sec.gov/Archives/edgar/data/814848/000081484807000018/medley-exh1b.txt

(b)		Custodian Agreements. Not Applicable
(c)	(1)

Fifth Amended and Restated Principal Underwriting Agreement. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6 Post-Effective Amendment No. 1 to Registration No. 333-233977, filed February 26, 2020, EX.99.C1.

https://www.sec.gov/Archives/edgar/data/933094/000093309420000011/principalunderagreement.htm

(c)	(2)

Form of Selling Agreement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement 333-142494 filed on January 28, 2021, EX(c)(2).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitc2-286.htm

(c)	(3)

Networking Agreement. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 Post-Effective Amendment No. 3 to Registration Statement 333-142494 filed on January 28, 2021, EX(c)(3).

https://www.sec.gov/Archives/edgar/data/783402/000078340221000011/ovation_exhibitc3-286.htm

(d)	(1)

Form of Policy. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 initial Registration Statement No. 333-142483, filed on May 1, 2007, EX-99.D.

https://www.sec.gov/Archives/edgar/data/814848/000081484807000018/medley-exh4.txt

(d)	(2)	Form of Policy Riders and Endorsements.
(d)	(2)	(A)

Minimum Premium Rider. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(A).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2a-287.htm

(d)	(2)	(B)

7 Year Withdrawal Charge Rider. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(B).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2b-287.htm

(d)	(2)	(C)

5 Year Withdrawal Charge Rider. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(C).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2c-287.htm

(d)	(2)	(D)

No Withdrawal Charge Rider. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration Statement No. 333-142483, filed on July 23, 2008, EX-99.D.

https://www.sec.gov/Archives/edgar/data/814848/000081484808000034/medley-exh4.txt

Exhibit Number		Description of Exhibit
(d)	(2)	(E)

10% "Free" Withdrawal Rider. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(E).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2e-287.htm

(d)	(2)	(F)

Expanded "Free" Withdrawal Rider. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(F).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2f-287.htm

(d)	(2)	(G)

1-Year "Periodic Step-Up" Guaranteed Minimum Death Benefit. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(G).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2g-287.htm

(d)	(2)	(H)

5% "Roll-Up" Guaranteed Minimum Death Benefit. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(H).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2h-287.htm

(d)	(2)	(I)

"Greater Of" Guaranteed Minimum Death Benefit. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(I).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2i-287.htm

(d)	(2)	(J)

403(b) Tax Sheltered Annuity Endorsement. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(J).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2j-287.htm

(d)	(2)	(K)

TSA Minimum Premium Rider. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(K).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2k-287.htm

(d)	(2)	(L)

TSA Hardship Waiver Rider. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(L).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2l-287.htm

(d)	(2)	(M)

TSA No Withdrawal Charge Riders. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(M).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2m-287.htm

(d)	(2)	(N)

Value+ Option Rider. Incorporated by reference to Ameritas Variable Life Insurance Company Separate Account VA-2 Form N-4 Post-Effective Amendment No. 3 to Registration No. 333-47162, filed on March 1, 2002, EX-99.2J

https://www.sec.gov/Archives/edgar/data/814848/000081484802000008/avlic-medleyexh4.txt

(d)	(2)	(O)

Estate Protection Benefit ("EPB") Rider. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(O).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2o-287.htm

Exhibit Number		Description of Exhibit
(d)	(2)	(P)

Expanded Estate Protection Benefit ("EEPB") Rider. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(P).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2p-287.htm

(d)	(2)	(Q)

Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 1 for Registration No. 333-142483, filed on August 17, 2007, EX-10.

https://www.sec.gov/Archives/edgar/data/814848/000081484807000034/alic-medleyexh4.txt

(d)	(2)	(R)

IRC Section 457 Endorsement for Government Plans. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(R).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2r-287.htm

(d)	(2)	(S)

Unisex Endorsement. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(S).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2s-287.htm

(d)	(2)	(T)

IRA Endorsement. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(T).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2t-287.htm

(d)	(2)	(U)

Simple IRA Endorsement. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(U).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2u-287.htm

(d)	(2)	(V)

Roth IRA Endorsement. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(V).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2v-287.htm

(d)	(2)	(W)

Qualified Retirement Plan Endorsement. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 20 to Registration Statement 333-142483 filed on February 8, 2021, EX(d)(2)(W).

https://www.sec.gov/Archives/edgar/data/814848/000081484821000011/medley_exhibitd2w-287.htm

(e)	(1)

Form of Application. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 1 to Registration No. 333-142483, filed on August 17, 2007, EX-99.E.

https://www.sec.gov/Archives/edgar/data/814848/000081484807000034/alic-medleyexh5.txt

(e)	(2)

Form of Rider Application for Medley No Withdrawal Charge Rider. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration No, 333-142483, filed July 23, 2008, EX-99.E.

https://www.sec.gov/Archives/edgar/data/814848/000081484808000034/medley-exh5.txt

(f)	(1)

Amended and Restated Articles of Incorporation of Ameritas Life Insurance Corp. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 5 to Registration No. 333-182090, filed April 22, 2014, EX-99.A.

https://www.sec.gov/Archives/edgar/data/814848/000081484814000012/ovmedley485b-50_ex6a.htm

(f)	(2)

Amended and Restated By-Laws of Ameritas Life Insurance Corp. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 23 to Registration No. 333-142483, filed April 26, 2022, EX-99.4.F.

https://www.sec.gov/Archives/edgar/data/814848/000081484822000024/medley_exf2-77.htm

Exhibit Number		Description of Exhibit
(g)		Reinsurance Agreements.
(g)	(1)

ACE Tempest Life Reinsurance LTD, May 1, 2002. Portions of the exhibit have been omitted. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 23 to Registration No. 333-142483, filed April 26, 2022, EX-99.4.G1.

https://www.sec.gov/Archives/edgar/data/814848/000081484822000024/medley_exg1-77.htm

(g)	(2)

ACE Tempest Life Reinsurance LTD, January 1, 2003. Portions of the exhibit have been omitted. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 23 to Registration No. 333-142483, filed April 26, 2022, EX-99.4.G2.

https://www.sec.gov/Archives/edgar/data/814848/000081484822000024/medley_exg2-77.htm

(h)		Participation Agreements.
(h)	(1)

AIM/Invesco. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX-99.H1.

https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-1.txt

(h)	(2)

Alger. Incorporated by reference to Ameritas Variable Separate Account V Form S-6/A Pre-Effective Amendment No. 1 to Registration No. 333-15585, filed January 17, 1997, EX-99.A8B.

https://www.sec.gov/Archives/edgar/data/783402/0000783402-97-000001.txt

(h)	(3)

Alps. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 13 to Registration No. 333-142483, filed April 18, 2011, EX-99.H(2).

https://www.sec.gov/Archives/edgar/data/814848/000081484811000006/alicmedley485b-32_ex8b.txt

(h)	(4)

American Century. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX.99.H.2.

https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-2.txt

(h)	(5)

American Funds Insurance Series. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4/A Pre-Effective Amendment No. 2 to Registration No. 333-206889, filed November 25, 2015, EX-8.A.4.

https://www.sec.gov/Archives/edgar/data/814848/000081484815000040/ex8a4.htm

(h)	(6)

BNY Mellon. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 4 to Registration No. 333-142483, filed July 23, 2008, EX-99.H(1).

https://www.sec.gov/Archives/edgar/data/814848/000081484808000034/medley-exh8a.txt

(h)	(7)

Calvert Variable Series and Calvert Variable Products. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 13 to Registration No. 333-142483, filed April 18, 2011, EX.99.H(1).

https://www.sec.gov/Archives/edgar/data/814848/000081484811000006/alicmedley485b-32_ex8a.txt

Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVA Form N-4 Post-Effective Amendment No. 3 to Registration No. 333-205138, filed February 24, 2017, EX 8(a)(3).

https://www.sec.gov/Archives/edgar/data/1016274/000117516417000055/advisornoloadva485a_ex8-65.htm

(h)	(8)

DWS Variable Series II. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.1.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/ameradv-exhh1.txt

(h)	(9)

Fidelity Variable Insurance Products Funds. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.2.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/advvul-exhh2.txt

(h)	(10)

Franklin Templeton. Incorporated by reference to Ameritas Variable Separate Account V Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151913, filed November 12, 2008 EX.99.H.3.

https://www.sec.gov/Archives/edgar/data/783402/000078340208000065/excelperf-exhh3.txt

(h)	(11)

Ivy Funds. Incorporated by reference to Carillon Life Account Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151914, filed November 12, 2008, EX.99.H.4.

https://www.sec.gov/Archives/edgar/data/948443/000094844308000023/ucexcelperf-h4.txt

(h)	(12)

MFS Variable Insurance Trust. Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A8C.

https://www.sec.gov/Archives/edgar/data/783402/0000783402-96-000040.txt

Exhibit Number		Description of Exhibit
(h)	(13)

MFS Variable Insurance Trust II. Incorporated by reference to Carillon Account Form N-4 initial Registration Statement for No. 333-197146, filed July 1, 2014, EX-99.8(k).

https://www.sec.gov/Archives/edgar/data/749330/000074933014000017/ex8k.htm

(h)	(14)

MFS Variable Insurance Trust III. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4/A Pre-Effective Amendment No. 2 to Registration No. 333-206889, filed November 25, 2015, EX-8.A.15.

https://www.sec.gov/Archives/edgar/data/814848/000081484815000040/ex8a15.htm

(h)	(15)

Morgan Stanley. Incorporated by reference to Ameritas Variable Separate Account V Form S-6 initial Registration Statement for File No. 333-15585, filed November 6, 1996, EX-99.A8D.

https://www.sec.gov/Archives/edgar/data/783402/0000783402-96-000040.txt

(h)	(16)

Neuberger Berman. Incorporated by reference to the Form N-4 initial Registration Statement for Ameritas Variable Separate Account VA, File No. 333-91670, filed July 1, 2002, EX-99.8d.

https://www.sec.gov/Archives/edgar/data/1175163/000117516302000002/alloc2000aexh8.txt

(h)	(17)

PIMCO. Incorporated by reference to Ameritas Life Insurance Corp. Separate Account LLVL Form N-6/A Pre-Effective Amendment No. 1 to Registration No. 333-151912, filed November 12, 2008, EX.99.H.3.

https://www.sec.gov/Archives/edgar/data/933094/000093309408000032/advvul-exhh3.txt

(h)	(18)

T. Rowe Price. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX. 99.H.5.

https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-5.txt

(h)	(19)

Third Avenue. Incorporated by reference to Ameritas Variable Separate Account V Form N-6 initial Registration Statement for File No. 333-151913, filed June 25, 2008, EX. 99.H.6.

https://www.sec.gov/Archives/edgar/data/783402/000078340208000041/h-6.txt

(i)		Administrative Contracts.
(i)	(1)

Fourth Amended and Restated General Administrative Services Agreement. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 23 to Registration No. 333-142483, filed April 26, 2022, EX-99.4.I.

https://www.sec.gov/Archives/edgar/data/814848/000081484822000024/medley_exi1-77.htm

(j)

Other Material Contracts: Powers of Attorney. Incorporated by reference to Ameritas Variable Separate Account VA-2 Form N-4 Post-Effective Amendment No. 24 to Registration Statement No. 333-142483, filed April 26, 2023, EX-99.4J.

https://www.sec.gov/Archives/edgar/data/814848/000081484823000010/medley_exj-48.htm

(k)		Legal Opinion. Exhibit (k), filed herein.
(l)		Other Opinion. Consents of Independent Auditors and Independent Registered Public Accounting Firm. To be filed by subsequent amendment.
(m)		No financial statements are omitted from Item 26.
(n)		Initial Capital Agreements. Not applicable.
(o)		Form of Initial Summary Prospectuses. Not applicable.

Item 28.	Directors and Officers of the Depositor

Name and Principal	Position and Offices
Business Address*	with Depositor

William W. Lester	Director, Chair, President & Chief Executive Officer
John S. Dinsdale	Director
L. Javier Fernandez	Director
Ann M. Frohman	Director
Thomas W. Knapp	Director
James R. Krieger	Director
Patricia A. McGuire	Director
Tonn M. Ostergard	Director
Kim M. Robak	Director
Paul C. Schorr, IV	Director
Bryan E. Slone	Director
Oris R. Stuart, III	Director
Rohit Verma	Director
Ryan C. Beasley	Executive Vice President, Individual
Laura A. Fender	Senior Vice President, Controller
Patrick D. Fleming	Senior Vice President, Distribution & National Partners, Group
Jeffrey C. Graves	Senior Vice President, Agency & Field Distribution
Kelly J. Halverson	Senior Vice President, Chief Actuary & Underwriting, Individual
Gerald Q. Herbert	Senior Vice President, Risk & Compliance
Robert M. Jurgensmeier	Executive Vice President, Independent Distribution & Investments
James M. Kais	Executive Vice President, Retirement Plans
Brent F. Korte	Senior Vice President, Chief Marketing Officer
Morgan B.S. Lorenzen	Second Vice President, Assistant General Counsel
Brandon M. Mann	Senior Vice President, Wealth Management & Investment Services &
AIC President
Bruce E. Mieth	Senior Vice President, Group Operations
Shreejit R. Nair	Senior Vice President, Information Technology
Christine M. Neighbors	Senior Vice President, General Counsel & Corporate Secretary
April L. Rimpley	Senior Vice President, Human Resources
Tina J. Udell	Senior Vice President, Chief Investment Officer
David A. Voelker	Senior Vice President, Individual Operations
Linda A. Whitmire	Senior Vice President, Chief Actuary, Corporate
Richard A. Wiedenbeck	Senior Vice President, Chief Technology and Transformation Officer
Kelly J. Wieseler	Executive Vice President, Group
Susan K. Wilkinson	Executive Vice President, Chief Financial Officer & Treasurer
Forrest R. Wilson	Senior Vice President, Retirement Plans Sales & Distribution

* Principal business address: Ameritas Life Insurance Corp., 5900 O Street, Lincoln, Nebraska 68510.

Item 29.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

Name of Corporation (state where organized)	Principal Business

Ameritas Mutual Holding Company (NE)	mutual insurance holding company

Ameritas Holding Company (NE)	stock insurance holding company

Ameritas Life Insurance Corp. (NE)	life/health insurance company
Ameritas Investment Company, LLC (NE)	securities broker dealer
Variable Contract Agency, LLC (NE)	insurance agency
Ameritas Advisory Services, LLC (NE)	investment adviser
Ameritas Life Insurance Corp. of New York (NY)	life insurance company

Ameritas Investment Partners, Inc. (NE)	investment adviser

Subsidiaries are indicated by indentations.

Ameritas Life Insurance Corp. filed a consolidated financial statement which includes its subsidiaries.

Ownership is 100% by the parent company.

Item 30.	Indemnification

Ameritas Life Insurance Corp.'s By-Laws provide as follows:

Section 9.01. Mandatory Indemnification. (a) Every person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful; and (b) To the extent that a Director, Officer, employee or agent of a Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in this section or any action, suit or proceeding by or in the right of the Corporation, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

Section 9.02. Application of Article. Any indemnification under Section 9.01 or otherwise (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former Director, Officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 9.01. Such determination shall be made, with respect to a person who is a Director or Officer at the time of such determination (1) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such Directors designated by majority vote of such Directors, even though less than a quorum, or (3) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion, or (4) by the shareholders.

Section 9.03. Advance Payment. Expenses (including attorneys’ fees) incurred by any current or former Officer, Director, employee or agent in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such current or former Officer, Director, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this section.

Section 9.04. Other Rights. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, Officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 9.05. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

Under the Nebraska Model Business Corporation Act, Ameritas Life Insurance Corp. is required to indemnify a director or officer who was wholly successful in defense of any proceeding to which he or she was a party because of his or her position as a director or officer of the corporation against expenses incurred in connection with the proceeding. Under the Nebraska Model Business Corporation Act, Ameritas Life Insurance Corp. is permitted, but not required, to indemnify a director or officer against liability if the director or officer conducted himself or herself in good faith, and the director or officer reasonably believed, in the case of conduct in an official capacity, that his or her conduct was in the best interests of the corporation, and, in all other cases, that his or her conduct was at least not opposed to the best interests of the corporation, and, in the case of any criminal proceeding, the director or officer had no reasonable cause to believe his or her conduct was unlawful or the director or officer engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation.

Item 31.	Principal Underwriter

a)	Ameritas Investment Company, LLC ("AIC") serves as the principal underwriter for the variable annuity contracts issued through Ameritas Variable Separate Account VA-2, as well as Ameritas Variable Separate Account VA, Ameritas Life Insurance Corp. Separate Account LLVA, Ameritas Life of NY Separate Account VA, and Carillon Account. AIC also serves as the principal underwriter for variable life insurance policies issued through Ameritas Variable Separate Account V, Ameritas Variable Separate Account VL, Ameritas Life Insurance Corp. Separate Account LLVL, Ameritas Life of NY Separate Account VUL, and Carillon Life Account.

b)	The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Company, LLC.

Name and Principal	Positions and Offices
Business Address*	With Underwriter
Ryan C. Beasley	Director, Chair
Brandon M. Mann	Director, President
James M. Kais	Director
Brent F. Korte	Director
Susan K. Wilkinson	Director
Matthew J. Kinsella	Vice President, Chief Compliance Officer
Tyler Schubauer	Secretary

* Principal business address: Ameritas Investment Company, LLC, 5900 O Street, Lincoln, Nebraska 68510.

(c)	Compensation From the Registrant.

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commission	Compensation on Redemption	Brokerage Commissions	Compensation
Ameritas Investment Company, LLC	[ ]	[ ]	[ ]	[ ]

(2)+(4)+(5) = Gross variable life compensation received by AIC.

(2) = Sales compensation received and paid out by AIC as underwriter; AIC retains 0.

(4) = Sales compensation received by AIC for retail sales.

(5) = Sales compensation received by AIC and retained as underwriting fee.

Item 32.	Location of Accounts and Records

The Books, records and other documents required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained at Ameritas Life Insurance Corp., 5900 O Street, Lincoln, Nebraska 68510.

Item 33.	Management Services

There are no additional management services contracts that are not discussed in Part A or B of the registration statement.

Item 34.	Fee Representation

Ameritas Life Insurance Corp. represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lincoln, County of Lancaster, State of Nebraska on this 17th day of November, 2023.

AMERITAS VARIABLE SEPARATE ACCOUNT VA-2, Registrant

By: /s/ William W. Lester*
Director, Chair, President & Chief Executive Officer
Ameritas Life Insurance Corp.

AMERITAS LIFE INSURANCE CORP., Depositor

By: /s/ William W. Lester*
Director, Chair, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on November 17, 2023.

SIGNATURE	TITLE

William W. Lester *	Director, Chair, President & Chief Executive Officer
John S. Dinsdale *	Director
L. Javier Fernandez **	Director
Ann M. Frohman *	Director
Thomas W. Knapp *	Director
James R. Krieger *	Director
Patricia A. McGuire *	Director
Tonn M. Ostergard *	Director
Kim M. Robak *	Director
Paul C. Schorr, IV *	Director
Bryan E. Slone *	Director
Oris R. Stuart, III *	Director
Rohit Verma *	Director
Ryan C. Beasley *	Executive Vice President, Individual
Robert M. Jurgensmeier ***	Executive Vice President, Independent Distribution & Investments
Susan K. Wilkinson *	Executive Vice President, Chief Financial Officer & Treasurer
Laura A. Fender *	Senior Vice President, Controller
Christine M. Neighbors *	Senior Vice President, General Counsel & Corporate Secretary

/s/ Morgan B.S. Lorenzen
Morgan B.S. Lorenzen	Second Vice President, Assistant General Counsel

*	Signed by Morgan B.S. Lorenzen under Powers of Attorney executed effective as of September 12, 2022.
**	Signed by Morgan B.S. Lorenzen under Powers of Attorney executed effective as of September 16, 2022.
***	Signed by Morgan B.S. Lorenzen under Powers of Attorney executed effective as of February 6, 2023.

Exhibit Index

Exhibit

(k)	Legal Opinion